CONSTRUCTION GROUP

SUB-CONTRACT AGREEMENT

Ref. No: **LBDE/KWC23A/SC&WO/028**
~~Measurement~~ / Lump Sum

FOR

SUB-CONTRACT WORKS: **ELECTRICAL INSTALLATION (INCLUDING TELEPHONE WIRING AND OPTIC FIBRE SYSTEM), LIGHTNING PROTECTION, CATV INSTALLATION, EXTERNAL LIGHTINGS, AUTOMATIC FIRE ALARM SYSTEM AND TEMPORARY ELECTRICAL WORKS (INCLUDING LEW SERVICES)**

TO

PROJECT TITLE: **BUILDING WORKS AT KALLANG INTERGRATED DEVELOPMENT COMPRISING (477 DUS) OF PUBLIC HOUSING WITH BUS INTERCHANGE AT KALLANG WHAMPOA C23A WITH CONTINGENCY WORKS.**

BETWEEN

MAIN CONTRACTOR / CONTRACTOR: **LBD ENGINEERING PTE LTD**

AND

SUB-CONTRACTOR: **BNL ENGINEERING PTE LTD**

Attn: KELVIN SAM (HP: 9119 3776 Tel: 6684 8428 Fax: 6684 8598)

For the price of Singapore Dollar **Seven Million Eight Hundred Twenty Five Thousand Only ($ 7,825,000.00)** only or such other sum as may become due under the provisions of this Sub-Contract (hereinafter called "the Sub-Contract Sum").

THIS SUB-CONTRACT is made on the **24** day of **August 2023** between **LBD Engineering Pte Ltd** of (or whose registered office is situated at) **58A Sungei Kadut Loop, Singapore 729505** (hereinafter called "the Main Contractor / Contractor") of the one part and **BNL Engineering Pte Ltd** of (or whose registered office is situated at) **27 Woodlands Industrial Park E1, #03-15 (Lobby B) Hiangkie Industrial Building, Singapore 757718** (hereinafter called the "the Sub-Contractor") of the other part.

SUPPLEMENTAL to an Agreement made on the **31** day of **May 2023** between **Housing and Development Board** (hereinafter called "the Employer") of the one part and the **LBD Engineering Pte Ltd** (hereinafter called "the Main Contractor / Contractor ") of the other part; (hereinafter referred to as "the Main Contract")

The Main Contractor and the Employer has entered into contract to complete the Project in accordance with the terms and conditions stated in the Main Contract which includes the subject-matter of the Sub-Contract Works.

LBD ENGINEERING PTE LTD
BNL ENGINEERING PTE LTD

LBD ENGINEERING PTE LTD
58A Sungei Kadut Loop, Singapore 729505
T:(65) 6483 1888 F:(65) 6752 5772
E: info.enquiry@lbd8.com.sg

WHEREAS the Contractor desires to have executed the works of which particulars are set out in this Sub-Contract (hereinafter referred as "the Subcontract Works") comprised in and to be executed in accordance with the Main Contract, and any authorised variations of the Sub-Contract Works:

AND WHEREAS the Sub-Contractor has had reasonable opportunity of inspecting the Main Contract or a copy thereof, except the detailed prices of the Contractor included in the Schedules and/or Bills of Quantities.

Now it is hereby agreed and declared as follows: -

1. NOTICE OF THE MAIN CONTRACT TO THE SUB-CONTRACTOR

1.1 The Sub-Contractor shall be deemed to have notice of all the provisions of the main contract except the detailed prices of the Contractor included in the Schedules and/or Bills of Quantities. This Sub-Contract shall however become null and void in the event that the Employer or their Consultants disapprove of the Sub-Contractor.

1.2 The documents forming this Sub-Contract Agreement are to be taken as mutually explanatory of one another and shall be read and construed as a whole.

1.3 The descriptions in the Bills of Quantities (if any) shall serve as a guide only and the exact nature and extent of the Sub-Contract Works to be carried out shall be ascertained by reference to the Drawings and Specifications. In the event of any discrepancies being discovered between the documents, the Sub-Contractor shall notify the Contractor of such discrepancies or divergence in writing immediately. The Contractor may issue directions to the Sub-Contractor explaining, determining or correcting such ambiguities, discrepancies, design or construction impracticalities or omissions notified by the Sub-Contractor. The Sub-Contractor shall comply with any such directions at its own costs and risks and no direction given by the Contractor under this clause shall amount to a variation and the Sub-Contractor shall not be entitled to any increase of the Sub-Contract Sum / Sub-Contract Rates and/or any extension to the date(s) of completion of the Sub-Contract Works arising therefrom.

1.4 The quantities shown in the Bills of Quantities are approximate and the Sub-Contractor shall not order the materials based on these quantities only. The Sub-Contractor shall advise the Contractor of the lead time for the delivery of materials/equipment and shall see[illegible] obtain approval of such samples and/or shop drawings in good time for the execution of the Sub-Contract Works.

2 TERMS AND CONDITIONS OF SUB-CONTRACT AGREEMENT

2.1. GENERAL OBLIGATIONS

2.1.1. The Sub-Contractor shall be deemed to have notice of all the provisions of the Main Contract except the detailed rates and/or prices of the Contractor.

2.1.2. In the absence of express provisions to the contrary, the Sub-Contractor shall design (to the extent provided in the Main Contract), execute, complete, remedy any defects herein and maintain the Sub-Contract Works in conformity with the Sub-Contract Documents, the Main Contract documents (to the extent applicable to the Sub-Contract Works) and with all directions and requirements of the Contractor, and shall also do all things necessary so that no breach shall occur of any of the Contractor's obligations to the Employer under the Main Contract arising out of and/or in connection with the Sub-Contract Works.

2.1.3. The Sub-Contractor shall observe, perform and comply with all the provisions of the Main Contract on the part of the Contractor to be observed, performed and complied with insofar as they relate and apply to the Sub-Contract Works (or any phase or part of the same) and are not repugnant to or inconsistent with the express provisions of this Sub-Contract Agreement as if all the same were severally set out herein.

2.1.4. If the Contractor considers himself to be entitled to any payment, deductions, damage, loss or expense under any clause of this Sub-Contract Agreement or otherwise in connection with the Sub-Contract Agreement ("**Contractor's Claim**"), the Contractor is entitled to give notice in writing to the Sub-Contractor. The Contractor's Claim may be deducted from the Sub-Contract Sum or the amounts claimed under any of the Payment Claims submitted by the Sub-Contractor. For avoidance of doubt, nothing in this clause, including any non-compliance with this clause, shall operate to limit or prejudice the Contractor's right to pursue, refer to or rely on [illegible] Contractor's Claim in:

- 2.1.4.1. any reference to arbitration;
- 2.1.4.2. any reference to mediation; and/or
- 2.1.4.3. any legal proceedings.

2.2. GENERAL INDEMNITY

2.2.1. The Sub-Contractor shall indemnify the Contractor against any liabilities incurred by the Contractor to any person, whether the Employer under the Main Contract or any other third party and against all claims, liabilities, damages, costs and expenses made against or suffers or suffered by the Contractor by reason of or attributable to any act, omission, neglect, failure, breach or default of the Sub-Contractor in relation to this Sub-Contract Agreement including but not limited to those resulting from:

- 2.2.1.1. any claim by third parties in respect of the death or injury to any person or damage to any third party property (other than the Contractor's property) arising out of the negligence of the Sub-Contractor or any other person for whom the Sub-Contractor is responsible; and
- 2.2.1.2. any breach of applicable laws, regulations, rules, codes, directives, approvals, consents and permissions relating to or affecting the Sub-Contract Works ("**Statutory Requirements**") caused by or attributable to the Sub-Contractor or any other person for whom the Sub-Contractor is responsible.

2.2.2. The Sub-Contractor shall indemnify the Contractor against any liability of the Contractor to indemnify the Employer under the terms of the Main Contract insofar as that liability may arise out of and/or in connection with the carrying out of the Sub-Contract Works.

2.2.3. The Sub-Contractor shall be liable for, indemnify and hold harmless and defend (if required by the Employer), the Contractor against any damage, expense, liability, loss, claim or proceedings (including attorney's and legal fees and costs on a full indemnity basis) whatsoever in respect of or arising from any breach of this Sub-Contract Agreement by the Sub-Contractor.

BNL ENGINEERING PTE LTD

LBD ENGINEERING PTE LTD 200803146G

2.3. NO ADJUSTMENT TO SUB-CONTRACT SUM/ RATES

2.3.1. In this Sub-Contract Agreement, the Sub-Contract Sum/ Sub-Contract Rates are a fixed lump sum / fixed rates, the price/rate quoted shall include

2.3.1.1. Labour and all cost in connection therewith such as the Central Provident Fund ("CPF") contributions, Foreign Worker's Levy, Skill Development Board contributions, Payroll Tax, or all cost incurred in complying with all Government and Statutory rules, regulations or requirements.

2.3.1.2. The supply of materials, goods and all costs in connection therein including wastage, storage and delivery to site.

2.3.1.3. Plant, machinery, equipment and all costs in connection therewith

2.3.1.4. Hand tools or trade tools.

2.3.1.5. The cost of complying with the Standard conditions of the Sub-Contract, and all additional (if any) conditions

2.3.1.6. Establishment charges, overheads and profits,

2.3.1.7. Overtime charges

2.3.1.8. All ancillary and other works and expenditure, whether specifically mentioned or described in the Sub-Contract or not, which are necessary to carry out and bring to completion the Sub-Contract Works.

2.3.1.9. Trade preambles in the Main Contract in so far as they are applicable to the Sub-Contract

2.3.1.10. Protection, cleaning and making good/tidying up of completed Sub-Contract Works before handing over to the Contractor

2.3.1.11. Patching/making good of all openings with approved materials and labour by the Sub-Contractor

2.3.2. The Sub-Contractor shall and shall be deemed to have:

2.3.2.1. examined all the information made available to him by the Contractor and/or the Employer for the purpose of tendering and/ or entering into this Sub-Contract Agreement;

2.3.2.2. examined all information relevant to the risks, contingencies and other circumstances which could affect his tender, and which is obtainable by the making of reasonable inquiries;

2.3.2.3. examined the site and its surroundings;

2.3.2.4. informed and satisfied himself as to the nature of all physical conditions upon and below the surface of the site including the nature of the climatic, hydrological and general conditions of the site, the nature of the ground and sub-soil, the form and nature of the site, the risk of injury or damage to property and the nature of the materials to be excavated;

2.3.2.5. informed himself as far as practicable of the nature of the Sub-Contract Works and materials necessary for the execution of the Sub-Contract Works under this Sub-Contract Agreement, the means of access to and facilities at the site, and transport facilities for deliveries to the site;

2.3.2.6. informed himself as to the availability of labour required; and

2.3.2.7. satisfied himself as to the correctness and sufficiency of his tender for this Sub-Contract Works under this Sub-Contract Agreemen

2.3.2.8. t, and that the rates and prices stated therein cover the cost of performing all his obligations under this Sub-Contract Agreement.

2.3.3. and there shall be no adjustment to the same arising out of or in connection with:

2.3.3.1. any change in any law, or bye-law, regulation, guideline, order or rule made thereunder or by any governmental, statutory and regulatory authorities having jurisdiction over the Sub-Contract Works ("**Statutory Authorities**"); and/or

2.3.3.2. fluctuations, including but not limited to any rises or falls in the costs of labour, materials, equipment, services, freight charges, currencies, manufacturing and other inputs to the Sub-Contract Works.

2.3.4. Notwithstanding anything to the contrary in this Sub-Contract Agreement, no claim by the Sub-Contractor for additional payment or any extension of time shall be allowed on the ground of any misunderstanding or misapprehension in respect of the matters referred to in this Sub-Contract Agreement or on the grounds that incorrect or insufficient information was given to the Sub-Contractor by any person whether or not in the employment of the Contractor (or the Employer) or that the Sub-Contractor failed to obtain correct and sufficient information nor shall the Sub-Contractor be relieved from any risk or obligation imposed on or undertaken by him under this Sub-Contract Agreement on any such ground or on the ground that he did not or could not foresee any matter which may in fact affect or have affected the execution of the Sub-Contract Works, or compliance with his other obligations under this Sub-Contract.

2.3.5. The Sub-Contractor confirms that they have priced in the Sub-Contract Sum/Sub-Contract Rates the compliance with the prevailing laws and regulations made by the Statutory Authorities including, but not limited to, work practice and health regulations, such as safe management measures for COVID-19.

2.4. GOODS AND SERVICE TAX (GST)

The Sub-Contractor shall be deemed not to have allowed in the Sub-Contract Sum for goods and services tax (hereafter called "**GST**") chargeable under the Goods and Services Tax Act (Cap. 117A) (hereafter called "**the GST Act**") for the supply of goods, services or works required under this Sub-Contract Agreement. Unless the Sub-Contractor is a taxable person / company under the GST Act, the Contractor shall reimburse the Sub-Contractor any GST charged on the goods, services or works required under this Sub-Contract Agreement.

2.5. WARRANTY OF SUITABILITY

2.5.1. The Sub-Contractor warrants that all plant, machinery, equipment, goods, materials and workmanship comprised in the Sub-Contract Works shall be:

2.5.1.1. in exact conformity with all contractual descriptions and specifications as set out herein, and the provisions of the Main Contract;

2.5.1.2. of good quality and standard, carried out in a good and workmanlike manner and fit for their intended purpose;

2.5.1.3. in compliance in all respects with all Statutory Requirements enacted or issued by any Statutory Authorities; and

2.5.1.4. acceptable to the Employer and their consultants, the contract administrator under the Main Contract, the Contractor and all relevant Statutory Authorities.

2.6. DESIGN RESPONSIBILITIES (SUB-CONTRACTOR)

Where this Sub-Contract Agreement provides or it is inferable from the Sub-Contract Agreement that the whole or any part of the Sub-Contract Works shall be designed by the Sub-Contractor, the Sub-Contractor shall be fully responsible for the suitability, adequacy, integrity, durability and practicality of the design. Any design carried out by the Sub-Contractor shall be fit for the purpose of the designs required under this Sub-Contract Agreement and the Main Contract and the relevant Statutory

Authorities. Acceptance by the Contractor of such design or any modification or alteration thereof (even if such design modification or alteration originated from the Contractor) shall not relieve or in any way limit the responsibility of the Sub-Contractor under this Sub-Contract Agreement.

2.7. SUB-CONTRACTING, NOVATION AND ASSIGNMENT

2.7.1. The Sub-Contractor shall not sub-contract or novate the whole or any part of the Sub-Contract Works to any person without the prior written consent of the Contractor.

2.7.2. In relation to the Sub-Contract Works, the Sub-Contractor shall not engage or permit the engagement of any sub-contractor or sub-supplier without the prior written consent of the Contractor. The Sub-Contractor shall, within 14 days of the date of this Sub-Contract Agreement, provide a list of all the sub-contractors, and sub-suppliers, that the Sub-Contractor intends to engage for the purpose of this Sub-Contract Agreement for the Contractor's consent.

2.7.3. The Sub-Contractor shall be liable and responsible for any act, omission, negligence, failure, breach or default of any sub-contractor or sub-supplier engaged by the Sub-Contractor in relation to the Sub-Contract Works.

2.7.4. The Sub-Contractor shall provide its consent if required by the Contractor, at any time, for the assignment or granting of security over any or all of its rights, and/or transfer or sub-let any or all of its obligations, under this Sub-Contract Agreement.

2.8. SITE OPERATION AND METHODS OF CONSTRUCTION

2.8.1. The Sub-Contractor shall take full responsibility for the adequacy, stability and safety of all site operations and methods of construction relating to the Sub-Contract Works.

2.8.2. In addition to the requirements described in the Sub-Contract Documents, the Sub-Contractor shall, when required by the Contractor:

2.8.2.1. submit samples of any goods, materials and equipment forming part of the Sub-Contract Works;

2.8.2.2. prepare mock-ups in accordance with the requirements and to the satisfaction of the Contractor;

2.8.2.3. submit method statement(s), risk assessment and safe work procedure in respect of any work to be carried out under this Sub-Contract Agreement; and

2.8.2.4. prepare and submit such shop drawings and/or co-ordination drawings in accordance with the requirements and to the satisfaction of the Contractor.

2.8.3. The acceptance of or the provision of comments on any method statements, risk assessment, safe work procedure, shop drawings and/or co-ordination drawings by the Contractor, the Employer or their consultants shall not in any way relieve the Sub-Contractor from its responsibility and liabilities under this Sub-Contract Agreement.

2.9. AMBIGUITIES AND DISCREPENCY

2.9.1. The Sub-Contractor shall carry out a thorough examination of all the Sub-Contract Documents and the relevant Main Contract documents to ascertain that there is no ambiguity, discrepancy or divergence in or between those documents, or between those documents and the relevant Statutory Requirements.

2.9.2. Where the Sub-Contractor finds any ambiguity, discrepancy or divergence, it shall immediately give notice in writing to the Contractor of the same. The Contractor may issue directions to the Sub-Contractor explaining, determining or correcting such ambiguities, discrepancies, design or construction impracticalities or omissions notified by the Sub-Contractor and the Sub-Contractor shall not be entitled to any increase to the Sub-Contract Sum / Sub-Contract Rates and/or any extension to the date(s) of completion of the Sub-Contract Works arising therefrom.

2.10. SAFETY AND HEALTH

2.10.1. The Sub-Contractor shall:

2.10.1.1. comply with all rules, regulations and directions pertaining to safety and health at work including, without limitation, all subsidiary legislations, rules, regulations and directions made pursuant to the Building Control Act (Cap. 29), Employment Act (Cap. 91), Environmental Protection and Management Act (Cap. 94A), Fire Safety Act (Cap. 109A), and Workplace Safety and Health Act (Cap. 354A), or any remaking thereof or any amendment to a regulation therein and all practice directions, safety circulars and guidance notes published from time to time in connection therewith;

2.10.1.2. co-operate with the Contractor in relation to the Contractor's discharge of all functions and duties required of it under the Workplace Safety and Health Act (Cap. 354A), which functions and duties may include, without limitation:

2.10.1.2.1. the performance of risk assessments;

2.10.1.2.2. the maintenance of records; and

2.10.1.2.3. the reporting of injuries and occupational diseases,

2.10.1.2.4. in accordance with the Workplace Safety and Health Act (Cap. 354A);

2.10.1.3. co-operate with the Contractor and implement such measures at the Sub-Contractor's own costs and time to eliminate or minimise risks to any person who may be affected by the Sub-Contract Works; and

2.10.1.4. use reasonable efforts to keep the site and Sub-Contract Works clear of unnecessary obstruction so as to avoid danger to any person who may be affected by the Sub-Contract Works.

LBD ENGINEERING PTE LTD 200803146G

2.11. INSURANCES

2.11.1. Without prejudice to or limiting in any way the Sub-Contractor's obligations, liabilities and/or indemnities under this Sub-Contract Agreement (including the indemnities provided at Clause 2.2), the Contractor has taken up Contractor's All Risk Insurance for the whole of the Works under the Main Contract ("**Contractor's Insurances**"). A copy of the insurance policy(ies) may, following prior written request, be inspected by the Sub-Contractor at the Contractor's office during office hours. For the avoidance of doubt, the said Contractor's Insurances shall cover all the Sub-Contractor's personnel working on the site of the Project and the Sub-Contractor is deemed to have inspected the said insurance policy and agreed to comply with all the terms and conditions therein.

2.11.2. In the event that the Sub-Contractor has a claim under the Contractor's Insurances, the Sub-Contractor shall be responsible for all excesses carried in the said Contractor's Insurances subject to a minimum amount of $5,000 (Singapore Dollars).

2.11.3. Unless the Contractor has already obtained Contractor's Insurances covering the Sub-Contractor, the Sub-Contractor shall take out and maintain at its own costs prior to the commencement of any work under this Sub-Contract:

BNL ENGINEERING PTE LTD

2.11.3.1. such insurances as may be necessary to cover his liabilities under this Sub-Contract Agreement or as the Contractor deems necessary; and

2.11.3.2 the approved policy (as defined in the Work Injury Compensation Act (Cap. 354) ("**WICA**") in accordance with Clause 2.11.4 ("**WICA Insurance**"), (collectively, "**Sub-Contractor's Insurances**").

2.11.4. The Sub-Contractor shall ensure that the WICA Insurance:

2.11.4.1. complies with the requirements of WICA and any regulation, statutory re-enactment, extension or modification thereof; and

2.11.4.2. be taken out and maintained with a designated insurer (as defined in the WICA) approved by the Contractor.

2.11.5. The Sub-Contractor shall deposit with the Contractor before the commencement of any work on site, copies of the Sub-Contractor's Insurances and no later than 14 days thereafter copies of the receipts in respect of the premiums paid under such policies. Where the Sub-Contractor has taken out any insurance policies as referred to in Clause 2.11.3, subject to Clause 2.11.4, the Sub-Contractor shall also, at all reasonable time, at the request of the Contractor and by prior appointment, produce the insurance policies, including the receipts for the premiums paid, for inspection by the Contractor.

2.11.6. The Sub-Contractor's Insurances shall be without prejudice to and shall not in any way limit any of the Sub-Contractor's obligations, liabilities and/or indemnities under this Sub-Contract Agreement and the Sub-Contractor shall cause its insurers to waive all rights of subrogation against the Contractor and other named insureds in respect of a claim arising under the Sub-Contractor's Insurances.

2.11.7. Should the Sub-Contractor default in taking out or maintaining any Sub-Contractor's Insurances in accordance with Clause 2.11.3, the Contractor (without prejudice to any other rights and remedies available) may himself insure against any risk with respect to which the default has occurred and the amount paid by him in respect of premiums shall be recoverable from the Sub-Contractor or the Contractor may withhold an amount from any money which would otherwise be due to the Sub-Contractor under this Sub-Contract Agreement which in the opinion of the Contractor will satisfy any claim for compensation that would have been borne by an insurer had the Sub-Contractor taken out and maintained the Sub-Contractor's Insurances in accordance with the terms of this Sub-Contract Agreement.

2.11.8. The Sub-Contractor shall comply and ensure that its sub-contractors comply with the terms, warranties, declarations, conditions, exceptions and limitations of the Sub-Contractor's Insurances and the Contractor's Insurances. The Sub-Contractor shall not do or omit to do anything which may render voidable, void, unenforceable or otherwise ineffective any such policy or entitle insurers to avoid any liability thereunder.

2.11.9. The Sub-Contractor shall be responsible for any and all excesses or deductibles and incident costs applicable to all claims made under the Sub-Contractor's Insurances.

2.11.10. The Sub-Contractor acknowledges and agrees that if the completion date under this Sub-Contract Agreement is extended, the Sub-Contractor shall extend the period of the Sub-Contractor's Insurances. If the reason for such extension is due or attributable to the delay in the Sub-Contract Works in respect of which an extension of time is not granted to the Sub-Contractor under this Sub-Contract Agreement, the Sub-Contractor shall bear any additional premium incurred by the Sub-Contractor in extending the period of the Sub-Contractor's Insurances.

2.11.11. the provision in Clause 2.11.1 hereinabove, the Contractor shall not be liable for in respect of any damages or compensation under the WICA and any regulation, statutory re-enactment, extension or modification thereof or any statute dealing with workman's compensation or accidents or at common law by or in consequence of any accidents or injuries to any workman or other person in the employment of the Sub-Contractor in respect of this Sub-Contract Agreement, and the Sub-Contractor shall indemnify and keep indemnified the Employer and/or Contractor against all such damages or compensation and against all claims, demands, legal proceedings, costs, charges and expenses whatsoever in respect thereof or in relation thereto insofar as it is not due to any gross negligence or wilful act or omission or breach of this Sub-Contract Agreement by the Contractor, his servants or agents or any other sub-contractors directly or indirectly employed by him and their servants or agents.

2.11.12. Notwithstanding the provision in Clause 2.11.1 and subject to Clause 2.11.11 hereinabove, the Sub-Contractor shall be responsible for all injuries or damages to any person or property arising during the period of the Sub-Contract Agreement (including injury or damage caused by or arising out of or occurring in the course of carrying out the Sub-Contract Works) and shall indemnify and keep indemnified the Employer and/or the Contractor against all claims, demands, damages, costs, charges and expenses whatsoever in respect of or in relation to any such injuries or damages insofar as it is not due to any gross negligence or wilful act or omission or breach of this Sub-Contract Agreement by the Contractor, his servants or agents or any other sub-contractors directly or indirectly employed by him and their servants or agents.

2.12. MAN-YEAR ENTITLEMENT ("MYE")

~~To be advise man-year entitlement will be allocated for the Sub-Contract.~~

2.13. SECURITY DEPOSIT

~~2.13.1. Within 14 days of this Sub-Contract Agreement, the Sub-Contractor shall deposit with the Contractor an amount equivalent to 10% of the Sub-Contract Sum by way of security for the due performance of and observance by the Sub-Contractor of his obligations under the Sub-Contract Agreement until 30 days after the issuance of the Sub-Contract Maintenance Certificate.~~

~~2.13.2. The Sub-Contractor may, in lieu of the cash deposit in Clause 2.13.1, provide a performance bond ("**Performance Bond**") for an equivalent amount from a Monetary Authority of Singapore ("**MAS**")-approved insurance company or a bank in the prescribed form under SCHEDULE 1 (PERFORMANCE BOND).~~

~~2.13.3. The Performance Bond shall be valid until 30 days after the issuance of the Sub-Contract Maintenance Certificate. In the event that the term of this Sub-Contract Agreement is extended, the Sub-Contractor shall be obliged to obtain the endorsement from the bank/insurance company for the extended term notwithstanding the automatic extension clause in the Performance Bond. Any failure on the part of the Sub-Contractor to provide the Contractor with the endorsement for the extended term shall entitle the Contractor to amongst others withhold any sums that may be payable to the Sub-Contractor under this Sub-Contract, which shall not exceed the value of the cash deposit or Performance Bond (as the case may be).~~

~~2.13.4. The term "**Security Deposit**" shall hereafter refer to:~~

~~2.13.4.1. the cash deposited under Clause 2.13.1; or~~

~~2.13.4.2. the cash proceeds of any or all demands on the Performance Bond provided pursuant to Clause 2.13.2.~~

~~2.13.5. The Contractor may utilise the Security Deposit to make good any loss or damage sustained or likely to be sustained as a result of any breach of whatsoever nature or default by the Sub-Contractor, including any liquidated damages. If the amount of the Security Deposit utilised by the Contractor to make good any such loss or damage is found to be greater than the amount of loss or damage actually sustained by the Contractor, then the Contractor shall pay the balance of the amount utilised by the Contractor without the addition of interest to the Sub-Contractor or to the bank or insurer, as the case may be, upon issuance of the Sub-Contract Maintenance Certificate. Where the Security Deposit is made in cash, the Contractor shall pay to the Sub-Contractor the unutilised amount without interest upon the issuance of the Sub-Contract Maintenance Certificate.~~

~~2.13.6. Save for the clear case of fraud, the Sub-Contractor shall not for any reason whatsoever be entitled to enjoin or restrain:~~

~~2.13.6.1. the Contractor from making any call or demand on the Performance Bond or receiving any cash proceeds under the Performance Bond; or~~

~~2.13.6.2. the issuer of the Performance Bond from paying any cash proceeds under the Performance Bond,on any ground including the ground of unconscionability.~~

~~2.13.7. The provisions of this Clause 2.13 shall not affect the rights and remedies expressly reserved herein to the Contractor or bar the Contractor from claiming loss, expense, costs or damages incurred or sustained or likely to be sustained by the Contractor as a result of any breach of whatsoever nature or default by the Sub-Contractor.~~

2.14. WARRANTY AND INDEMNITY

2.14.1. The Contractor and Sub-Contractor shall jointly warrant the Sub-Contract Works on the terms and conditions as stipulated in the prescribed format in SCHEDULE 3: (DEED OF WARRANTY AND DEED OF INDEMNITY) ("**Deed of Warranty**").

2.14.2. Further to the provision of the Deed of Warranty, the Sub-Contractor shall indemnify and keep harmless the Contractor for the terms and conditions stipulated in the Deed of Warranty by executing a deed of indemnity ("**Deed of Indemnity**") in favour of the Contractor as prescribed in SCHEDULE 3 (DEED OF WARRANTY AND DEED OF INDEMNITY).

2.14.3. The duly executed Deed of Warranty and Deed of Indemnity shall be submitted immediately upon request by the Contractor, and if no such request is made, then at such time when the Sub-Contract Completion Certificate is issued. In the event the Sub-Contractor fails to execute and submit both the Deed of Warranty and Deed of Indemnity within the time specified, the Contractor shall be allowed to withhold 15% of the payment of any sums due to the Sub-Contractor in relation to the execution of such Works, subject to the minimum sum of S$5,000.00 per set of Deed of Warranty and Deed of Indemnity. However, such sums withheld shall be released to the Sub-Contractor upon submission of the duly executed Deed of Warranty and Deed of Indemnity.

2.15. PROCEDURE FOR PAYMENT

2.15.1. The Sub-Contractor shall submit payment claims at the date set out in Appendix I (hereafter referred to as a "**Payment Claim**") in such form as the Contractor may from time to time prescribe. Payment Claims are to be in writing and addressed to the Contractor and shall include all details measurement, drawings, report, etc necessary information, documents to substantiate the Payment Claims. Each Payment Claim shall include amounts due for variations ordered under this Sub-Contract Agreement. The Sub-Contractor shall resubmit within 3 days and such submission shall be considered new submission and the Contractor shall be given sufficient time to evaluate such progress claim

2.15.2. The Contractor shall make interim payment to the Sub-Contractor in respect of the Sub-Contract Works and in respect of any authorized variations, less: -

2.15.2.1. retention monies of ten percent (10%) of the amount valued by the Contractor ("**Retention Sum**") provided always that the aggregate amount of Retention Sum shall not exceed five percent (5%) of the Sub-Contract Sum or otherwise stated in Appendix I; and

2.15.2.2. any money due to the Contractor and/or any sum which the Contractor is entitled to withhold, deduct from or set-off against any sum due, or being due to the Sub-Contractor.

2.15.3. For the purposes of Payment Claims made under Clause 2.15.1, a Payment Claim shall have the same meaning ascribed in the Building and Construction Industry's Security of Payment Act (Cap. 30B) (hereafter referred to as the "**SOP Act**"). Each Payment Claim shall be made in compliance with the requirements of the SOP Act and shall show the amounts (hereafter referred to as the "**Claimed Amount**") to which the Sub-Contractor considers itself to be entitled to.

2.15.4. The Contractor shall issue an interim payment response ("**Payment Response**") certifying the value of each Payment Claim based on the value of work done after deducting the amounts allowed under this Sub-Contract Agreement ("**Response Amount**") within 21 days after receipt of a Payment Claim. Such Payment Response issued by the Contractor shall constitute the Contractor's payment response as defined in section 11 of the SOP Act.

2.15.5. Where the Payment Response includes any claims by the Contractor for damage, loss or expense, including any claims for liquidated damages under Clause 2.22.1, the Payment Response shall be deemed to be a certificate that is required to be issued under the contract for the purposes of section 17(2A) of the SOP Act.

2.15.6. The Contractor shall make payment of the Response Amount within 09 days or otherwise stated in Appendix I of receipt of the tax invoice from the Sub-Contractor, and the amount of the tax invoice shall be the same as of the Response Amount.

2.15.7. If the Sub-Contractor submits a Payment Claim before the time stipulated herein for the making of that claim, such early submission shall not require the Contractor to issue a Payment Response earlier than would have been the case had the Sub-Contractor submitted the Payment Claim in accordance with this Sub-Contract Agreement.

2.15.8. All payments made to the Sub-Contractor pursuant to any Payment Response shall be made on account only, pending reconciliation of the amounts under any subsequent Payment Response. The Contractor may:

2.15.8.1. by way of any subsequent Payment Response make any correction or modification to a previous Payment Response;

2.15.8.2. deduct the amount paid in excess in a previous Payment Response from a subsequent Payment Response; or

2.15.8.3. recover the amount paid in excess by way of a debt recoverable from the Sub-Contractor.

2.16. VARIATIONS

2.16.1. The Contractor may at any time issue an instruction in writing requiring a variation to the Sub-Contract Works whether by way of addition, modification or omission, including the omission of the whole or any part of the Sub-Contract Works.

~~2.16.2. The Sub-Contractor agrees that no order of the Contractor requiring a variation shall vitiate this Sub-Contract Agreement, or entitle the Sub-Contractor to terminate this Sub-Contract Agreement or its employment under this Sub-Contract Agreement, or constitute a breach or repudiation of this Sub-Contract Agreement on the part of the Contractor.~~

2.16.3. The Sub-Contractor agrees that if any order issued under this Sub-Contract Agreement requires the omission of the whole or any part of the Sub-Contract Works: -

2.16.3.1. the Sub-Contractor shall not be entitled to claim, whether as damages or otherwise, any additional payment by reason of loss of profit, or loss and expenses, or contribution to preliminaries or overhead, arising out of and/or in connection with the said omission; and

2.16.3.2. the Contractor may, without prejudice to other rights and remedies under this Sub-Contract Agreement, award such omitted Sub-Contract Works at a competitive price to other contractor(s), whether appointed by the Contractor or otherwise.

2.16.4. The valuation of all variations instructed by the Contractor shall be determined as follows:

2.16.4.1. where the varied work is of a similar character to and/or is executed under similar conditions as the Sub-Contract Works, the value of all authorised works shall be based on the rates in the Bills of Quantities. If none of the rates stated is applicable, it shall then be based on the Consultant's approved rates less 10% to cover the Contractor's overheads. Alternatively the rates shall be based on the latest prevailing Public Works Department Quarterly Cost Information Survey Handbook.

2.16.4.2. In the event of omission work, the amount to be omitted shall be the same amount as the Consultant's evaluation. For any additional works, the Sub-Contractor shall be paid based on the Consultant's evaluation less 10%.

2.16.4.3. The Sub-Contractor shall submit substantiation (i.e. At least 3 quotations for Star Rate items), breakdown cost, etc for all variation work.

2.16.4.4. All certification of variation works by site personnel are purely for record purposes only. Final prices/rates shall be subjected to the approval of the Contractor's Managing Director.

2.16.5. The Sub-Contractor shall not be entitled to any additional payment and/or additional time for any variation where such variation is required as a result of and/or in connection with any act, omission, negligence, failure, breach or default of the Sub-Contractor under this Sub-Contract Agreement.

2.16.6. In the event that the Sub-Contractor fails to comply with any instruction for any addition or modification issued by the Contractor under Clause 2.16.1 within the time directed by Contractor (or in the absence of such direction, within a reasonable period), the Contractor shall be entitled (but not obliged) to effect such addition or modification and the Sub-Contractor shall forthwith on demand reimburse and fully indemnify the Contractor in respect of all losses, costs and expenses incurred and/or damages suffered by the Contractor as a result of the Sub-Contractor's failure to comply with the instruction for variation.

~~2.17. RELEASE OF RETENTION SUM~~

~~2.17.1. The Retention Sum shall be released to the Sub-Contractor in the following manner: -~~

~~2.17.1.1. upon completion of the Sub-Contract Works, the Contractor shall release one moiety of the retention sum to the Sub-Contractor, subject to the submission of all test certificates, warranties, indemnities, as built drawings, operation manuals and/or any other documents required by the Contractor to be furnished by the Sub-Contractor; and~~

~~2.17.1.2. Provided that the remaining retention monies shall be released upon the issue of the Final Completion Certificate by the Superintending Officer or the Maintenance Certificate by the Architect, whichever is the later~~

~~2.17.1.3. Notwithstanding the above, should the Sub-Contractor request for the retention monies to be released, the Contractor may accept, in lieu of the retention monies, an unconditional guarantee covering the said sum. Provided always that the Sub-Contractor's final account has been finalised and agreed by both parties, and return of the signed Final Account Statement. Unless it is a lump sum contract, all the Sub-Contract Works shall be subject to final measurement with the final Sub-Contract Sum based on actual work done on site~~

2.18. FINAL ACCOUNT

2.18.1. The Sub-Contractor shall before the end of the Main Contract Completion date submit his Final Accounts Documents to the Contractor showing the final value of all Works carried out including variations and such other amounts which he considers he is entitled to under the Sub-Contract together with supporting documents, vouchers and other documents to enable the Contractor to prepare the Statement of Final Account under Sub-Clause (2.18.2) hereof

2.18.2. The Contractor shall within 6 months from

2.18.2.1. the date of receipt of the Final Account Documents from Sub Contractor under paragraph (2.18.1.) hereof;

2.18.2.2. the date of the issue of the Final Completion Certificate by the Superintending Officer

(Whichever is the later) provide to the Sub-Contractor the Statement of Final Account.

2.18.3. The Sub-Contractor shall serve his final payment claim to the Contractor within 14 days after the occurrence of either of the following events whichever is the later;

2.18.3.1. the date of receipt of the Final Completion Certificate by the Superintending Officer

2.18.3.2. the receipt by the Sub-Contractor of the statement of the Final Account under paragraph (2.18.2) hereof.

2.18.4. Provided that if the Sub-Contractor submits a final payment claim before the time stipulated herein for the making of that claim, such early submission shall not required the Contractor to issue the Final Account or the payment response in respect of that final payment claim earlier that would have been the case had the Sub-Contractor submitted the final payment claim in accordance with the Contract.

2.18.5. The Contractor shall, upon its receipt of the maintenance certificate (or its equivalent) or final completion certificate (or its equivalent) under the Main Contract, whichever is the later, issue a certificate for the final account after the Provisional Final Account Certificate has been issued and agreed between the Contractor and the Sub-Contractor ("**Final Account Certificate**").

2.18.6. The Final Account Certificate shall include any adjustments or set off which have been made to the Sub-Contract Sum, any further amounts which the Contractor deems the Sub-Contractor to be entitled to and the amounts so far certified for payment.

2.18.7. Any difference between the amount stated in the Final Account Certificate as payable by the Contractor to the Sub-Contractor and the amount already paid by the Contractor shall be a debt payable by the Contractor to the Sub-Contractor or by the Sub-Contractor to the Contractor, as the case may be.

2.18.8. Upon receiving the Final Account Certificate from the Contractor, the Sub-Contractor is given 21 days to raise any objections and to submit documentation to substantiate the objection(s). If no objection is received within 21 days from the date of the Final Account Certificate, it is deemed that the Sub-Contractor has agreed to the Final Account Certificate and shall have no further claim against the Contractor under this Sub-Contract Agreement.

2.19. COMMENCEMENT AND COMPLETION DATE

2.19.1. The commencement and completion dates for this Sub-Contract Works are as specified in Appendix I.

2.19.2. The Sub-Contractor shall, within seven (7) days of the date of the Contractor's Letter of Acceptance and/or within seven (7) days of the date of the execution of this Sub-Contract Agreement whichever is the earlier, submit to the Contractor a programme for the Sub-Contract Works with reference to Clause 2.19.1 in such format as the Contractor may require. Failing which, the Sub-Contractor is deemed to have accepted any programme proposed by the Contractor.

2.19.3. Within twenty-one (21) days of receipt of a programme, the Contractor may inform the Sub-Contractor in writing whether the programme is accepted. If the programme is not accepted, then the Sub-Contractor shall revise the programme and submit the same to the Contractor within three (3) days of receipt of the Contractor's notification of non-acceptance. If the programme is still not acceptable, then the same procedure as set out in this Clause 2 shall apply until any of the subsequent revised programmes is accepted by the Contractor.

2.19.4. The Sub-Contractor shall execute the Sub-Contract Works and meet the milestones set out in the: -

2.19.4.1. accepted programme or deemed accepted programme under Clause 2.19.3; or

2.19.4.2. the Revised Accepted Programme or Deemed Revised Accepted Programme under Clause 2.20.3.

2.19.5. The Sub-Contractor shall be deemed to be aware that if the Sub-Contractor fails to complete any part of the Sub-Contract Works within some or all of the milestones defined in the accepted programme or deemed accepted programme or the Revised Accepted Programme or the Deemed Revised Accepted Programme (whichever is applicable), the Contractor will suffer losses, damages, co or expenses in respect of the failure thereof, including damages payable to the Employer as well as the Contractor's own losses.

2.19.6. The Contractor may at any time instruct the Sub-Contractor to suspend progress of part or all of the Sub-Contract Works. During suspension, the Sub-Contractor shall protect, store and secure such part of the Sub-Contract Works against deterioration, loss or damage. If and to the extent that the cause of suspension is due to or arises out of any act, omission, neglect or default of the Sub-Contractor (including making good the consequences of the Sub-Contractor's faulty design, workmanship or materials), the Sub-Contractor shall not be entitled to any increase of the Sub-Contract Sum / Sub-Contract Rates and/or any extension to the date(s) of completion of the Sub-Contract Works arising therefrom. The Sub-Contractor shall forthwith resume with the progress of that part or all of the Sub-Contract Works that is suspended, upon receipt of an instruction from the Contractor to so resume.

2.19.7. Where it appears to the Contractor that the execution of the Sub-Contract Works does not conform to the accepted or deemed accepted programme (or the Revised Accepted Programme or Deemed Revised Accepted Programme) for any part of the Sub-Contract Works, the Contractor may by written instruction require the Sub-Contractor to submit a revised programme. The Contractor may by written instruction require any further revisions to the revised programme necessary to enable the Contractor to complete the Project on time and in accordance with the Main Contract programme or revised Main Contract programme as the case may be. For the avoidance of doubt, the acceptance by the Contractor of any revised programme under this Clause 2 shall not relieve the Sub-Contractor of any of its obligations under this Sub-Contract Agreement and such acceptance shall not be construed as a grant of an extension of time by the Contractor or as a waiver of the Contractor's rights and powers under this Sub-Contract Agreement or under general law.

2.19.8. Subject to the submission of all test certificates, warranties, indemnities, as built drawings, operation manuals and/or any other documents required by the Contractor to be furnished by the Sub-Contractor, the Contractor shall issue a completion certificate ("**Sub-Contract Completion Certificate**") to the Sub-Contractor when the Sub-Contract Works or, where applicable, any phase thereof, appears to be complete in all respects in accordance with the requirements of this Sub-Contract Agreement save for minor outstand works, in respect of which the Contractor may require the Sub-Contractor to undertake in writing to complete within such time a on such terms as may be agreed to by the parties.

2.20. EXTENSION OF TIME

2.20.1. The Sub-Contractor shall be entitled to such extension of time as may reasonably reflect delay in the completion of the Sub-Contract Works or any phase or any part thereof (if applicable), which will or may be or has been caused by the following:

2.20.1.1. subject to Clause 2.16, variations ordered by the Contractor that may necessitate such extensions of time;

2.20.1.2. any ground for extension of time expressly mentioned in this Sub-Contract Agreement and not mentioned in this clause; or

2.20.1.3. any act of prevention or breach of this Sub-Contract Agreement by the Contractor.

2.20.2. The Sub-Contractor shall, as a condition precedent to such an extension of time, apply in writing to the Contractor within 14 days from the date the event on which the Sub-Contractor relies for the extension of time applied for first occurred. The written application shall contain full details of the delaying event including but not limited to:-

2.20.2.1. the reason(s) why there will or may be delay to the completion of the Sub-Contract Works, or any phase or part thereof;

2.20.2.2. the length of the delay;

2.20.2.3. the duration of extension of time sought; and

2.20.2.4. any further information which the Contractor may reasonably require.

2.20.3. When the Contractor has received sufficient information to enable it to decide the Sub-Contractor's application for extension of time, it shall, within a reasonable time, notify the Sub-Contractor in writing of such extension of time, if any, which it considers the Sub-Contractor to be entitled to. Within seven (7) days of the Contractor's notification of such extension of time, the Sub-Contractor shall submit to the Contractor a revised programme taking into account such extension of time granted. The procedure set out in Clause 2.19.3 shall apply, *mutatis mutandis*, to the acceptance or non-acceptance of the revised programme. The revised programme that is accepted or deemed accepted by the Contractor under this Clause 2.20 shall be known as the "**Revised Accepted Programme**" or "**Deemed Revised Accepted Programme**".

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2.21. PANDEMIC

2.21.1. If performance of any obligation under the Sub-Contract Agreement by the Contractor is delayed, prevented or otherwise adversely impacted by any matter directly or indirectly arising out of or in connection with an infectious disease pandemic (including but not limited to COVID-19) ("**Unforeseen Event**"):

2.21.1.1. the Contractor will notify the Sub-Contractor in writing; and

2.21.1.2. the Contractor will be relieved from liability for such delay or failure caused by the Unforeseen Event.

2.21.2. The Sub-Contractor will not claim against the Contractor for any losses or expenses it incurs arising from or in connection with the delay or disruption caused by the Unforeseen Event.

2.21.3. In the event that the Unforeseen Event continues for a period of three (3) months or more, the Contractor shall be entitled to terminate this Sub-Contract Agreement pursuant to Clause 2.24.1.1.

2.22. LIQUIDATED AND ASCERTAINED DAMAGES (LAD)

2.22.1. Should the Sub-Contractor fail to complete the Sub-Contract Works within the time or times stipulated in this Sub-Contract Agreement and/or such extended times as provided for in this Sub-Contract Agreement, the Sub-Contractor shall pay to the Contractor liquidated damages calculated in accordance with Clause 2.23.1, notwithstanding that the employment of the Sub-Contractor under the Sub-Contract Agreement may have been terminated and the Contractor may at any time deduct from monies due or to become due to the Sub-Contractor, under this Sub-Contract Agreement such liquidated damages and/or recover the same from the Sub-Contractor as a debt.

2.23.2. The liquidated damages for any delay on the part of the Sub-Contractor shall be computed using the rate(s) stated in Appendix 1, LIQUIDATED DAMAGES) for every calendar day or part of a day which shall elapse between the completion date(s) stated in Appendix I and the completion date(s) stated in the Sub-Contract Completion Certificate issued by the Contractor. Where no liquidated damages have been so specified or where the Contractor is for whatever reason not entitled in law to recover liquidated damages, the Contractor shall be entitled to claim damages for any delay caused by and/or contributed to by the default of the Sub-Contractor. In the event that the Contractor for whatever reason shall not be entitled in law to recover liquidated damages, the Contractor shall remain entitled to recover such loss, expense, costs or damages as he would have been entitled under common law as if the provision in this clause relating to the payment of liquidated damages had not formed part of the Sub-Contract Agreement. The Sub-Contractor's liability to pay the Contractor such loss, expense, costs or damages shall not be limited in any way whatsoever by the amount of liquidated damages for which he might otherwise have been liable.

2.23.3. The payment, recovery or deduction of the liquidated damages shall not relieve the Sub-Contractor of its obligation to complete the Sub-Contract Works or any other of its obligations, duties, responsibilities and liabilities under the Sub-Contract Agreement. Such liquidated damages shall be deemed to be the genuine pre-estimate and reasonable loss which the Contractor will suffer in the event that the Sub-Contractor fails to achieve completion for the Sub-Contract Works on or before the completion dates.

2.23. DEFECTS LIABILITY PERIOD ("DLP")

2.23.1. The defects liability period for the Sub-Contract Works shall commence from the date stated in the Sub-Contract Completion Certificate and shall expire after eighteen (18) months or otherwise stated in Appendix 1 DEFECTS LIABILITY PERIOD) ("**Sub-Contract Defects Liability Period**").

2.23.2. During the Sub-Contract Defects Liability Period, the Sub-Contractor shall, at its own cost, complete any outstanding work and shall make good any defects, omissions and/or faults in the Sub-Contract Works within such time as may be notified by the Contractor in writing.

2.23.3. The Contractor shall within 14 days after the expiry of the Sub-Contract Defects Liability Period issue a "**Sub-Contract Maintenance Certificate**" to the Sub-Contractor when all outstanding work, defects, omissions and/or faults notified by the Contractor to the Sub-Contractor under Clause 2.23.1 have been made good by the Sub-Contractor in compliance with the Contractor's instructions.

2.24. TERMINATION OF SUB-CONTRACT AGREEMENT

2.24.1. The Contractor may terminate the employment of the Sub-Contractor under this Sub-Contract Agreement by giving a seven (7) day prior written notice if:

2.24.1.1. an Unforeseen Event in Clause 2.21.1 continues for a period of three (3) months or more;

2.24.1.2. the Sub-Contractor has abandoned this Sub-Contract Works (according to the understanding and consideration of the Contractor);

2.24.1.3. if the Sub-Contractor assigns to another person or permits vicarious performance by another person of its principal responsibilities, or if it assigns the right to receive monies due under the Sub-Contract Agreement without the prior written consent of the Contractor;

2.24.1.4. if the Sub-Contractor has suspended the entire or substantial part of the Sub-Contract Works without justification and following expiry of 7 days after receipt of a warning notice from the Contractor to that effect, failed to take effective steps to recommence work;

2.24.1.5. if the Sub-Contractor fails to comply with any Contractor's written direction or instruction within 14 days of receipt of a warning notice from the Contractor;

2.24.1.6. the Sub-Contractor has, without reasonable cause, failed to commence the Sub-Contract Works in accordance with this Sub-Contract Agreement;

2.24.1.7. the Sub-Contractor has failed to proceed with the Sub-Contract Works diligently and expeditiously to the satisfaction of the Contractor;

2.24.1.8. the Sub-Contractor has refused and/or failed to comply with any written order and/or instruction given by the Contractor; or

2.24.1.9. the Sub-Contractor committed an act of bankruptcy or becomes bankrupt or insolvent or enters into any agreement of composition or deed of arrangement with its creditors or if being a company, a winding up application is made or if a receiver or manager of the Sub-Contractor's undertaking is appointed or possession taken or execution levied by creditors or debenture holders or under a floating charge or if a judicial manager is appointed.

2.24.2. In the event the Sub-Contractor is in breach or default under this Sub-Contract Agreement, the Contractor may give the Sub-Contractor a written notice requiring the Sub-Contractor to remedy the breach or default within 14 days after the Contractor gives the Sub-Contractor such written notice, provided that any such notice from the Contractor shall not prejudice the Contractor's right to and

shall not constitute a pre-requisite for the Contractor to, terminate the employment of the Sub-Contractor pursuant to Clause 2.24.1. Where such written notice was given and the breach or default identified in the notice is not remedied by the Sub-Contractor within the 14-day period, the Contractor may by written notice to the Sub-Contractor terminate their employment immediately.

2.24.3. If the employment of this Sub-Contractor has been terminated pursuant to Clause 2.24.1 or 2.24.2,

2.24.3.1. the Contractor shall be entitled to damages on the same basis as if the Sub-Contractor had wrongfully repudiated this Sub-Contract Agreement;

2.24.3.2. the Contractor shall be entitled to the same liquidated damages for delay as those which would have been payable if the Sub-Contractor had completed the Sub-Contract Works on the actual completion date of the Contractor or the other contractors or persons appointed by the Contractor; and

2.24.3.3. the Sub-Contractor shall immediately vacate and surrender possession of the site to the Contractor leaving all construction equipment, temporary works, temporary buildings, structures, tools, plant, unfixed materials and goods on the site. The Contractor may use for completion of the Sub-Contract Works any of the construction equipment, temporary works, temporary buildings, structures, tools, plant, unfixed materials and goods left on the site and shall have a lien over and may sell any of the same and apply the proceeds of sale in or towards the satisfaction of any sums due or becoming due to him from the Sub-Contractor.

2.24.4. The Contractor may at any time give the Sub-Contractor a written notice of termination. This shall have the effect of immediately terminating the employment of the Sub-Contractor under this Sub-Contract Agreement and the Sub-Contractor shall immediately thereafter vacate the site and remove the construction equipment, temporary works, temporary buildings, structures, tools, plant, unfixed materials and goods left on the site as may be directed by the Contractor.

2.24.5. The Sub-Contractor's employment under this Sub-Contract Agreement shall be terminated forthwith, should the Main Contract and/or our employment under the Main Contract be terminated for whatsoever reason. No other sums shall be due to this Sub-Contract thereafter other than for the work done completed on site.

2.24.6. Termination by the Contractor under Clauses 2.24.4 and 2.24 shall be without prejudice to any of its other rights in respect of any antecedent breach of this Sub-Contract Agreement by the Sub-Contractor.

2.25. ACCESS AND CO-ORDINATION

2.25.1. The Sub-Contractor's possession of and access into, from and within the site shall be concurrent with other persons or contractors on the site, and does not amount to an exclusive licence. The Sub-Contractor shall grant access to the Contractor's authorized representatives, other sub-contractors engaged by the Contractor, representatives of the Employer or any Statutory Authority and such other persons as the Contractor may require in writing.

2.25.2. The Sub-Contractor shall co-operate, collaborate, liaise, interface and co-ordinate with the other contractors and vendors as may be engaged by the Contractor or the Employer for the design, construction and/or completion of the Project to ensure compliance with the Statutory Authorities, and to facilitate the smooth progress and timely completion of the Project.

2.26. CONFIDENTIALITY

2.26.1. The Sub-Contractor acknowledges that they may be exposed to and/or acquire valuable information, technical knowledge experience and data of a secret and confidential nature relating to the Contractor's businesses all of which are regarded by the Contractor as commercial assets of considerable value and the Project (the "**Confidential Information**").

2.26.2. The Sub-Contractor shall only use the Confidential Information for the sole purpose of providing the services under this Sub-Contract Agreement and shall not use the same whether directly or indirectly or to his or their advantage in any way or profit from the use of the Confidential Information or any part thereof during the term of this Sub-Contract Agreement or at any time thereafter.

2.26.3. The Sub-Contractor undertakes to treat as strictly confidential and not to divulge to any third party any of the Confidential Information, without the Contractor's prior written consent.

2.26.4. The Sub-Contractor agrees that monetary damages may not be a sufficient remedy for any breach of this clause, and that in addition to all other remedies, the Contractor may be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

2.27. CONTRACTOR'S RIGHT AND CONTRACTOR RIGHT OF DEDUCTION OR SETOFF

2.27.1. Any sum payable to the Sub-Contractor shall be subject to the right of the Contractor to recover, or to deduct or set off the amount of damages suffered, works carried out on behalf, and/or the loss and expenses incurred by Contractor under this Sub-Contract.

2.27.2. If the cost which the Sub-Contractor is liable to pay has not been ascertained at the time any monies payable to the Sub-Contractor are due for release to him, then the Contractor may withhold a sum which is, in the opinion of the Contractor, sufficient to cover such liability. As soon as the cost payable by the Sub-Contractor has been ascertained and deducted from the sum retained, the balance if any shall be release to the Sub-Contractor. In the event if the amount which the Sub-Contractor is liable to pay exceeds the sum withheld by the Contractor, the Contractor has the right to recover such difference from other Sub-Contracts with the Sub-Contract.

2.27.3. The payment or deduction of such damages and/or the loss and expense incurred shall not relieve the Sub-Contractor from his obligation to complete the Works or from any other of his obligations and liabilities under the Sub-Contract.

2.27.4. The Contractor reserves the right to omit or partially sub-contract the works to others if the standard or progress of work is unsatisfactory. In this event, the Sub-Contractor is not allowed to claim for any compensation, loss or profit whatsoever from the Contractor.

2.27.5. This Contract between the Contractor and Sub-Contractor shall become null and void in the event that the contract between Contractor and Superintending Officer is determinated or partial determinated due to whatever reason, and the Sub-Contractor is not entitled to claim for any loss of profit, expenses or damages etc. from the Contractor.

2.27.6. The award of this Sub-Contract is subjected to the approval of Consultants / Superintending Officer. In the event if the Consultants / Superintending Officer disapprove this appointment due to whatever reason, this Sub-Contract between the Sub-Contractor and the Contractor shall become null and void. Under such circumstances, there shall not be any claims or compensations whatsoever against either party.

2.27.7. The condonation by the Contractor of any breach or breaches by the Sub-Contractor of any of the obligations and Conditions contained in the Contract Documents shall in no way stop the Contractor at any time thereafter from acting strictly in accordance with the Sub-Contract in respect of any other breach or breaches or prejudice or affect or be construed as a waiver of the Contractor's rights, powers and remedies under the Sub-Contract in respect of any other breach as aforesaid.

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2.28. HOUSEKEEPING

2.28.1. The Sub-Contractor shall comply with all orders, instructions and directions of the Contractor.

2.28.2. The Sub-Contractor shall be responsible for cleaning and clearing his workplace at the site on a daily basis. All rubbish and waste shall be disposed at the place(s) designated by the Contractor. Where a dust chute is provided, the Sub-Contractor shall dispose all their rubbish into the chute. The Sub-Contractor will have to provide their own manpower to dispose their rubbish to the designated area and during the transferring of the rubbish; the Sub-Contractor will have to make sure that the area used by them is clean. Failure to do so will make the Sub-Contractor liable to charges payable to the Contractor for the allocation of manpower from the Contractor to clean the area (the amount of the charges will depend on the number of manpower allocated to do the cleaning).

2.29. PROTECTING THE WORK

2.29.1. The Sub-Contractor shall protect:

2.29.1.1. all or any part or parts of the Project which may in any way be affected by the carrying out of the Sub-Contract Works;

2.29.1.2. the Sub-Contract Works (including the provision of adequate covering and protection of goods and materials intended for theSub-Contract works stored on site from inclement weather and other damage) and shall provide any further protection as may be required by the Sub-Contract or otherwise as the Contractor may reasonably direct, until the expiry of the Sub-Contract Defects Liability Period; and

2.29.1.3. the Sub-Contractor shall indemnify the Contractor against time and cost that the Contractor suffers or may suffer arising from non-provision of the above Clauses 2.29.1.1 & Clause 2.29.1.2.

2.30. EMPLOYMENT OF WORKERS AND COMPLIANCE

2.30.1. The Sub-Contractor shall provide to the Contractor the Undertaking for Employment of Foreign Workers in the form set out in Schedule 2 (UNDERTAKING FOR EMPLOYMENT OF FOREIGH WORKERS) for the Sub-Contractor's workers.

2.30.2. The Sub-Contractor shall provide an organization chart identifying its project manager and all its site supervisory and management staff ("**Site Staff**") before the commencement of the Sub-Contract Works.

2.30.3. The Sub-Contractor shall be deemed to have allowed for the cost of deploying an adequate number of full-time, suitably qualified and competent Site Staff who shall be responsible for the discipline of the Sub-Contractor's workers on site, on-site co-ordination and liaison, and who shall attend all site meetings relevant to the Sub-Contract Works.

2.30.4. Regular site meetings will be held at the site office for the purpose of monitoring and co-ordination of the various works. Attendance at these meetings is compulsory and the Sub-Contractor shall be represented by a senior member who is competent and able to make decisions on the Sub-Contractor's behalf. Failure to send such representative to attend meetings called by the Contractor, the Contractor shall impose a penalty on the Sub-Contractor

2.30.5. The Sub-Contractor's delivery and application shall follow strictly according to the site progress and instruction given by the Contractor.

2.30.6. The Sub-Contractor must co-operate closely with other preceding, succeeding activities Sub-Contractors and concurrent activities Sub-Contractors on the site. No cost and time implications for the works will be entertained by the Contractor if the Sub-Contractor's works are delayed due to the poor co-ordination on his part.

2.30.7. In the event the continued employment of any personnel of the Sub-Contractor may reasonably be regarded by the Contractor as prejudicial to the satisfactory, expeditious and timely completion of the Sub-Contract Works and/or the Main Contract works, the Sub-Contractor shall upon receipt of a written notice from the Contractor remedy such prejudicial conduct. In the event that the Sub-Contractor fails to remedy such prejudicial conduct, the Contractor may in writing require the Sub-Contractor to remove or ensure the removal of such personnel from further involvement in the Project.

2.30.8. Each of the Sub-Contractor's staff, including its project manager, Site Staff and workers shall, at all times whilst at the site, wear uniforms and display identification badges.

2.30.9. All Sub-Contractors and their employees as well as work associates are not allowed to conduct any form of filming, photography and sound recording within and along the immediate periphery of the worksites and other workplaces of the Contractor without written permission from the Contractor. Therefore, any form of text, photograph(s), image(s) and audio file(s) related to the Contractor's worksites and other workplaces, operations, business and projects are also not allowed to upload onto any online communication modality, such as personal and public websites and blogs, discussion boards and others.

2.30.10. Within the worksites and other workplaces of the Contractor, all Sub-Contractors and their employees as well as work associates are to conduct themselves professionally and maintain a high level of workplace safety and health at all times. Unruly behaviour such as fights, riots, violent shouting, etc are not allowed at all times.

2.31. FACILITIES

2.31.1. The Contractor may, at its option, provide utilities, facilities and services necessary for the purposes of the Sub-Contract Works. If and insofar as it is necessary for the Sub-Contract Works, the Sub-Contractor shall use the utilities, facilities and/or services (if any) provided by the Contractor under this Clause 2.31. The Contractor shall be entitled to charge the Sub-Contractor for the utilities, facilities and/or services provided under this Clause 2.31 (if any) at a reasonable rate, and such charges may be deducted from any sums due from the Contractor to the Sub-Contractor under this Sub-Contract Agreement.

2.31.2. Save as provided under Clause 2.31.1, the Sub-Contractor shall make all necessary provision in relation to the supply of utilities, facilities and services for the Sub-Contract Works, including the provision of an adequate number of walkie-talkies for the use of its staff, Site Staff and workers at the site. The Sub-Contractor shall ensure that the walkie-talkies provided by it shall operate on the frequencies used by the Contractor at the site.

2.31.3. The Sub-Contractor may request the Contractor's assistance for the purchase of the said walkie-talkies. Where the walkie-talkies are, at the Sub-Contractor's request, so purchased by the Contractor on behalf of Sub-Contractor, the cost of such purchase plus ten percent (10%) shall be paid by the Sub-Contractor to the Contractor.

2.32. SITE ACCOMODATIONS

2.32.1. Provided that the Contractor is allowed to operate temporary workers quarters on site (the "**Quarters**") and subject to availability in the Quarters, the Sub-Contractor is allowed to accommodate their workers at the temporary workers Quarters on the following terms and conditions: -

2.32.1.1. the Quarters shall only be used for housing of workers working within the construction site;

2.32.1.2. workers staying in the Quarters shall abide by all house rules displayed at the notice board at all times;

2.32.1.3. the Sub-Contractor shall ensure their workers maintain their own area including its surrounding in a clean, tidy and hygienic condition and ensure that fire safety requirements are observed at all times;

2.32.1.4. the Sub-Contractor shall indemnify the Contractor against all losses and liabilities in respect of the provision of the Quarters on the site including but not limited to the conduct of their workers residing at the Quarters;

2.32.1.5. the Contractor has the right to remove the Quarters as and when the need arises and no compensation shall be given to the Sub-Contractor; and

2.32.1.6. the number of workers allowed to be housed in the Quarters and its prices are indicated in SCHEDULE 4: (SITE ACCOMODATIONS)

2.33. DISPUTE RESOLUTIONS

2.33.1. Any dispute arising out of and/or in connection with the Sub-Contract Works or this Sub-Contract Agreement (the "**Dispute(s)**"), including any question regarding the existence, validity or termination of this Sub-Contract Agreement, must first be submitted for mediation at the Singapore Mediation Centre ("**SMC**") in accordance with SMC's Mediation Procedure in force for the time being. Either party may submit a request to mediate to SMC upon which the other party will be bound to participate in the mediation within 21 days thereof. Every party to the mediation must be represented by a senior executive personnel, of at least the seniority of a Head of Department or its equivalent, with authority to negotiate and settle the dispute. Unless otherwise agreed by the parties, the Mediator(s) will be appointed by SMC. The mediation will take place in Singapore in the English language and the parties agree to be bound by any settlement agreement reached.

2.33.2. Should parties fail to resolve the Dispute(s) through mediation in accordance with Clause 2.33.1, such Dispute(s) shall be referred to and finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre ("**SIAC**") for the time being in force, which rules are deemed to be incorporated by reference in this clause. The Tribunal shall consist of one (1) arbitrator to be agreed between the parties, and failing such agreement, to be appointed by the Chairman of the SIAC. The language of the arbitration shall be English.

2.33.3. Where any dispute or part of a dispute between the Contractor and the Sub-Contractor arises out of or is connected with the same facts as a dispute or part of a dispute under the Main Contract between the Contractor and the Employer, both parties shall use their best endeavours to secure the appointment of the same arbitrator to decide the dispute under this Sub-Contract Agreement, and either party shall be entitled to request the Chairman of the SIAC or the courts to appoint the same arbitrator to do so, if necessary in place of an arbitrator already appointed under this Clause, whose authority shall to the extent only of any such common dispute be deemed to have been revoked upon any such new appointment. Any arbitrator with jurisdiction under both contracts shall have power to hear evidence of the dispute under this Sub-Contract Agreement either immediately before or immediately after or at the same time as the evidence of the matters in dispute under the Main Contract and generally to act as closely as possible in both arbitrations in accordance with the general principles of third party procedure in the courts and to make any such orders as to indemnity, contribution, and costs between any of the parties before him as may be appropriate.

2.33.4. If for any reason in a case where a dispute under this Sub-Contract Agreement arises out of the same facts as a dispute under the Main Contract, the same arbitrator cannot or is not appointed to hear both disputes or if the courts and not an arbitrator become seized of the dispute under the Main Contract then in either event and in the absence of contrary agreement between the parties, this arbitration clause shall to that extent only, cease to have effect and any such dispute under this Sub-Contract Agreement shall be dealt with in the courts. In any such case where an arbitrator has already been appointed under this Sub-Contract Agreement his appointment shall be deemed to be revoked and shall lapse in regard to any such dispute.

2.33.5. None of the provisions of this Clause shall be construed so as to limit or prevent either party from exercising their right to request the courts to exercise their discretion and either revoke the appointment of any arbitrator or refuse a stay of proceedings in any case where third parties (including in particular the Employer under the Main Contract) are also involved either directly or indirectly in a dispute between the parties to this Sub-Contract.

2.34.6. In any case where a dispute under this Sub-Contract Agreement is commenced by way of arbitration but is for any reason subsequen[illegible] required to be dealt with in the courts, or vice versa, the later proceedings shall be deemed to have been commenced for purposes [illegible] limitation of actions at the date when the earlier proceedings were commenced, provided that there has been no unreasonable delay by the claimant or plaintiff, as the case may be, in pursuing the later proceedings.

2.34.7. Notwithstanding any provision to the contrary, if any dispute or difference of any kind whatsoever shall arise between the Employer and the Contractor in connection with or arising out of the Sub-Contract Works (whether during the progress of the Sub-Contract Works or after their completion and whether before or after the termination of the employment of the Sub-Contractor, abandonment or breach of this Sub-Contract Agreement) whereby the Contractor may be liable to suffer loss or damage, or may benefit from such dispute or difference, the Contractor shall be entitled to require the Sub-Contractor to join as a third party or as a co-respondent in such dispute or difference and the Sub-Contractor shall submit to such joint arbitration by the arbitrator appointed in the manner provided under the Main Contract. On the happening of every such event, all the provisions of the Main Contract shall apply mutatis mutandis to the Sub-Contract and shall be binding on the Sub-Contractor to the extent that the provisions of the Main Contract are not inconsistent with the terms of this Sub-Contract Agreement.

LBD ENGINEERING PTE LTD 202003146C

2.34. GOVERNING LAW

The law governing this Sub-Contract Agreement and any arbitration commenced hereunder shall be the law of Singapore without regard to principles of conflicts of laws.

2.35. RIGHTS OF THIRD PARTIES

Save for the parties referred to in the Sub-Contract Agreement, a person who is not a party to this Sub-Contract Agreement has no right under the Contracts (Rights of Third Parties) Act (Cap. 53B) to enforce any term of this Sub-Contract Agreement.

2.36. GENERAL PROVISIONS

2.36.1. The headings in this Sub-Contract Agreement are for convenience only and shall not be considered a part of, or be deemed to affect the construction or interpretation of, any provision of this Sub-Contract Agreement.

2.37.2. The singular includes the plural, and vice versa where the context requires.

BNL ENGINEERING PTE LTD

2.37.3. No waiver by the Contractor of any breach or default of the Sub-Contractor or the giving of time for performance shall be deemed to be a waiver of any subsequent breach or default.

2.37.4. If any portion of this Sub-Contract Agreement is declared invalid by an arbitrator or by order, decree or judgment of a court of competent jurisdiction, such portion shall be deemed deleted from this Sub-Contract Agreement and the remainder of this Sub-Contract Agreement shall be construed as if the said portion had not been inserted.

2.37.5. This Sub-Contract Agreement is intended by the Contractor and the Sub-Contractor as the final expression of their agreement on the matters contained herein and shall be deemed to contain the entire agreement between the Contractor and the Sub-Contractor relating to the Sub-Contract Works, and shall supersede any prior written or oral understandings, offers, agreements, arrangements or other communications of every kind made between the Contractor and the Sub-Contractor relating to the Sub-Contract Works.

2.37.6. This Sub-Contract Agreement may not be varied except by an agreement in writing signed by both parties

3. ADDITIONAL CONDITIONS

Additional conditions are set out in Appendix I which shall form an integral part of this Sub-Contract. In the event of any discrepancies or divergence between the Terms and Conditions stipulated in Appendix I and Terms and Conditions in this Sub-Contract, the former shall prevail

The following documents shall form part of the Sub-Contract Agreement between the parties (the "**Sub-Contract Documents**"):

1. Terms and Conditions of Sub-Contract Agreement;
2. Appendix I - Project Descriptions;
3. Appendix II - Bills of Quantities;
4. Appendix III - Scope of Works & Project Schedule;
5. Appendix IV - The Drawings and Specifications therein shall form part of the Sub-Contract. Please note that the Sub-Contract Drawings are not exhaustive. Any standard HDB drawings, Authorities Details requirements and other Main Contract drawings that may relate to or affect the Sub-Contract Works shall form part of the Sub-Contract Drawings;
6. Appendix V - Responsibility Matrix;
7. Schedule 1: Performance Bond;
8. Schedule 2: Undertaking for Employment of Foreign Workers;
9. Schedule 3: Environmental, Health & Safety (EHS) Rules and Regulations;

IN WITNESS WHEREOF the parties have signed this Sub-Contract Agreement on the date stated at the beginning

FOR AND ON BEHALF OF THE CONTRACTOR

Signed By : [redacted]

Name : [redacted]

Designation : **Director**

Witness

Signed By : [redacted]

Name : [redacted]

Designation : SCM

Company Stamp : LBD ENGINEERING PTE LTD 200203146G

FOR AND ON BEHALF OF THE SUB-CONTRACTOR

Signed By : [redacted]

Name : [redacted]

Designation : DIRECTOR

Witness

Signed By : [redacted]

Name : KELVIN SAM

Designation : GENERAL MANAGER

Company Stamp : BNL ENGINEERING PTE LTD

APPENDIX I

Sub-Contract Agreement Ref. No.: **LBDE/KWC23A/SC&WO/028**

Date Of Commencement	**31 August 2023**
Date(s) For Completion	**As per Contractor's Master Programme**
Any Special Requirements For Completion Dates Or Working Period	**To follow strictly the progress and the Phase Completion as directed by the Contractor's Project Manager from time to time.**
Liquidated Damages	**$2,000 per day including Saturday, Sunday & Public Holidays.**
Performance Bond	**Not Applicable**
Man-Year Entitlment (MYE)	**TBA man-year entitlement will be allocated for the Sub-Contract.**
Dates And Period For Application Of Interim Payments	**On last day of each calendar month (if the day falls on Public Holiday or Saturday or Sunday; it shall be on the day before th**
Email For Submission of Payment Claim	contract.kwc23a@lbdgroup.com.sg
Limit To Payment Response	**Within Twenty One (21) days from last day of each calendar month as per above clause**
Period For Honouring Payments	**Within Thirty Five (35) days from date of payment response**
Dates For Application Of Draft Interim Payments	**Draft Claim Submission shall be on the 25th of each calender month**
Retention Percentages	**10% of value of work done**
Limit Of Retention	**5% of the Sub-Contract Sum**
Maintenance Period	**Eighteen (18) months from the date of last phase of Substantial Completion Certificate or the issuance of the Final Completion Certificate by the Superintending Officer whichever is later.**
Additional Conditions	**Release first 2.5% retention upon issuance of Certificate of Substantial Completion of the last phase. Release second 2.5% retention upon expiry of Defect Liability Period or issuance of Final Completion Certificate.**

BNL ENGINEERING PTE LTD

LBD ENGINEERING PTE LTD 200803146G

LBD ENGINEERING PTE LTD
SUB-CONTRACT AGREEMENT REF NO: LBDE/KWC23A/SC&WO/028
Part A: Building Works at Kallang Whampoa Contract 23A with Bus-Interchange (TOTAL: 477 Dwelling Units)
Part B: Contingency Works

Appendix II

Sub-Contractor: BNL Engineering Pte Ltd
Sub-Contracts Works: Electrical Installation (Including Telephone Wiring and Optic Fibre System), Lightning Protection, CCTV Installation, External Lightings, Fire Alarm Installation, Smart-initiatives and Temporary Eletrical Works (Including LEW Services)

S/N	Description	Qty	Unit	Rate ($)	Amount ($)
A	**Electrical Installation (Including Telephone wiring & Fibre Optic Cabling)**				
1	Block 7A	151	Unit	$ 9,900.00	$ 1,494,900.00
2	Block 7B	155	Unit	$ 9,900.00	$ 1,534,500.00
3	Block 7C	171	Unit	$ 9,900.00	$ 1,692,900.00
4	Outdoor lighting to landscaped roof		LS		$ 50,000.00
5	Outdoor lighting to hardcourt/ footpath/ playground/ precinct pavilion/ linkways		LS		$ 44,000.00
6	Outdoor lighting to service road/driveways		LS		$ 60,000.00
	Sub-total Amount (A):				**$ 4,876,300.00**
B	**Television (TV) System installation / in-home coaxial cabling**				
1	Block 7A	151	Unit	$ 275.00	$ 41,525.00
2	Block 7B	155	Unit	$ 275.00	$ 42,625.00
3	Block 7C	171	Unit	$ 275.00	$ 47,025.00
	Sub-total Amount (B):				**$ 131,175.00**
C	**Home Fire Alarm Device (HFAD)**				
1	Block 7A	151	Unit	$ 85.00	$ 12,835.00
2	Block 7B	155	Unit	$ 85.00	$ 13,175.00
3	Block 7C	171	Unit	$ 85.00	$ 14,535.00
	Sub-total Amount (C):				**$ 40,545.00**
D	**Fire Alarm Installation**				
1	Block 7A	151	Unit		included
2	Block 7B	155	Unit		included
3	Block 7C	171	Unit		included
	Sub-total Amount (D):				
E	**Eco-initiatives**				
1	Motion Sensor lighting control				Included
	Sub-total Amount (E):				
F	**Smart-initiatives**				
1	Smart Lighting System (Including 5 Years Warranty - as specified in Standard Building Specification Clause 54.15.7, Appendix A8/A8TC)		LS		$ 14,980.00
2	Power Consumption and Fault Detection Monitoring System		LS		$ 124,000.00
3	Electric Vehicle Charging Infrastructure [Electrical Provision for Future Electric (EV) Charging Terminal]		LS		Included
4	Smart enable homes.		LS		$ 110,000.00
5	Electrical provisional for Smart Irrigation system etc				Included
	Sub-total Amount (F):				**$ 248,980.00**
	Sub-total for Residential Electrical work (A) to (F)				**$ 5,297,000.00**
G	**Bus Interchange at Block 7; Landscape Deck, Childcare Centre(CCC) and Resident's network Centre(RNC) at Block 7E**				
1	Bus interchange Level 1 Electrical System (inclusive of smart lighting control system)		LS		$ 720,000.00
2	Bus interchange Level 2 Electrical System (inclusive of smart lighting control system)		LS		$ 623,500.00
3	Bus interchange Level 3 Landscaping deck Electrical System (inclusive of smart lighting control system)		LS		$ 130,000.00

LBD ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

LBD ENGINEERING PTE LTD
SUB-CONTRACT AGREEMENT REF NO: LBDE/KWC23A/SC&WO/028
Part A: Building Works at Kallang Whampoa Contract 23A with Bus-Interchange (TOTAL: 477 Dwelling Units)
Part B: Contingency Works

Appendix II

Sub-Contractor: BNL Engineering Pte Ltd
Sub-Contracts Works: Electrical Installation (Including Telephone Wiring and Optic Fibre System), Lightning Protection, CCTV Installation, External Lightings, Fire Alarm Installation, Smart-initiatives and Temporary Eletrical Works (Including LEW Services)

S/N	Description	Qty	Unit	Rate ($)	Amount ($)
4	Bus interchange Level 3 Resident's Network Centre (RNC) Electrical System		LS		$ 10,000.00
5	Bus interchange Level 3 Childcare Centre (CCC) Electrical System		LS		$ 10,000.00
6	Bus interchange Level 1 to 3 Electrical System for Blk 7E, includes from HDB Consumer room to Level 3 riser.		LS		$ 105,000.00
7	Bus Interchange Level 4 M&E Roof Electrical System (inclusive of catwalk level)		LS		$ 55,000.00
8	Bus interchange Level 1 Lightning Protection & Earthing System		LS		$ 35,000.00
9	Bus interchange Level 2 Lightning Protection & Earthing System		LS		$ 15,000.00
10	Bus interchange Level 3 Lightning Protection & Earthing System		LS		$ 20,000.00
11	Bus interchange Roof Lightning Protection & Earthing System (inclusive of catwalk level)		LS		$ 25,000.00
12	Bus Interchange Telephone System		LS		$ 25,000.00
13	Bus Interchange Public Address System		LS		$ 40,000.00
14	Bus Interchange Audio Intercom System including two way intercoms with camera and electromagnetic lock		LS		$ 3,500.00
15	Bus Interchange Emergency Power Supply (EPS) System				Included
16	Bus Interchange Structured Cabling System including LAN cabling		LS		$ 55,000.00
17	Bus Interchange Hearing Enhancement System		LS		$ 4,000.00
18	Bus Interchange Emergency Call Bell System		LS		$ 4,000.00
19	Bus Interchange Access Management System (AMS)		LS		$ 55,000.00
20	Bus Interchange Closed Circuit Television System (CCTV)		LS		$ 88,000.00
	Sub-total for Bus Interchange Electrical Works (G)				**$ 2,023,000.00**
H	**Building Works and M&E Works at Kallang Trivista**				
1	Electrical System for new Lift		LS		$ 15,000.00
2	Electrical System for new Linkway & pedestrian pathway		LS		$ 20,000.00
	Sub-total of Kallang Trivista (H)				**$ 35,000.00**
I	**M&E Works between Bus Interchange and Kallang MRT**				
1	Electrical System		LS		$ 25,000.00
	Sub-total for BI and Kallang Mrt (I)				**$ 25,000.0[illegible]**
J	**Temporary Electrical Works for Site including LEW**				
1	Site Temporary Facilities including LEW Services, Temporary Electrical Supply and Licensing for site office (relocate up to 2 time), canteen, container, BSC, etc		LS		$ 120,000.00
	Sub-total Amount (J):				**$ 120,000.00**
K	**Miscellaneous**				
1	Preliminaries & General				
	(i)Project Management and Site Co-ordination		LS		$ 138,000.00
	(ii)Safety & Supervision		LS		$ 212,000.00
	LEW Fees & Endorsements		LS		$ 30,000.00
	Testing & Commissioning				Included
	BIM Modelling / Auto Cad drafter		LS		$ 60,000.00
	As-Built/ Shop Drawing/ OMM		LS		$ 10,000.00
	Maintenance & Servicing during DLP (18 months)				Included
	Fire Stop to electrical works.				Included
2	Patching Up & Rectification Works for Electrical Recess (Labour, Material & Tools)				Included
3	Electrical works related to Green Mark for residential building (GM RB:2021) "Platinum & SLE" as specified in Specification S 83				Included
4	Electrical Work Related to the "GGBA" Criteria from BCA				Included
	Sub-total Amount (K):				**$ 450,000.00**

BNL ENGINEERING PTE LTD

LBD ENGINEERING PTE LTD 200803146C

LBD ENGINEERING PTE LTD
SUB-CONTRACT AGREEMENT REF NO: LBDE/KWC23A/SC&WO/028
Part A: Building Works at Kallang Whampoa Contract 23A with Bus-Interchange (TOTAL: 477 Dwelling Units)
Part B: Contingency Works

Appendix II

Sub-Contractor: BNL Engineering Pte Ltd
Sub-Contracts Works: Electrical Installation (Including Telephone Wiring and Optic Fibre System), Lightning Protection, CCTV Installation, External Lightings, Fire Alarm Installation, Smart-initiatives and Temporary Eletrical Works (Including LEW Services)

S/N	Description	Qty	Unit	Rate ($)	Amount ($)
L	**Optional:-**				
1	Site Temporary Facilities including LEW Services for Temporary Supply for Worker's Quarters (approx. 400 pax) and TOL		LS	$ 175,000.00	Rate Only
2	Bus Interchange HVLS Fan		LS	$ 185,000.00	Rate Only
	Discount				**$ (125,000.00)**
	Total Amount:				**$ 7,825,000.00**

Note:
1. Lump Sum Price which shall remain firm and fixed throughout the Main Contract Period including any extension of time thereafter.
2. The quantities given herein are indicative only and you shall be responsible for carrying out your own measurement to ascertain the actual quantity for each item of work.
3. No claims for any increase or decrease in the quantities due to re-measurement shall be entertained, except for any variation works, whereby the rates in the attached Sub-Contract Schedule of Rates shall be adopted in the evaluation of such works.
4. The above provisional quantity and rate for all item shall be for the purpose of certifying sub-contractor's progress claim only.
5. This Sub-Contract is based on Lump Sum Amount and the Sub-Contractor shall have no right to claim for any excessive quantity, if any, for work done within the Sub-Contract scope of work.
6. Payment terms:
a.Subcon claim submission: Last day of each calendar month (if the day falls on public holiday or Saturday or Sunday; it shall be on the day before that)
b. Payment Response: 21 days from the last day of each calendar month
c. Payment: Within Thirty-Five (35) days from date of payment response

Building Works at Kallang Intergrated Development Comprising (477 Dus) of Public Housing with Bus Interchange at Kallang Whampoa C23A with Contingency Works

Appendix III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

SC-1 The attached sum and rate shall include the following items: -

The scope of the Sub-Contract Works shall include but not limited to the provision of all labour, material, construction plant, specialised equipment, all accessories and everything necessary, whether of a temporary or permanent nature for Electrical Installation (including telephone wiring and optic fibre system), lightning protection, CATV installation, external lightings, automatic fire alarm system and temporary electrical works (including LEW services) including any other Works deemed necessary for the proper execution of this Sub-Contract in accordance with the attached Sub-Contract Schedule of Rates, Conditions of Contract, Specifications, Contract Drawings, Mechanical & Electrical Requirements, all documents of the Main Contract and the Main Contractor's Master Programme including any revision thereof to the satisfaction and approval of the SO Rep & relevant Authorities and compliance with all relevant codes.

Save for the detailed rates and/or prices, the Main Contract of this Project between the Employer and the Main Contractor is available for the Sub-Contractor's inspection upon the Sub-Contractor's written request and the Sub-Contractor shall be deemed to have full knowledge of the Main Contract.

The scope of the Sub-Contract Works shall also include but not limited to the following:-

a) All works shall be carried out fully in accordance with specification and drawings. The scope of Sub-Contract shall generally be inclusive but not limited to, providing of labour and material including necessary design to supply, delivery, installation, testing, commissioning, handing over in full completion and approved working conditions of the Electrical installation including:

   (i) Telecom system installation including optic fibre system.

   (ii) ~~Underground telecommunication piping system including manhole and sealing of underground telecom pipe and telecom riser opening to fulfill the requirement of COPIF 2013.~~

   (iii) To fulfill other requirement of COPIF 2013 as per specification including optic fibre system, cable trunking / ladder when required.

   ~~(iv) Powergrid underground piping, draw pit system and genset system including underground piping.~~

   (v) Lightning protection system for temporary works, main contractor containers (including relocations of temporary works due to site planning requirements) and permanent works including children playgrounds (connecting to mesh at

Building Works at Kallang Intergrated Development Comprising (477 Dus) of Public Housing with Bus Interchange at Kallang Whampoa C23A with Contingency Works

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

ground slab), shelters, elderly fitness stations, adult fitness station, linkways, hardcourt, etc.

(vi) To supply and install temporary works for all lightings, DB box including stickers, EMA submission / application the Genset will be by main contractor.

(vii) Supply and installation of weatherproof fluorescent luminaire complete with 1 x 36 watt lamp shall be provided along the protective hoarding. The lighting shall provide a maintained illuminance of at least 5 lux. All wiring shall be in 20mm PVC conduit. Supply and installation of electrical distribution box (DB) along the hoarding as part of temporary electrical supply works. 2 portions of hoarding need shift 2 times and the shifting of electrical items shall be deemed to include in this contract.

(viii) Provisional of 2 nos. of solar light at main entrance.

(ix) Supply and install electricity saving devices for the Main Contractor to monitor the daily electricity consumption.

(x) Supply and installation of T8 circular fluorescent lamps to replace T5 circular fluorescent lamps specified in Standard Specifications 54.11.

~~(xi) Supply and installation of Multi Cable Transit system with necessary testing and commissioning of all equipment, materials and labour for the satisfactory completion.~~

(xii) Supply and installation of lightning protection to metallic roofing system, wall cladding and metallic motifs.

(xiii) Supply and installation of tower crane earth pit and all the lightning protection bonding at the ground level.

(xiv) Supply and install breeching Inlet & dry riser lightning protection bonding at optional rate if required.

(xv) Provisional of Bus Interchange Design for Manufacture & Assembly (DFMA) for frameless MEP if required under your sub-contract works

(xvi) Provision for BMS interface if required.

(xvii) CATV system installation including laying cable from MDF room to TER room.

(xviii) External lightings including base if necessary to steel structure such as linkway, pavilion, shelter & etc.

LBD ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

Building Works at Kallang Intergrated Development Comprising (477 Dus) of Public Housing with Bus Interchange at Kallang Whampoa C23A with Contingency Works

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

(xix) Provision of electricity supply, room lighting, electrical power supply outlet, electrical tools, accessories, cables, and any others requirement, temporary or otherwise, related to Bus Interchange, childcare care (CCC) and Resident's Network Centre (RNC).

(xx) To include all works and materials required for fixing of lighting and submit drawings showing RC base and the fixing details to all low light fittings to SP Rep prior to the installation works in accordance to the specifications and contract drawings. The RC base serves as a protection between the light fittings from the ground.

~~(xxi) Automatic fire alarm system and sprinkler system (Including Smoke detector, Two-way intercom system, sprinkler pump, quick response sprinkler points, etc.).~~

(xxii) Electrical connection point for signages as per architectural requirement and connect cable to external façade wall for illuminated signage (cable provided by signage contractor).

(xxiii) Dry Riser or Wet Riser Bonding and Earth pit.

(xxiv) Playground / equipment bonding as shown on tender drawings.

(xxv) Temporary electrical works to site office, canteen, workers' quarters, cube room, store guard house, hoarding, construction use etc. all temporary facilities including lighting, power points, telephone/data wiring, fire alarm, etc. including authority submission, lead in pipe and daily maintenance. In addition, the Sub-Contractor shall provide up to one (1) time relocation of ~~site office, canteen and workers' quarters~~ with no additional charges, if required. Daily maintenance to all temporary electrical installation works shall be included.

By Sub-Contractor

1) To install as per Main Contractor preliminary planning request.

2) To submit and renew documents for LEW and authority requirement.

3) To install and maintenance according to the CP88 for the incoming.

4) To inspect and testing according to LEW request.

5) To attend all major electrical faults.

LBD ENGINEERING PTE LTD 200903145G

BNL ENGINEERING PTE LTD

Building Works at Kallang Intergrated Development Comprising (477 Dus) of Public Housing with Bus Interchange at Kallang Whampoa C23A with Contingency Works

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

6) One time completion works based on preliminary plan request only.

7) To supply and install spot lighting at tower crane mass.

8) To supply and install cabling and pointing for internet access.

By Main-Contractor

1) To prepare preliminary plan drawing show temporary power DB location and quantity.
2) To take charge all outgoing Equipment comply with CP88.
3) To attend minor electrical faults.

(xxvi) Temporary electrical supply for lift testing upon Main Contractor's request.

(xxvii) Supply temporary electricity to building blocks, hoarding and Bus Interchange including lighting and power points at every alternate floor. (Lighting at every floor, only SOA box at every alternate floor).

(xxviii) Design, supply and installation of smart lighting system for this project. The smart lighting system shall be designed for lighting management including but not limited to these Residential blocks, ~~Bus interchange~~, Childcare Centre, Residents' Network Centre, Precinct Pavilion, Community Living Room, Roof Garden, landscape deck, walkway, link way, landscaped Sky Terrace and Sky Garden, shelter, Social Communal Facilities, etc.

(xxix) Electrical provision for equipments (i.e. lift, pump, RHE, roller shutter, ACMV, Electrical Parking System, Sprinkler System and etc.) shall be as per tender drawing, but actual location shall be determined by individual equipment supplier.

(xxx) Including any relevant electrical work as shown in M&E and Architectural drawings (ie light fittings at Bus Interchange, e-deck, 1st storey lobby or void deck, exit light).

(xxxi) All work in this section shall comply with the requirement of the contract documents. Supply and install the Green Mark features and products with 'Singapore Green Label' as shown in the drawings and specifications.

~~(xxxii) To ensure adequate space for maintenance of the equipment.~~

LBD ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

(xxxiii) LEW for temporary and permanent works (including playground area).

(xxxiv) Motion sensor lighting control.

(xxxv) Provision of all necessary fire alarm including electrical supply, connection and wiring up to flow switch point, etc. of fire sprinkler system. For the avoidance of doubt, fire sprinkler and its piping works shall be done by others.

(xxxvi) Provision of Power Consumption and Fault Detection Monitoring System.

(xxxvii) The Sub-Contractor shall include electrical works at Bus Shelter and connected linkways/outside the boundary as per drawings and specification.

(xxxviii) The Sub-Contractor shall include OG box, lamp post relocation as per drawings and specification with optional cost.

All works are to be executed in accordance with the construction drawings, approved shop drawings, method statement and specification complete to the satisfaction and approval of the SO Rep.

b) Works shall also include the completion of Electrical Sub-Station and in accordance with the PowerGrid's approved drawings including lighting, Lightning protection, power & DB ~~lead-in pipes encased in concrete, underground piping works, draw pits and MCT works~~.

c) All materials, whenever applicable, shall be clearly labelled indicating the manufacturer's name, fire-rating, year of manufacture and other information required by the regulatory authorities and also affixed with PSB's approved label with and including documentation provided. All PSB labels and / or Certificates shall be submitted to the Main Contractor's office within seven (7) days of the Main Contractor's notification to the Sub-Contractor's office.

d) The Sub-Contractor shall provide adequate and approved protection to existing works of other trades, especially the Sub-Contractor's own, other M&E installation and/ or hardware against damages until handing over, with and including suitable materials. Any claim by the relevant parties to us will be back-charged to the Sub-Contractor.

e) The Sub-Contractor shall be responsible for all inspections, testing and quality control as specified including all fees for Electrical works, CATV, Telecom, automatic fire alarm system. The Sub-Contractor must also ensure that his system is complete and technically functional. The Sub-

LBD ENGINEERING PTE LTD 200003146G

BNL ENGINEERING PTE LTD

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

Contractor shall be held responsible for all penalties including demerit point imposed by testing authorities (include but not limited to HDB, PUB, etc) for failure of electrical test.

f) Internal scaffoldings which do not require MOM's approval will be provided by the Sub-Contractor. Other scaffoldings will be provided by the Main Contractor.

g) The Sub-Contractor shall provide labour, ~~material~~ and equipment for all chasing, coring, hacking, cutting, meshing, filling, grouting, touching-up, painting to his own equipment & pipes and making good works as required to the satisfaction of the SO Rep. The material i.e. non-shrink grout used for the patching up to M&E recess / opening to be supplied by the ~~Sub-Contractor~~ Main Contractor. The final finishing works shall be completed by the Main Contractor. However, if the Sub-Contractor should carry out any further hacking etc. after the final finishing works has been completed by the Main Contractor, the Sub-Contractor shall bear the cost of making good including the final finishing work, clearing of rubbish and any other related abortive work.

h) All the concrete materials will be supply by Main Contractor.

i) All materials brand shall not be pre-qualify subjected to HDB approval.

j) The Sub-Contractor shall provide and fix non-reinforced concrete plinths, lamp post concrete base, brackets, suitable sleeves, flanges and sealing of openings / penetrations for electrical pipes, trays, trunkings, conduits etc. using materials and methods of suitable fire rating to the approval of the Building Authority and SO Rep.

k) The Sub-Contractor shall provide all preliminaries and overheads under the Sub-Contract work.

l) The Sub-Contractor shall provide samples / testing at the Sub-Contractor's own cost as required for the SO Rep's selection & approval and demolish or remove when not required.

m) The Sub-Contractor shall prepare and submit shop drawings (including 3D BIM / Revit Model), as-built drawings, technical data, O&M, method statements, calculations, P.E. endorsements and etc. to the SO Rep and all other relevant Authorities' consideration and approval. The Sub-Contractor shall liaise and co-operate with the Main Contractor for the Main Contractor's preparation of CSD (M&E Services) which will serve as the overall guideline of the Sub-Contractor's installation routing relative to other "M&E Services" in the vicinity where applicable. The CSD is issued for information to assist with general installation and

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

coordination only, it does not relieve the Sub-Contractor of any obligations with respect to coordination of the work under the terms and conditions of the Sub-Contract.

n) The property in such materials / goods shall vest in the Main Contractor upon delivery to the Site and save as aforesaid, only revest in the Sub-Contractor to the extent that sample materials or goods may be found to exist upon completion of project and with the consent of the SO Rep.

o) All technical data and brand names of the products proposed by the Sub-Contractor shall be subjected to the SO Rep's approval.

p) The Sub-Contractor shall deem to include all cost incurred for complying with HDB requirement and all relevant Authorities regulations / Code of Practice requirements in order to obtain necessary clearance / approval / permit for the project / Sub-Contract Works completion.

q) The Sub-Contractor shall be fully responsible to complete the works in accordance with the Project Master Programme / Works Schedule and / or any revision thereof.

r) The Sub-Contractor shall supply and deliver all cast-in electrical items to the precaster before the casting schedule given by the precaster including supervising the cast-in items and recess provision for precast components and installation if necessary.

s) The Sub-Contractor shall be responsible for failure of the household shelter air tightness test if the Sub-Contractor did not seal their openings properly and all cost incurred shall also be borne by the Sub-Contractor.

t) Making of penetration of openings shall be carried out by the Main Contractor. However, the Sub-Contractor shall mark on site the locations and provide opening sizes to the Main Contractor.

u) The Sub-Contractor shall provide dimension of openings for the Sub-Contract work and cast back the openings including provide materials as per SO Rep's requirement at the Sub-Contractor's own cost.

LBD ENGINEERING

BNL ENGINEERING PTE LTD

Annex III

Subcontractor: BNL Engineering Pte Ltd

<u>TERMS AND CONDITIONS</u>

v) The Sub-Contractor shall be responsible to submit inspection form, check all the recess / opening position, sign the clearance form and cleaning up before inspection.

w) The Sub-Contractor shall provide equipment / tools for detecting the pipes / conduits casted in the reinforced concrete structure during the inspection.

x) The Sub-Contractor shall comply / participate in the Main Contractor's housekeeping and safety exercise in according to the safety department's instruction.

y) The Sub-Contractor shall comply fully with the Main Contractor's instructions to carry out any overtime or night work whenever necessary.

z) The Main Contractor shall only provide the Sub-Contractor with tower cranes / Passenger & Material Hoist (if available) for assisting in lifting of material, which are to be installed on site, other than this, the Sub-Contractor shall provide his own plant or machinery for the purport.

aa) Any other works or equipment not covered by the above items but are required or indicated in the specifications and drawings to complete the works as a whole (if not stated and allowed for herein shall deem to be included in the various breakdown items above).

bb) The Sub-Contractor shall provide sufficient competent site supervisors to monitor his site progress in accordance to master programme and install any cast-in materials / sleeves, etc so that the casting schedule is not affected.

cc) The Sub-Contractor shall liaise with the Main Contractor for temporary storage area prior to delivery of any equipment / materials to site.

dd) The Sub-Contractor shall deem to include the Contingency Works as part of the Sub-Contract and shall comply and complete the works as and when notified. All terms and conditions shall remain unchanged.

ee) The Sub-Contractor shall provide M&E installation for timber mockup & sample unit for SO Rep's approval. No variation order is entitled for changes before sample unit approval.

LBD ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

ff) The Sub-Contractor shall provide M&E installation for timber mock up, ~~PPVC~~ / PBU mock up & sample unit for SO Rep's approval. No variation order is entitled for any changes before sample unit approval.

gg) The Sub-Contractor are deemed to capture all discrepancies between architectural drawings, structural drawings and M&E drawings and shall follow the more stringent requirement if there is any discrepancy. Relevant M&E services shall be provided by the Sub-Contractor accordingly at the Sub-Contractor's own cost, including wall fan / exhaust fan excluding smoke purging system.

hh) The Sub-Contractor shall provide his own plant or machinery for excavation works including removal / backfill of earth to underground services, meet safety requirement, and provide PE calculation, if required.

~~ii) The Sub-Contractor shall provide labour and equipment to open and backfill draw pits for testing, HT and LT cable pulling (up to three (3) times) when required by the Main Contractor, PowerGrid and / or relevant authorities. The Sub-Contractor shall open and backfill draw pits for Mandrel Test.~~

jj) The Sub-Contractor shall adjust the installation level and routing to avoid his services clashing with CE drain, structural elements and any other services. The Sub-Contractor shall maintain the temporary access including providing all steel plates required for the temporary access to execute his own works.

kk) The Sub-Contractor shall be responsible for application of all EMA license, electrical testing, inspection and handing over the system as per the Main Contractor's schedule and/or SO Rep's requirement.

ll) Provision of adequate number of Construction Supervisor, Trade Foremen and Tradesmen (CoreTrade) according to the requirement from BCA, falling which all relevant penalties / fines shall be back-charged to the Sub-Contractor.

mm) The Sub-Contractor shall be responsible for water leaking surrounding pipes due to bad casting by the Sub-Contractor in all M&E opening area.

nn) The Sub-Contractor shall cast the chamfer in the surrounding of RC stump supporting the Sub-Contractor's pipes in all area.

Building Works at Kallang Intergrated Development Comprising (477 Dus) of Public Housing with Bus Interchange at Kallang Whampoa C23A with Contingency Works

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

oo) The Sub-Contractor shall provide electrical / manual alarm works for BSC / site office including apply utility account, install meter and fulfill the RI requirement.

pp) The Sub-Contractor shall provide bonding to all metal works, pipes, equipments and various ends as per relevant specification / requirement including bonding bar.

qq) The Sub-Contractor shall be responsible to apply electricity utility account for site office / toilet & commercial shops, building blocks, etc., including submission document to SP service, the account deposits shall be paid by the Main Contractor. The license fees shall be borne by Main Contractor.

rr) The temporary connection fees for authorities charge will be borne by main contractor.

ss) The Sub-Contractor shall comply the "Green And Gracious Builder Scheme Criteria" as related to all the electrical works.

tt) The Sub-Contractor shall provide RC Stump with bolts for lamp post and the concrete stump size is subject to SO Rep's requirement. For the avoidance of doubt, if the RC stump is part of structure works, the Sub-Contractor shall provide bolt only before casting, but if the RC stump is an isolated stump from structure work, then both RC stump and bolts are the Sub-Contractor's work.

uu) Provision of electricity for commercial elements as per tender drawing and specification shall be responsible by the Sub-Contractor.

vv) The Sub-Contractor shall provide lead in pipe and supply electricity to Electrical Parking System (EPS) with optional cost.

ww) The Sub-Contractor shall provide the cable to pick all ~~sprinkler related signal from the fire sprinkler pump room~~ / control panel / flow switch as required to his fire alarm panel.

xx) The Sub-Contractor shall provide isolator to other related trades, eg. ACMV, lift, plumbing, sanitary, irrigation system, wet riser, illuminated signages, fire sprinkler, detention tank pump system etc. as required.

LBD ENGINEERING PTE LTD 200803145G

BNL ENGINEERING PTE LTD

Building Works at Kallang Intergrated Development Comprising (477 Dus) of Public Housing with Bus Interchange at Kallang Whampoa C23A with Contingency Works

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

yy) The Sub-Contractor shall cooperate with smoke purging system for fire zoning area.

zz) The Sub-Contractor shall provide temporary LED strip for temporary bus stop & linkway only / lighting at handrailing nearby site entrance area.

aaa) The Sub-Contractor shall be responsible to seal up the gap with approved sealant between cable / wiring trunking with wall and/or ceiling finishes.

~~bbb) The Sub-Contractor shall provide at least one (1) solar panel to temporary site office and toilet.~~

ccc) The Sub-Contractor shall check and highlight prior to the commencement of any structural works including precast elements, if his riser sizes / location and/or equipment room sizes / locations as shown in architectural drawings is insufficient for installation and future maintenance. Any abortive works due to the failure of the above shall be solely borne by the Sub-Contractor.

ddd) The Sub-Contractor shall be aware that this Project will employ ~~Prefabricated Prefinished Volumetric Construction ("PPVC")~~ & Prefabricated Bathroom Units ("PBU") techniques.

eee) The Sub-Contractor shall be responsible to obtain all required approvals and clearances from the relevant Authorities having jurisdiction for the proposed ~~PPVC~~ & PBU installation prior to commencement of the manufacturing process related to the Sub-Contract works.

fff) The Sub-Contractor shall price all the Sub-Contract works in accordance with the sequence of works associated with ~~PPVC~~ / PBU construction, including but not limited to Off-Site Manufacturing, Delivery & On-Site Assembly and Final On-Site Finishing, Testing, Commissioning and Hand Over.

ggg) Off-Site Manufacturing – To supply, deliver and install the required M&E materials, equipment and systems for the construction of the ~~PPVC~~ / PBU off-site. For all items, allow for appropriate connections and joints to the M&E services installed (in-situ) in the other areas. Access panels by other, shall be provided to allow for inspections and future connections / terminations. Included for progressive testing of all

installed items to ensure that there is no damage and ready for assembly.

hhh) The M&E Sub-Contractor shall submit Quality Plans for the manufacturing process including in-process checks and tests to verify the quality and integrity of the installation. Allow for costs for Resident Staff to carry out standing supervision and checks at the manufacturing plant. This shall include verification checks by Licensed Electrical Worker etc.

iii) Delivery and On-Site Assembly – Allow for protection of all installed items and make necessary provisions for road transport / shipping, delivery to site and hoisting into place for assembly. Allow for connection of the installed items to the M&E services installed (in-situ) in other areas as part of the assembly process. Included for progressive testing and any required rectification after connection to ensure that the M&E installation is ready for Testing, Commissioning and Hand over.

jjj) Final On-Site Finishing, Testing, Commissioning and Hand Over – Allow to remove protection, touch up and final finish of the M&E installation. Carry out Testing & Commissioning of all installed systems. Arrange for on-site inspection with the relevant Authorities having jurisdiction to obtain clearance of the installation and approval to operate.

kkk) The Sub-Contractor shall carry out any Presentation / Consultation to Consultants, Authorities and SO Rep on their proposed M&E Services in relation to ~~PPVC~~ / PBU Installation Works.

lll) The Sub-Contractor shall submit all design proposal / shop drawings / penetration drawings / installation details / method statements in relation to ~~PPVC~~ / PBU Installation Works for the approval by SO Rep.

mmm) All drawings are to be submitted in 3D BIM Revit Format. All your design and construction shall comply with Virtual Design and Construction (VDC) requirements as per HDB Supplementary Specification Section.

nnn) The Sub-Contractor shall provide sufficient workforce and on time delivery of material to ~~PPVC~~ / PBU factories, which are located in Singapore / Malaysia for the ~~PPVC~~ / PBU casting. The Sub-Contractor shall coordinate with ~~PPVC~~ / PBU Supplier regarding to the casting schedule and ensure no delay on ~~PPVC~~ / PBU casting.

LBD ENGINEERING PTE LTD 200803146G

BNL ENGINEERING PTE LTD

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

ooo) The Sub-Contractor shall ensure quality of works based on Singapore Standard, when carry out any installation related to ~~PPVC~~ / PBU construction in ~~PPVC~~ / PBU factory.

ppp) The Sub-Contractor shall carry out all necessary protection on the installed M&E services before delivery of ~~PPVC~~ / PBU Module to site.

qqq) The Sub-Contractor shall carry out all necessary testing before and after the delivery of ~~PPVC~~ / PBU Module to site.

rrr) The Sub-Contractor shall provide the insurance, accommodation and meals for their workers at the ~~PPVC~~ / PBU factory in Singapore / Malaysia. The Sub-Contractor's workers shall comply with the ~~PPVC~~ / PBU factory's discipline (details shall be given to the Sub-Contractor later).

sss) The Sub-Contractor shall comply with all ~~PPVC~~ / PBU requirements related to the Sub-Contract works (refer to HDB Supplementary Specification Section) and to include all costs related.

ttt) The Sub-Contract price shall cater for all abortive work of on-site rectification or testing works to ~~PPVC~~ / PBU caused by the Sub-Contractor or other trades.

uuu) The Sub-Contractor shall apply sealant to all M&E joints / openings with approved material when required.

SC-2 In addition to the works, the Sub-Contractor's responsibilities and obligations shall include but not limited to the followings :-

All the below shall be included in the contract rate.

(a) Fully complying with specifications, relevant contract drawings, the contractor's requirement, etc.

(b) Indemnity and all insurances.

(c) Complying with the local authorities and including all costs associated therewith.

(d) Site and office overheads for the Sub-Contractor's administration.

(e) Project management and planning for the construction works.

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BNL ENGINEERING PTE LTD

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

(f) Site labour, supervision and management staff in sufficient numbers, so as to comply with the provisions of the Sub-Contract.

(g) To provide accommodation at his own cost to his workers and supervisors including transportation and all related cost, etc.

(h) Complying with health and safety requirements.

(i) Housekeeping and necessary personnel protection equipment.

(j) Provision of temporary barricades and warning signs where necessary.

(k) Complying with the request by the Contractor, Superintending Officer and Authority with regards to the other Sub-Contractor's interfaces, working areas and the like.

(l) Personnel / vehicle access security system and enforcement.

(m) Repairing and making good defects, damage to adjacent properties / works by others.

SC-3 The Sub-Contractor shall identify all discrepancies that may be inherent between the Structural, Architectural, M&E drawings and notify the Contractor 3 weeks in advance before commencement of works to these locations.

SC-4 The attached unit rates and / or sum shall be held firm and applicable to all locations throughout the project duration with and include construction and Maintenance Period without adjustments irrespective of quantity, height, size, narrow width, shape, profile, length and all other sundry items of the same nature.

SC-5 In addition to above clause, the rate/sum shall be held firm without any adjustments for any fluctuation in prices of labour, materials, foreign exchange, taxes and duties, freight charges, insurance whatsoever and irrespective of how much the final quantities differ from the current ones, throughout the whole contract and maintenance period including any extension of time authorized under the Contract.

SC-6 The Sub-Contract Sum is not adjustable for fluctuations (rises or falls) in the cost of labour, materials, goods, temporary services, currency exchange or and any other constituent part of the Sub-Contract or for any changes in current legislation or regulations which occur during the period of the Sub-Contract regarding working conditions, working hours or rates of payments or benefits to employees and any other costs in employing labour for the Works regarding rates of taxes, fees, duties, levies or other duties payable on materials and goods and services used in the Works.

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BNL ENGINEERING PTE LTD

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

SC-7 Any other items, unless otherwise explicitly excluded in this Sub-Contract, but is required for the completion of the works to fit its purpose or shown in the drawings and documents etc. shall deem to be included in the unit rate or sum.

SC-8 All levies / taxes / fees for workers / supervisors / staff including but not limited to CPF contribution, overtime payment, payment to authorities in order that the workers / supervisors / staff could work on site.

SC-9 The Sub-Contractor shall work overtime as and when instructed by the Contractor. It is deemed that the agreed sum and unit rates stated attached shall include for all overtime works.

SC-10 The Sub-Contractor is required to station sufficient competent staff full-time on site supervising the works as well as attending domestic site meetings as and when instructed by the Contractor's site staff.

SC-11 Notwithstanding the information submitted at the time of tender by the Sub-Contractor, all works to be done by the Sub-Contractor shall fully comply with the requirements of the authorities and the specifications.

SC-12 Regular site meetings will be held at the site office for the purpose of monitoring and co-ordination of the various works. Attendance at these meetings is compulsory and the Sub-Contractor shall be represented by a senior member who is competent and able to make decisions on the Sub-Contractor's behalf. Failure to send such representative to attend meetings called by the Contractor, the Contractor shall impose a penalty on the Sub-Contractor.

SC-13 The Sub-Contractor's delivery and application shall follow strictly according to the site progress and instruction given by the Contractor.

SC-14 The Sub-Contractor must co-operate closely with other preceding, succeeding activities Sub-Contractors and concurrent activities Sub-Contractors on the site. No cost and time implications for the works will be entertained by the Contractor if the Sub-Contractor's works are delayed due to the poor co-ordination on his part.

SC-15 The Sub-Contractor shall submit within one (1) week the detailed works programme together with the Method Statement (where applicable) on the execution of Sub-Contract Work in line with the Construction Master Programme.

SC-16 All materials and workmanship shall conform with the current relevant Singapore or British Standard and as specified in the specification under the Main Contract and shall be to the satisfaction of the Consultants and Contractor.

LBD ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

Building Works at Kallang Intergrated Development Comprising (477 Dus) of Public Housing with Bus Interchange at Kallang Whampoa C23A with Contingency Works

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

SC-17 The Contractor reserves the right to omit or partially sub-contract the works to others if the standard or progress of work is unsatisfactory. In this event, the Sub-Contractor is not allowed to claim for any compensation, loss or profit whatsoever from the Contractor.

SC-18 This Contract between the Contractor and Sub-Contractor shall become null and void in the event that the contract between Contractor and Superintending Officer is determinated or partial determinated due to whatever reason, and the Sub-Contractor is not entitled to claim for any loss of profit, expenses or damages etc. from the Contractor.

SC-19 The award of this Sub-Contract is subjected to the approval of Consultants / Superintending Officer. In the event if the Consultants / Superintending Officer disapprove this appointment due to whatever reason, this Sub-Contract between the Sub-Contractor and the Contractor shall become null and void. Under such circumstances, there shall not be any claims or compensations whatsoever against either party.

SC-20 The condonation by the Contractor of any breach or breaches by the Sub-Contractor of any of the obligations and Conditions contained in the Contract Documents shall in no way stop the Contractor at any time thereafter from acting strictly in accordance with the Sub-Contract in respect of any other breach or breaches or prejudice or affect or be construed as a waiver of the Contractor's rights, powers and remedies under the Sub-Contract in respect of any other breach as aforesaid.

SC-21 The Sub-Contractor is required to remove and clear all the trade debris to his own dumping ground. Failing which, the Contractor may engage others to carry out the work and the costs thereof shall be deducted from any money due or to be due to the Sub-Contractor. The Contractor also reserved the right to impose any administrative charges on the Sub-Contractor should his workers are found disposing debris / rubbish indiscriminately.

SC-22 The Sub-Contractor shall at all times adhere to the Contractor's In-House Safety Rules and Regulations that may be amended from time to time. Upon the violation of the Contractor's In-House Rules and Regulations, the Contractor shall deduct from the Sub-Contractor the penalty according to the violation if the Sub-Contractor violate these rules and regulations.

SC-23 The Sub-Contractor shall take note that the Contractor has implemented and been accredited with the ISO14000 Environmental and OHSMS Safety Quality Systems. The Sub-Contractor shall adhere strictly to all requirements in tandem with the Contractor's Quality System.

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BNL ENGINEERING PTE LTD

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

SC-24 The Sub-Contractor shall be required to comply strictly with the site regulations regarding stacking, storage, safekeeping and security of his materials and tools on site. The Sub-Contractor is not allowed to claim for compensation for the loss / damage of his materials or tools from the Contractor.

SC-25 **Insurance Sub Contract Clauses**

The Contractor has taken up a Contractor's All Risk("the CAR policies") for the whole works under the Main Contract. Copies of the insurance policies may be inspected at the Contractor's office during office hours and the Sub-Contractor is deemed to have inspected the said insurance policies and agreed to comply with all the terms and conditions therein. The Sub-Contractor shall observe, perform and fulfil all terms, conditions, undertakings and obligations on behalf of the insured contained in the insurance policies as far as the same concern the Sub-Contractor.

The Sub-Contractor shall be responsible for all excesses and deductibles as reflected in the insurance policies. In the event of a genuine claim, administrative charges shall be imposed.

The Sub-Contractor may at his own expense, take up additional insurance if the Sub-Contractor view the insurance prescribed herein as insufficient. The Contractor shall not be liable to the Sub-Contractor for any deficiencies in any of the insurance policies so obtained or taken out. The Sub-Contractor shall further ensure that all plants, tools, equipment and machinery brought onto the site for the works are adequately insured for a sum sufficient for their replacement.

The Sub-Contractor shall procure their own Work Injury Compensation Policy for all their workmen engaged for this Sub-Contract Works under the Work Injury Compensation Act (WICA) or thereupon any Statutory amendment(s).

In the event of the Sub-Contractor's delay of the works leading to a need to extend the said insurance policies by the period of delay, the Sub-Contractor shall be liable for the additional premiums incurred in extending the insurance.

The Sub-Contractor shall immediately notify and officially report to the Contractor any accident/accidents within that very day & within 5 days respectively, failing which the Sub-Contractor shall be responsible for all penalties imposed by the relevant authority. Any default in this clause, the Contractor shall impose administrative charge on the Sub-Contractor.

SC-26 All workers employed by the Sub-Contractor shall be considered that they are under the Sub-Contractor's employment and the Sub-Contractor is responsible for them. Should the workers deployed to the site is not under the direct employment of the Sub-Contractor or not bearing their work permit indicating

Building Works at Kallang Intergrated Development Comprising (477 Dus) of Public Housing with Bus Interchange at Kallang Whampoa C23A with Contingency Works

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

such direct employment, the Sub-Contractor shall provide all necessary documentary proof of such employment by the Sub-Contractor.

SC-27 All workers employed by the Sub-Contractor on site should have valid work permits. Under no circumstances shall illegal immigrants be employed. A list of workers' name working on site shall be submitted to the Project Manager for the purpose of issuing passes before entering the site. The Sub-Contractor's workers at all times must wear the passes issued by the Contractor. All fees related to the application of pass shall be borne by Sub-Contractor.

SC-28 The Sub-Contractor is liable to indemnify the Contractor for any legal action taken against the employment of illegal immigrants. An Undertaking Letter is attached for the Sub-Contractor's signature.

SC-29 The Sub-Contractor shall undertake not to disclose or publish any information, drawings, plans, sketches, photographs or document issue to him.

SC-30 The Sub-Contractor shall note that no workers are allowed to stay on site. Likewise, no workers' accommodation is allowed to be erected on site.

SC-31 The Sub-Contractor shall ensure that his employees and workers (including those employed by his Sub-Contractors) are confined within the work areas and prevent them from wandering to any other parts within or beyond the site boundary.

SC-32 The Sub-Contractor shall comply with all safety, health, welfare and security regulations pertaining to the work site and workmen employed herein. All PPE for workers shall be deemed to be provided by the Sub-Contractor and must comply with the safety requirements of the Factory Inspectorate Acts. The Sub-Contractor shall effect and maintain proper housekeeping to ensure that the work areas are clean and that all debris / rubbish are removed daily.

SC-33 The Sub-Contractor is responsible for all necessary safety measures and protection for all works on the site. The Sub-Contractor shall provide noise and vibration prevention and safety measures to his plant / equipment whichever necessary and / or as instructed by the Contractor.

SC-34 **Procedure For Payment :-**

(a) The Sub-Contractor shall submit Progress Claim at the last day of each calendar month to Contractor's Head Office. If the time for the submission of any payment claim falls due on a day which is Saturday, Sunday, Statutory or Public Holiday the Sub-Contractor shall submit the payment claim on the day before that date which itself is not a Saturday, Sunday, Statutory or Public Holiday.

LBD ENGINEERING PTE LTD 200803146G

BNL ENGINEERING PTE LTD

Subcontractor: BNL Engineering Pte Ltd

<u>TERMS AND CONDITIONS</u>

(b) All claims must be attached with details measurement, drawings, report, etc for verification of claims. The Contractor shall reserve the rights to reject any progress claim should it be found to be ambiguities. The Sub-Contractor shall resubmit within 3 days and such submission shall be considered new submission and the Contractor shall be given sufficient time to evaluate such progress claim.

(c) Provided that if the Sub-Contractor submits a payment claim before the time stipulated as per above for the making of that claim, such early submission shall not require the Contractor to issue the payment response in respect of that payment claim earlier than would have been the case had the Sub-Contractor submitted the payment claim in accordance with the Contract.

(d) Paragraphs (a), (b) and (c) hereof on the time for the services of the Contractor's payment claim on the Employer shall not apply to the time for the services of the Sub-Contractor's final payment claim.

SC-35 For claim for loss of interest, cost of finance charge or any financing matter whatsoever shall be applicable under this Contract from the Sub-Contractor shall be at 0.00% per annum in respect of over or under-valuation for the purpose of Payment Response.

SC-36 **<u>Right to Set Off</u>**

Any sum payable to the Sub-Contractor shall be subject to the right of the Contractor to recover, or to deduct or set off the amount of damages suffered, works carried out on behalf, and/or the loss and expenses incurred by Contractor under this Sub-Contract.

If the cost which the Sub-Contractor is liable to pay has not been ascertained at the time any monies payable to the Sub-Contractor are due for release to him, then the Contractor may withhold a sum which is, in the opinion of the Contractor, sufficient to cover such liability. As soon as the cost payable by the Sub-Contractor has been ascertained and deducted from the sum retained, the balance if any shall be release to the Sub-Contractor. In the event if the amount which the Sub-Contractor is liable to pay exceeds the sum withheld by the Contractor, the Contractor has the right to recover such difference from other Sub-Contracts with the Sub-Contract.

The payment or deduction of such damages and/or the loss and expense incurred shall not relieve the Sub-Contractor from his obligation to complete the Works or from any other of his obligations and liabilities under the Sub-Contract.

LBD ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

SC-37 Full compliance with the relevant Contract Drawings, specification and document as per attached.

SC-38 The following documents shall read as mutatis mutandis and forming part of this Sub-Contract Agreement: -

(a)List of drawings, preambles, specifications, Schedule of Rates, and documents therein.

(b)Tender documents, Tender Clarifications and Tender Questionnaires.

All the above documents (except cost) are available for reference at the Contractor's Head Office.

SC-39 **Evaluation Of Variation**

For any additional works, the Sub-Contractor shall be paid based on the Consultant's evaluation less 10%. In the event of omission work, the amount to be omitted shall be the same amount as the Consultant's evaluation.

The Sub-Contractor shall carry out all contingency works in HDB properties as instructed by HDB / Consultant. All the amount will be evaluated accordingly to HDB's Standard Schedule of Rates less 10%.

The Sub-Contractor shall submit substantiation, breakdown cost, etc for all variation work.

SC-40 **Compliance To Contractor's Instruction**

The Contractor has the right to issue Instruction(s) at any time within the scope of contract and the Sub-Contractor shall oblige and fully comply with the Instruction(s) immediately as instructed by the Contractor without causing any delay to the project. Failing which, the Contractor may, take any part of the work and may by himself, his servants or agents execute, complete and maintain such part. In such an event, the Contractor may retain and/or deduct any monies due or which become due to the Sub-Contractor and may recover the deficiency from any account with the Sub-Contractor as an undisputed debt.

SC-41 **Final Account**

(a) The Sub-Contractor shall before the end of the Main Contract Completion date submit his Final Accounts Documents to the Contractor showing the final value of all Works carried out including variations and such other amounts which he considers he is entitled to under the Sub-Contract together with supporting documents, vouchers and other documents to

LBD ENGINEERING PTE LTD 200803146G

BNL ENGINEERING PTE LTD

enable the Contractor to prepare the Statement Of Final Account under Sub-Clause (b) hereof.

(b) The Contractor shall within 6 months from:

(i) the date of receipt of the Final Account Documents from Sub Contractor under paragraph (a) hereof;

(ii) the date of the issue of the Final Completion Certificate by the Superintending Officer

(Whichever is the later) provide to the Sub-Contractor the Statement of Final Account.

(c) The Sub-Contractor shall serve his final payment claim to the Contractor within 14 days after the occurrence of either of the following events whichever is the later;

(i) the date of receipt of the Final Completion Certificate by the Superintending Officer

(ii) the receipt by the Sub-Contractor of the statement of the Final Account under paragraph (b) hereof.

(d) Provided that if the Sub-Contractor submits a final payment claim before the time stipulated herein for the making of that claim, such early submission shall not required the Contractor to issue the Final Account or the payment response in respect of that final payment claim earlier that would have been the case had the Sub-Contractor submitted the final payment claim in accordance with the Contract.

SC-42 **Construction Quality Assessment System (CONQUAS)**

The Sub-Contractor shall take note that this Sub-Contract includes the Construction Quality Assessment System and the Sub-Contractor's Works shall be evaluated and based on the BCA's CONQUAS categorization and weightages.

The Sub-Contractor shall support to provide documents, specifications, records, test reports (under tabulation of Supplementary Specification 73) etc as may be required by BCA and or instructed by the Architect and pay all related costs specifically for the Sub-Contract Works.

The Sub-Contractor shall interface, programme, sequence and organize his works and liase closely with the assessors and afford assistance and access to ensure timely completion of assessment. Ladders, platforms, ramps or

scaffolds and all necessary preparation works shall be provided for the safety and convenience of the assessors.

The Sub-Contractor shall note that the minimum target CONQUAS score shall be **94.90** points applicable to CONQUAS scored.

The Sub-Contractor shall note that a penalty amount of 0.2% of the Sub-Contract Sum for every point scored below minimum targeted CONQUAS score shall be payable by him, which will be deducted from the monies due to him, should he fail to achieve the minimum targeted CONQUAS score for his own scope of works.

SC-43 **Green Mark Scheme**

The Sub-Contractor shall take note that this Sub-Contract includes compliance with the BCA Green Mark Scheme under Gold Award (minimum 75 Points). The Sub-Contract shall comply with the Green Mark requirements as per stipulated in the contract or requirement approved by the consultant / Authority to achieve the above mentioned minimum point and shall liaise with and provide Contract Documents and specifications, records of all tests duly witnessed and verified by resident site staff and other documentation evidence in such details as may be required by BCA and / or instructed by the Superintending Officer and pay all related costs.

SC-44 **Man-year Entitlement**

~~The allocation of man-year entitlement shall be refined through mutual agreement between the Contractor and Sub-Contractor.~~

~~For the issuance on Man-year Entitlement to the Sub-Contractor, the Sub-Contractor will be required to prepare the following:-~~

~~(a) An undertaking Letter which indicates that the Contractor reserves the right to withhold S$1,000.00 as retention for each worker they have recruited under the Contractor's Man-year.~~

~~**OR**~~

~~(b) A security Bond S$2,000.00 for each worker the Sub-Contractor have recruited under the Contractor's Man-year.~~

SC-45 **Loss and Expenses / Prolongation Costs**

The Sub-Contractor shall be responsible for all loss and expenses / prolongation costs (extended overheads, extended machinery rental, etc) and

LBD ENGINEERING PTE LTD 200803146G

BNL ENGINEERING PTE LTD

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

all ancillary costs incurred by the Contractor as a result of the Sub-Contractor's default and / or delay, in the event that such costs are not recoverable from the Employer).

When such loss and expenses / prolongation and ancillary costs are incurred as a result of additional works instructed by the Contractor / Superintending Officer, the Sub-Contractor shall bear all prolongation and ancillary costs incurred by the Contractor as a result of those variation works.

SC-46 **Bizsafe Programme**

The bizSAFE Programme is initated by the Workplace Safety and Health Advisory Committee (WSHAC) and Ministry of Manpower which have five step programme. Each level programme has its own set of objectives to achieve for the company to demonstrate its commitment to safety. Therefore, the Sub-Contractor is required to have a minimum bizSAFE Level 3 status and commit to achieve higher level of bizSAFE.

SC-47 **Conduct and Use of Social Media**

(a) All Sub-Contractors and their employees as well as work associates are not allowed to conduct any form of filming, photography and sound recording within and along the immediate periphery of the worksites and other workplaces of the Contractor without written permission from the Contractor. Therefore any form of text, photograph(s), image(s) and audio file(s) related to the Contractor's worksites and other workplaces, operations, business and projects are also not allowed to upload onto any online communication modality, such as personal and public websites and blogs, discussion boards and others.

(b) Within the worksites and other workplaces of the Contractor, all Sub-Contractors and their employees as well as work associates are to conduct themselves professionally and maintain a high level of workplace safety and health at all times. Unruly behavior such as fights, riots, violent shouting, etc are not allowed at all times.

SC-48 The Sub-Contractor shall be liable for and shall indemnify the Contractor against any claim, damage, loss, expense or liability including all consequential cost, of whatsoever nature, arising out of or in connection to or in the course of or by reason of the Sub-Contractor (and his servants or agents or any of his Consultants) carrying out works or in relation to the Sub-Contractor's functions, duties and obligations under this Agreement.

The Sub-Contractor hereby acknowledges that where any breach of this Agreement results in the Contractor becoming liable in damages under the

Annex III

Subcontractor: BNL Engineering Pte Ltd

TERMS AND CONDITIONS

Main Contract or any Sub-Contract then all such damages arising thereof shall have been within the contemplation of the parties.

LBD ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

LBD ENGINEERING PTE LTD
SUB-CONTRACT AGREEMENT REF NO: LBDE/KWC23A/SC&WO/028
PART A: Building Works at Kallang Whampoa Contract 23A with Bus-Interchange (TOTAL: 477 Dwelling Units)
PART B: Contingency Works

Appendix IV

SUB-CONTRACT WORKS: Electrical Installation (Including Telephone Wiring and Optic Fibre System), Lightning Protection, CCTV Installation, External Lightings, Fire Alarm Installation, Smart-initiatives and Temporary Eletrical Works (Including LEW Services)

Item	Description	Remarks
	HDB Main Contract Specification and Drawings: Downloadable from the website link: https://lbdgroup-my.sharepoint.com/:f:/g/personal/chin_lbdgroup_com_sg/Eoen7gLOuxRMmnnNC7oHAc4B9gk2vu82Eg6a6KJPbQE04A?e=Gz5OTT 	

My files > O1. KALLANG WHAMPOA C23A_NEW
Name | Modified | Modified By | File size | Sharing
01 Updated Drawing | June 26 | Chin Yit Chien | 7 items | Shared
02. Tender Docs | June 26 | Chin Yit Chien | 55 items | Shared

Summary of Scope of Works for Eletrical Works Sub-Contract

S/N	Description of Works to be carried out by Eletrical Sub-Contractor	Electrical
1	If got discrepancy between Arch and M&E drawing, to follow the stringent one.	Yes
2	Sub-Contractor is responsible for water leaking surrounding pipes due to bad casting in all M&E opening area; Sub-Contractor need to cast the chamfer in the surrounding of RC stump supporting electrical trunking or conduits in all area;	Yes
3	Provide Core trade workers / foremen	Yes
4	~~PE design for underground works (to follow LBD ERSS where appilcable; those area can not follow ERSS due to constraints, Electical Sub-Contractor to provide their own PE shoring design), including earth work for underground pipe system~~	~~Yes~~
5	Supply material / equipment (switch board, all lights, DB, etc), Labour and LEW for temporary electrical works (hoarding, site office / toilet / canteen, access way, blocks and workers quarters, etc) including authority submission, lead in pipe, manual alarm for workers' quarter. Fan / ACMV supplied by Maincon ad installed by Electrical Sub-Contractor. Temporary fittings / system fulfill BCA Green & Gracious requirement.	Yes
6	BSC/site office at void deck electrical / fire alarm works and fulfill RI requirement including apply account and install meter	Yes
7	Connect Cable to Block Signage to the SO Rep requirement	Yes
8	Playground Lightning Protection System and COS	Yes
9	Installation of lighting to steel structure (Linkway, Precinct Pavilion etc.), install lighting base where necessary	Yes
10	Provide bonding to all metal works (including bonding ear) as per requirement	Yes
11	Apply authority testing & inspection including meters application, EMA license for all blcoks and all commercial rooms. To comply SP testing requirement on electric water heater on SA unit.	Yes
12	Opening of Electrical & Water account for Site office / Toilet & Commercial Shops and building blocks etc, include submission document to SP services, prepare submission and coordination, opening account. Fee by Main Contractor.	Yes
13	~~Sealing of underground telecom pipe to the requirement of COPIF 2013~~	~~Yes~~
14	Sealing of telecoms riser cable tray opening with fire stop material to the requirement of COPIF 2013	Yes
15	Fulfill other requirement of COPIF 2013 as per specification of telecommunication system, seal up openings/pipes with fire stop material. All the testing/application fees shall be included by Electrical Sub-Contractor	Yes
16	~~Open & backfill drawpit up to 3 times when required. To seal up the gap between pipe and concrete opening for CSR incoming pipe, ensure water is unable to seep into CSR room trench~~	~~Yes~~
17	Patch back recess, cast back openings ~~include providing material~~(materials by MC)	Yes
18	Provide electrical supply to lift, roller shutter, pump panel, sprinkle system, detention tank pump system as per drawing / spec / consumer requirement. Provide temporary electricity to lift if necessary (generator to be provided by Main Contractor)	Yes
19	Electrical provision for commercial elements as per tender drawing and specification.	Yes
20	Changes on sample unit is not claimable	Yes
21	Electrical works outside and inside boundary as per tender drawings, specification & BOQ	Yes
22	Provide plinth / support for trunking / conduit, provide RC stump with bolt for lamp post, including material & labour	Yes
23	Lead in pipe, electrical supply to EPS	No
24	~~Provide Genset System as per tender drawing and specification, should be under Sub-Contractor~~	~~Yes~~
25	~~To apply NCE permission for excavation,~~ sinking earthing rod ~~if necessary~~	Yes

LBD ENGINEERING 200303146G

BNL ENGINEERING PTE LTD

(For Performance Guarantee to be issued by Insurance Company)

PERFORMANCE GUARANTEE

THIS GUARANTEE is given the .... day of ....
BY..
.... [name of Guarantor]
of ....
....[address, etc] (hereinafter called " the Guarantor")

IN FAVOUR OF the HOUSING & DEVELOPMENT BOARD, SINGAPORE (Employer, including its Assigns and Successors in law) of HDB Hub, 480 Lorong 6 Toa Payoh, Singapore 310480 (hereinafter called "the Employer").

WHEREAS

(1) The Employer has accepted the tender submitted by ....
.... of ....
....(hereinafter called "the Contractor") for
....
....
.... (hereinafter called the "said Works") resulting in a contract for the said Works (hereinafter called "the Contract").

(2) The Guarantor has agreed to guarantee the due performance of the Contract in the manner hereinafter appearing

NOW THE GUARANTOR HEREBY AGREES with the Employer as follows:-

In consideration for the Employer not insisting on the Contractor paying cash as a Security Deposit for the Contract the Guarantor hereby undertakes as follows:

1. The Guarantor unconditionally and irrevocably undertakes and covenants to pay in full forthwith upon demand in writing any sum or sums that may from time to time be demanded by the Employer up to a maximum aggregate sum of Dollars ....
.... ($.............................)
without requiring any proof that the Employer is entitled to such sum or sums under the Contract or that the Contractor has failed to execute the Contract or is otherwise in breach of the Contract. Any sum or sums so demanded shall be paid forthwith by the Guarantor unconditionally, without any deductions whatsoever and notwithstanding the existence of any differences or disputes between the Employer and the Contractor arising under or out of or in connection with the Contract or the carrying out of work thereunder or as to any amount or amounts payable thereunder and notwithstanding that such differences or disputes have been referred to arbitration or are the subject of proceedings in Court or is in the midst of any other means of dispute resolution.

BNL ENGINEERING PTE LTD

LBD ENG

2. The Guarantor shall not be discharged or released from this Guarantee by any arrangement made between the Contractor and the Employer without the assent of the Guarantor or by any alteration in the obligations undertaken by the Contractor or in the Works to be done thereunder or by any forbearance whether as to payment time performance or otherwise or by any other indulgence or matter of whatever nature accorded by the Employer to the Contractor.

3. This Guarantee shall take effect from the date hereof and remain in full force and effect until **(please refer to table 1 for formula to compute initial expiry date)** provided always that the expiry date of this Guarantee and the Guarantor's liability thereunder shall be automatically extended for successive periods of 6 months unless the Guarantor gives the Employer 90 days' written notice prior to the expiry of the Guarantor's liability of their intention not to extend this Guarantee in respect of any future extension and provided further that the Employer shall be entitled, upon receiving such notice of the Guarantor's intention (and within the period specified in Clause 4 hereof), either to:

(a) make a claim under this Guarantee; or

(b) direct the Guarantor to extend the validity of this Guarantee for a further period not exceeding 12 months (and this Guarantee shall then expire at the end of such further period).

For the purpose of this clause, service of the above 90 days' written notice shall be due service only if it is addressed to the Group Director (Development & Procurement) and the same being received by him at 21st Storey West Wing, HDB Hub, 480 Lorong 6 Toa Payoh, Singapore 310480 or such other address stipulated for this purpose as notified in writing by the Employer to the Guarantor.

4. Any claim or direction as specified herein being made by the Employer shall be by way of a notice in writing addressed to the Guarantor and the same being received by the Guarantor at the address stated hereof within 90 days from the expiry of this Guarantee.

5. This Guarantee or the copy thereof in the Employer's possession shall be retained by the Employer even after termination of all liabilities hereunder.

Table 1:

Computation of Initial Expiry Date	Formula
Building Contract	Latest of {Date for Completion + DLP, for various phases} + 12 months

(For Performance Guarantee to be issued by Bank)

PERFORMANCE GUARANTEE

THIS GUARANTEE is given the .... day of ....

BY..

....[name of Guarantor]

of..

....[address, etc] (hereinafter called "the Guarantor")

IN FAVOUR OF the HOUSING & DEVELOPMENT BOARD, SINGAPORE (Employer, including its Assigns and Successors in law) of HDB Hub, 480 Lorong 6 Toa Payoh, Singapore 310480 (hereinafter called "the Employer").

WHEREAS

(1) The Employer has accepted the tender submitted by ....
.... of ....
.... (hereinafter called "the Contractor") for
....
....
.... (hereinafter called the "said Works") resulting in a contract for the said Works (hereinafter called "the Contract").

(2) The Guarantor has agreed to guarantee the due performance of the Contract in the manner hereinafter appearing

NOW THE GUARANTOR HEREBY AGREES with the Employer as follows:-

In consideration for the Employer not insisting on the Contractor paying cash as a Security Deposit for the Contract the Guarantor hereby undertakes as follows:

1. The Guarantor unconditionally and irrevocably undertakes and covenants to pay in full forthwith upon demand in writing any sum or sums that may from time to time be demanded by the Employer up to a maximum aggregate sum of Dollars ....
.... ($..............................)
without requiring any proof that the Employer is entitled to such sum or sums under the Contract or that the Contractor has failed to execute the Contract or is otherwise in breach of the Contract. Any sum or sums so demanded shall be paid forthwith by the Guarantor unconditionally, without any deductions whatsoever and notwithstanding the existence of any differences or disputes between the Employer and the Contractor arising under or out of or in connection with the Contract or the carrying out of work thereunder or as to any amount or amounts payable thereunder and notwithstanding that such differences or disputes have been referred to arbitration or are the subject of proceedings in Court or is in the midst of any other means of dispute resolution.

BNL ENGINEERING PTE LTD

LBD ENGINEERING PTE LTD 200803146C

2. The Guarantor shall not be discharged or released from this Guarantee by any arrangement made between the Contractor and the Employer without the assent of the Guarantor or by any alteration in the obligations undertaken by the Contractor or in the Works to be done thereunder or by any forbearance whether as to payment time performance or otherwise or by any other indulgence or matter of whatever nature accorded by the Employer to the Contractor.

3. This Guarantee shall take effect from the date hereof and remain in full force and effect until **(please refer to Table 1 for formula to compute initial expiry date)** provided always that the expiry date of this Guarantee and the Guarantor's liability thereunder shall be automatically extended for successive periods of 6 months unless the Guarantor gives the Employer 90 days' written notice prior to the expiry of the Guarantor's liability of their intention not to extend this Guarantee in respect of any future extension and provided further that the Employer shall be entitled, upon receiving such notice of the Guarantor's intention (and within the period specified in Clause 4 hereof), either to:

(a) make a claim under this Guarantee; or

(b) direct the Guarantor to pay forthwith such amount (not exceeding the maximum aggregate sum) as the Employer may specify into a suspense account to be governed and disbursed by the Guarantor subject to the Association of Banks in Singapore's Guidelines for operation of a Suspense Account in force as at the date hereof. (A copy is annexed hereto and marked "A"); or

(c) direct the Guarantor to extend the validity of this Guarantee for a further period not exceeding 12 months (and this Guarantee shall then expire at the end of such further period). At any time before the end of such further period (and within the period specified in Clause 4 hereof), the Employer shall be entitled to direct the Guarantor to pay forthwith such amount (not exceeding the maximum aggregate sum) as the Employer may specify into a suspense account to be governed and disbursed by the Guarantor subject to the Association of Banks in Singapore's Guidelines for operation of a Suspense Account (Annex A).

For the purpose of this clause, service of the above 90 days' written notice shall be due service only if it is addressed to the Group Director (Development & Procurement) and the same being received by him at 21st Storey West Wing, HDB Hub, 480 Lorong 6 Toa Payoh, Singapore 310480 or such other address stipulated for this purpose as notified in writing by the Employer to the Guarantor.

4. Any claim or direction as specified herein being made by the Employer shall be by way of a notice in writing addressed to the Guarantor and the same being received by the Guarantor at the address stated hereof within 90 days from the expiry of this Guarantee.

5. This Guarantee or the copy thereof in the Employer's possession shall be retained by the Employer even after termination of all liabilities hereunder.

Table 1:

Computation of Initial Expiry Date	Formula
Building Contract	Latest of (Date for Completion + DLP, for various phases) + 12 months

LBD ENGINEERING

BNL ENGINEERING PTE LTD

UNDERTAKING FOR EMPLOYMENT OF FOREIGN WORKERS

We, BNL ENGINEERING PTE LTD, hereby declare and undertake that we have not and shall not employ any illegal foreign workers directly or indirectly for the purpose of executing the Works in contravention of the Employment of Foreign Workers Act Cap 91A, 1991 Edition or any other Act of Parliament, Government Order, Regulation and By-Law for the Works.

We fully acknowledge that **LBD ENGINEERING PTE LTD** ("the Contractor") does not condone the employment of foreign workers that will infringe the abovementioned Act, Government Regulation and By-Law. Severe action including fines and termination of this Sub-contract Agreement, etc., will be taken against us should we employ foreign workers without valid work permits. We further agreed that in the event of such infringement, the Contractor may terminate the Sub-contract Agreement and we shall bear all costs and expenditure resulting from such termination.

We agree to indemnify the Contractor against all costs, expenses, claims and proceedings arising from or caused by whatsoever reasons of our employment of illegal foreign workers in contravention of the Employment of Foreign Workers Act Cap 91A, 1991 Edition or any other Act of Parliament, Government Order, Regulation and By-Law.

We will ensure strict compliance with the Act with the following measures: -

1. All foreign workers (whether directly or indirectly engaged by us and/or by our sub-contractors, etc) detailed to perform the work at the site must hold and at all times have in their possession, valid works permits (original).
2. They must have in their possession their respective valid work permits (Original) at all times.
3. We shall submit a list of all foreign workers who will be deploying at the site for the execution of the contract works for the Contractor. The aforesaid list of the workers shall contain the following information: -
   I. Name (according to legal identification document);
   II. Nationality;
   III. Passport Number;
   IV. Sex and Age
   V. Work Permit No. and
   VI. Expiry Date of Work Permit.
   VII. Designation
4. We shall be responsible for the conduct & performance, and sign for the above list of foreign workers. The aforesaid list of foreign workers with the required information shall be submitted to the Contractor for verification.
5. The Contractor shall issue Identification Passes to all our workers carrying out the works on site. The Identification Passes must be worn at all times by the workers whilst at the site.
6. We agree that we shall be penalized if the worker failed to possess the original Work Permit and / or Identification Pass whilst working at site.
7. We agree to surrender all Identification Passes to the Contractor on demand by the Contractor at any time and/or at the end of the project. Failing which, a sum of $100.00 per pass shall be charged to our account or shall be deducted from our progress payment or any monies due or becoming due to us for each Identification Pass not surrendered by the stipulated time frame specified by the Contractor.

Signed
(by Company's Authorized Personnel) : [signature, stamp: BNL ENGINEERING PTE LTD]

Name : KELVIN SAW

Designation : GENERAL MANAGER

[stamp: LBD ENGINEERING PTE LTD 200803148C]

Environmental, Health & Safety (EHS) Rules and Regulations

Section	Plant, Machinery & Equipment	Admin Charges
(PME 1)	Only competent, trained or authorized personnel, as appropriate and as per legislation, shall be employed or engaged to operate plant, machinery and equipment on site. *(Please refer to section HSMS 10 for more details)*	$100.00
(PME2)	Operators of plant, machinery and equipment shall be responsible for daily / weekly checking of the respective plant, machinery and equipment. They shall generate prescribed checklists to the Workplace Safety and Health Officer (WSHO) / Safety Coordinator (SC) / Safety Supervisor (SS) as per the periodicity of their checking. *(Please refer to section HSMS 10 for more details)*	$100.00
(PME3)	Lifting machinery of P/M hoists, cranes, gondolas, mobile climbing work platforms, etc shall not be operated if periodic preventive maintenance by mechanic and / or periodic inspection and test by Approved Examiner (AE) has not been carried out as per the prescribed schedules. *(Please refer to section HSMS 10 for more details)*	$100.00
(PME4)	All lifting appliances and gears shall bear evidence of examination and test by AE before being allowed or used on site. They shall bear AE test identification by means of embossment or number tags traceable to valid AE examination & test certificates.	$200.00
(PME5)	Explosive powered tool or its accessories shall not be left unattended by the Qualified Operator using it. It shall be returned to the store or safely kept away from other workers while not in use.	$100.00
(PME6)	No tampering of electrical connections and usage of defective / non-industrial type of electrical equipment, plugs, sockets and accessories is allowed.	$100.00
(PME7)	No cable or wire shall be laid on ground.	$50.00
(PME8)	All mechanical moving parts (e.g. wheels, belts, sawing / cutting blades) shall be protected or guarded, and such protective guards / shields shall not be removed.	$50.00
Section	**Handling, Storage & Use of Materials**	**Admin Charges**
(M1)	Hazardous materials shall be handled, stored and used as per the prescribed requirements of the respective Safety Data Sheet. Foremen shall ensure the strict compliance of handling, storage and use of these materials by workers.	$100.00
(M2)	All materials in the cantilevered material storage platforms shall be removed in the same day and shall not be kept overnight. Foremen shall ensure this requirement is met in the area of works he is responsible for.	$50.00
(M3)	Foremen, storekeeper and workers, as appropriate, shall ensure materials in the open areas and work areas are stored safely in a manner not to cause any potential material collapse, fall-off, sliding and obstruction endangering workers.	$100.00

LBD ENGINEERING PTE LTD 200803146C

BNL ENGINEERING PTE LTD

Section	Handling, Storage & Use of Materials	Admin Charges
(M4)	All materials shall be handled in a safe manner with appropriate use of lifting aids and PPE.	$50.00
(M5)	No materials shall be hoisted without the supervision of the MOM-registered Lifting Supervisor on site.	$200.00
(M6)	Rigging of materials to the lifting appliance or gears shall only be carried out by a Qualified Rigger	$200.00
(M7)	Lifting activities on site shall only be coordinated by a Qualified Signalman.	$200.00
Section	**Reporting of Hazards and Incidents**	**Admin Charges**
(R1)	It shall be the basic responsibility of every individual to report any identified / witnessed hazard / incident to their superior without delay, and such information shall be promptly relayed to the WSHO / SC / SS or Safety Chairman / Project Manager (PM) by the superior.	$100.00
Section	**General Housekeeping**	**Admin Charges**
(H1)	All foremen shall allocate time and human resources for daily / regular housekeeping of work areas they are responsible for.	$50.00
(H2)	A housekeeping schedule or roster shall be planned for work areas, living quarters, toilets and common areas of the worksite by foremen & above, as appropriate.	$50.00
(H3)	All workers shall comply with the housekeeping schedule or roster assigned to them.	$50.00
(H4)	Workers must not throw debris from the construction levels but make use of the temporary refuse chute, P/M hoist or mast climbing work platforms for the regular removal of construction debris from the construction levels.	$200.00
(H5)	No debris, materials or tools shall be placed close to the edge of building level at any time. The foremen shall ensure their work groups comply with this requirement.	$100.00
(H6)	Debris at work platforms shall be regularly removed.	$50.00
(H7)	No loose scaffold materials, tools and materials shall be left unattended on the work platforms or other accesses while not at work.	$50.00
(H8)	All debris or disposable items at the construction site shall be stored in waste bins or skip tanks but not dumped on bare ground that could pose land and water pollution.	$50.00
(H9)	No personnel shall litter the worksite.	$100.00
(H10)	No personnel shall create a condition favorable for the breeding of mosquito or other pests / disease-bearing vectors.	$500.00

BNL ENGINEERING PTE LTD

LBD ENGINEERING PTE LTD 200803146G

Section	Fire Hazards	Admin Charges
(F1)	No smoking is allowed at areas of fire hazards that include storage places of diesel, paint, and gas cylinders, spray-painting booths, confined spaces, living quarters, etc.	$100.00
(F2)	Gas cylinders shall be kept in upright position at all times and be fitted with undamaged pressure-reducing valves, flashback arrestors and approved type hose fasteners / clips. No personnel shall tamper with these safety fittings of the gas cylinders.	$200.00
(F3)	No cooking is allowed in unauthorized areas that includes living quarters, store and container	$100.00
(F4)	Fire extinguishers shall be made available in locations of temporary site office, canteen, store, living quarters, basements used for storage of materials, generators, P/M Hoist, etc.	$50.00
(F5)	All fire extinguishers on site shall be within the expiry date, and not be depleted of its contents or be tampered with.	$50.00
Section	**Personal Protective Equipment**	**Admin Charges**
(P1)	Every individual in the work group shall be provided and equipped with the basic PPE of safety helmet , safety boots and safety belt / harness, and specific PPE of ear plugs / ear muffs, gloves, goggles, face masks / shields, respirators, etc appropriate to the scope of works. *(The respective worksite shall maintain the Issue of PPE Record or its equivalent)*	$50.00
(P2)	Every worker shall effectively put to use the PPE provided for or drawn by him.	$50.00
(P3)	Every foreman and above shall ensure the effective use of PPE by the workers in his group.	$50.00
(P4)	All workers shall wear appropriate work attire at the construction site. Additionally, welders shall wear protective jackets, and riggers / signalmen shall wear red vests while at work.	$50.00
Section	**Falling & Falling Object Hazards**	**Admin Charges**
(FH1)	Building edges shall be guarded by effective barricades at all times to prevent potential fall of workers.	$100.00
(FH2)	Dismantling of barricades shall be authorized for valid reason of work activity at specific location. This shall be accompanied by other safety measure(s) to prevent fall of object or person. Reinstatement of barricades shall be carried out immediately at the same location of dismantling upon completion of work at the specific location.	$100.00
(FH3)	No prematured dismantling of barricades at extensive areas is allowed.	$100.00

Section	Falling & Falling Object Hazards	Admin Charges
(FH4)	Working platforms shall be 500 mm of width or more to effectively cover all openings / gaps whereby a worker may fall off. No unauthorized removal of work platforms is allowed.	$100.00
(FH5)	Cross-bracings, toeboards, etc removed for plastering or painting works shall be reinstated upon completion of said works at the particular location.	$100.00
(FH6)	Life lines shall be provided for works at height.	$200.00
(FH7)	Necessary precautions shall be in place during works at height to prevent falling object hazards. These include one or more of these as appropriate : fully decked and flushed work platforms, toe boards, safety nets, catch platforms, peripheral overhead shelters, permit-to- work for simultaneous work activities amongst different work groups and good housekeeping.	$200.00
Section	**Other Safety & Health Provisions**	**Admin Charges**
(OP1)	Safe works access shall be provided for workers on site.	$200.00
(OP2)	Machinery, equipment, tools and accessories used by workers on site shall be defect-free, and fit for safety	$200.00
(OP3)	Risk Assessment and subsequent Safety and Health Work Practices shall be made available and communicated to work groups for specific work activity on site.	$300.00
(OP4)	Safety and Health Work Practices shall be complied in actual works being performed.	$300.00
(OP5)	Permit-To-Work System shall be implemented for hazardous works involving height, excavation, confined space, hot works and other applicable as stated in the WSH (Construction) Regulations.	$300.00
(OP6)	EHS Tool Box Meetings shall be conducted daily with records maintained at least on a weekly basis.	$100.00
(OP7)	Workgroups and sub-contractors shall comply with orders issued by the safety personnel of the site (PM, WSHO, SC, SS, etc).	$300.00
(OP8)	All operators of equipment / machinery inclusive of the plant, machinery or equipment in use shall bear the necessary qualification.	$100.00
(OP9)	Every sub-contractor shall provide a qualified Safety Coordinator (SC) or Safety Supervisor (SS) if he has more than 20 workers on site.	$200.00

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LBD ENGINEERING PTE LTD 200803146C

Section	Other Safety & Health Provisions	Admin Charges
(OP10)	No scaffold of more than 4 m in height shall be constructed without clearance from the main contractor's safety personnel (WSHO / SC / SS) on site, and such scaffold must only be erected, altered or dismantled under the supervision of a Qualified Scaffold Supervisor.	$300.00
(OP11)	Safety records of Risk Assessment, Safety & Health Work Practices and Personnel & Machinery / Equipment / Lifting Gear Qualifications shall be submitted to the main contractor's safety personnel (WSHO / SC / SS / LS) or the Project Manager prior to mobilization or start of sub-contract works.	$100.00
(OP12)	During the course of works, work-groups and sub-contractors shall submit EHS Tool Box Meeting Records, Issue of PPE Records, Permit-to-Work requisitions for hazardous works, Machinery & Equipment Maintenance & Inspection Checklists as per the periodical requirements of the main contractor.	$100.00
(OP13)	All EHS Committee Members shall attend the periodic site EHS Committee Meetings unless for any valid reasons where excuse is granted by the Chairman of the EHS Committee (Project Manager).	$100.00
(OP14)	All other EHS requirements in Workplace Safety and Health Act, legislated Code of Practices and laws administered by NEA with respect to construction industry shall be complied by work groups and sub-contractors.	$100.00
(OP15)	Sub-Contractors shall comply with the stipulated EHS requirements in the respective work-specific sub-contract agreements administered by the Head Office Procurement Department. Should the EHS requirements are not detailed in the respective sub-contract agreement, these sub-contractors shall conform to the EHS requirements of the work groups / sub-contractors as specified in OP13 and these In- House Rules and Regulations.	$100.00
Section	**Incident, Accident, Dangerous Occurrence, Occupational Disease**	**Admin Charges**
(IR1)	All workers, supervisors, subcontractors and suppliers shall report all incident, accident, dangerous occurrence and occupational disease to the main contractor's Project Manager	$200.00
(IR2)	All subcontractors and suppliers shall ensure that the scene of the incident is cordoned off, preserved and photograph of scene and injuries be taken care immediately.	$200.00
(IR3)	Every report that was submitted to the Ministry of Manpower, the subcontractor shall submit a copy of the same incident report to the main contractor.	$200.00
(IR4)	Subcontractor and supplier shall also submit all document (e.g. statement of witnesses, injured, etc), relating to the reported case, to the main contractor and render assistant on the investigation	$200.00

BNL ENGINEERING PTE LTD

Section	Incident, Accident, Dangerous Occurrence, Occupational Disease	Admin Charges
(IR5)	Any reported incident, accident, dangerous occurrence and occupational disease shall be subjected to administrative charges.	$500.00
Section	**Schedule of Penalties for WSHE Violation**	**Penalty**
(SV1)	Accident Case (if reportable)	$10,000.00 – $25,000.00

LBD ENGINEERING PTE LTD 200903146G

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SECTION BUS INTERCHANGE

SUPPLEMENTARY SCHEDULE OF RATES FOR BUS INTERCHANGE

MECHANICAL VENTILATION & AIR CONDITIONING SYSTEM

LBD ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE
SUPPLEMENTARY SCHEDULE OF RATES
MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

GENERAL

The brief description listed in the following Schedule of Rates shall be read in conjunction with the Contract Drawings.

Rates shall be inclusive of all necessary accessories, jointing termination and the like labour, handling detailing and setting out, use of tools, plant and equipment; also overhead charges and profit.

The Tenderer's unit rates for items required for the Contract Works, whether or not expressed on the Contract Drawings or in the Specification, shall be deemed to include the cost of shop drawings production, supply, installation, painting, commissioning and testing, etc..

These rates shall be used for the assessment of variations to the Contract for a period up to when the Contract Works are complete and where the Architect has issued the Completion Certificate under the Contract.

This Schedule must be completed fully for the tender submission and the Tenderer shall additionally schedule all other pertinent items to be supplied in the Contract.

The prices entered against each item in the Schedules of Rates shall subject to rationalization.

LBD ENGINEERING PTE LTD 200803146G

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BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE
SUPPLEMENTARY SCHEDULE OF RATES
MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

	Desciption	Unit	Rate (S$)	
E.1	Air Handling Units (min external static pressure: 500 pa)		VAV	CAV
a)	1.5m³/sec – 2.5m³/sec	No.		
b)	2.5m³/sec – 3.5m³/sec	No.		
c)	3.5m³/sec – 4.5m³/sec	No.		
d)	4.5m³/sec – 5.5m³/sec	No.		
e)	5.5m³/sec – 6.5m³/sec	No.		
f)	6.5m³/sec – 7.5m³/sec	No.	NA	
g)	7.5m³/sec – 8.5m³/sec	No.		
h)	8.5m³/sec – 9.5m³/sec	No.		
i)	9.5m³/sec – 10.5m³/sec	No.		
j)	10.5m³/sec – 11.5m³/sec	No.		
k)	11.5m³/sec – 12.5m³/sec	No.		

	Desciption	Unit	Rate (S$)
E.2	Variable Air Volume terminal units		
a)	0.15 – 0.04m³/sec	No.	
b)	0.20 – 0.07m³/sec	No.	
c)	0.26 – 0.09m³/sec	No.	NA
d)	0.30 – 0.11m³/sec	No.	
e)	0.34 – 0.15m³/sec	No.	
f)	0.45 – 0.18m³/sec	No.	

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	Desciption	Unit	Rate (S$)
E.3	Fan Coil Units (min. external static pressure : 120 pa)		
a)	~~0.1 - 0.15m³/sec~~ 2,200cmh	No.	$2,100.00
b)	~~0.15 - 0.20m³/sec~~ 3,780cmh	No.	$2,800.00
c)	~~0.20 - 0.29m³/sec~~ 4,000cmh	No.	$6,200.00
d)	~~0.29 - 0.39m³/sec~~ 5,200cmh	No.	$6,200.00
e)	~~0.39 - 0.45m³/sec~~ 6,000cmh	No.	$6,700.00
f)	~~0.45 - 0.60m³/sec~~ 6,600cmh	No.	$15,000.00
g)	~~0.60 - 0.80m³/sec~~ 7,100cmh	No.	$15,500.00

	Desciption	Unit	Rate (S$)	
E.4	Galvanized steel rectangular ductwork with supports and fittings.		BARE L.P H.P	PAINTTED L.P H.P
a)	0.6 mm (24G)	No.	65.00/75.00	75.00/85.00
b)	0.8 mm (22G)	No.	70.00/80.00	80.00/90.00
c)	1.0 mm (20G)	No.	75.00/85.00	85.00/95.00
d)	1.2 mm (18G)	No.	80.00/90.00	90.00/100.00
e)	1.6 mm (16G)	No.	NA	NA
f)	2.0 mm (14G)	No.	NA	NA
g)	2.5 mm (12G)	No.	NA	NA

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BNL ENGINEERING PTE LTD

	Desciption	Unit	Rate (S$)	
E.5	Fire Damper : The unit rate will be based on the cross section Area. The maximum aspect is 1:5. Cross Section (width x height) Area m^2		2HR	4HR
a)	0 - 0.2	~~No.~~ M2	10,000.00	18,000.00
b)	0.21 - 0.60	~~No.~~ M2	1,430.00	1,695.00
c)	0.61 - 0.8	~~No.~~ M2	1,280.00	1,060.00
d)	0.81 - 1.00	~~No.~~ M2	920.00	845.00
e)	1.01 - 1.20	~~No.~~ M2	735.00	820.00
f)	1.21 - 1.40	~~No.~~ M2	710.00	755.00
g)	1.41 - 1.60	~~No.~~ M2	655.00	700.00
h)	1.61 - 1.80	~~No.~~ M2	610.00	695.00
i)	1.81 - 2.00	~~No.~~ M2	605.00	660.00
j)	2.01 - 2.50	~~No.~~ M2	570.00	645.00
k)	2.51 - 3.00	~~No.~~ M2	560.00	590.00

	Desciption	Unit	Rate (S$)
E.6	Flexible ductwork with 25mm insulation and vapour barrier		
a)	150mm NB	~~No.~~ M	30.00
b)	175mm NB	~~No.~~ M	NA
c)	200mm NB	~~No.~~ M	35.00
d)	250mm NB	~~No.~~ M	40.00
e)	300mm NB	~~No.~~ M	50.00

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BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE
SUPPLEMENTARY SCHEDULE OF RATES
MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

	Desciption	Unit	Rate (S$)
E.7	Fire rated ductwork (2 hour) (Inclusive ductwork)	m^2	200.00
E.8	Kitchen Exhaust Ductwork (2 Hrs Fire rated inside and outside the duct)	m^2	200.00
E.9	Duct Insulation		
	Type DA 25mm Class 1 finish	m^2	35.00
	Type DA 25mm Class 2 finish	m^2	90.00
	Type DB 32mm Class 2 finish	m^2	NA
	Type DC 12mm Class 1 finish	m^2	NA
	Type DC 12mm Class 2 finish	m^2	NA
	Type DD Class 6 finish	m^2	NA
	Type DE Class 1 finish	m^2	NA
E.10	Supply Air Grille/Diffuser c/w opposed blade damper		
	Type SAG 1 - 1 slot linear bar grille	m^2	$200.00
	Type SAG 2 - 2 slot linear bar grille	m^2	$250.00
	Type SAG 3 - 3 slot linear bar grille	m^2	$300.00
	Type SAD 1 - single deflection	m^2 NO	$450.00
	Type SAD 2 - side throw	m^2	$450.00
	Type SAD 3 - square diffuser	m^2	$250.00

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BNL ENGINEERING PTE LTD

LBD ENGINEERING PTE LTD 200803146G

	Desciption	Unit	Rate (S$)
E.11	Exhaust/Return Air Grille c/w opposed blade damper		
	Type RAG 1 - 3 slot linear bar grille	m^2	280.00
	Type RAG 2 - (600x600) square grille	m^2	250.00
	Type RAG 3 - (300x300) square grille	m^2	200.00
	Type EAG 1 - 3 slot linear bar grille	m^2	280.00
	Type EAG 2 - (600x600) square grille	m^2	250.00
	Type EAG 3 - (300x300) square grille	m^2	200.00
E.12	Dampers		
	Volume Control Dampers (400x400)	m^2 NO	120.00
	Motorised Dampers (400x400)	m^2 NO	900.00
E.13	Linear aluminium slot diffusers		
	1 Slot	m	150.00
	2 Slot	m	180.00
E.14	Plenum for linear slot diffusers		
	1 Slot (Insulated)	No/m	120.00
	2 Slot (Insulated)	No/m	140.00
	3 Slot (Insulated)	No/m	160.00
	1 Slot (Uninsulated)	No/m	110.00
	2 Slot (Uninsulated)	No/m	130.00
	3 Slot (Uninsulated)	No/m	150.00

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BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE
SUPPLEMENTARY SCHEDULE OF RATES
MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

	Desciption	Unit	Rate (S$)
E.15	Access Panels		
	150 x 150mm	No.	120.00
	200 x 200mm	No.	120.00
	300 x 300mm	No.	130.00
	450 x 450mm	No.	140.00
	600 x 450mm	No.	150.00
E.16	Flexible Connections for fans	m^2	180.00
E.17	Splitter Plates	m^2	120.00
E.18	Air Filter Media		
	25 mm thick	m^2	100.00
	50 mm thick	m^2	120.00
	Pre-filter	m^2	180.00
	Bag filter	m^2	200.00

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	Desciption	Unit	Rate (S$)	
E.19	Noise & Vibration			
a)	Silencer : The unit will be based on cross sectional area (m²) of per silencer length.		Rectangular Silencer	Circular Silencer
	900mm Length	no	$1,950.00	$1,160.00
	1200mm Length	no	$2,200.00	$1,375.00
	1500mm Length	no	$2,650.00	$1,925.00
	1800mm Length	no	$3,080.00	$2,200.00
	2100mm Length	no	$3,520.00	$3,150.00
	2400mm Length	no	$3,960.00	$3,500.00
b)	Sound Absorptive Lining	m^2	$245.00	
c)	Acoustic Enclosure	m^2	$330.00	
d)	Neoprene Waffle Pads	m^2	$200.00	
e)	Vibration Isolators Unit rate (S$) for the			

Unit Rate	Unhoused Steel Springs				Restrained Steel Spring				Neoprene Hangers & Mounts	Spring-in-series with Neoprene Hangers	
Allowable Deflection -mm	25	50	75	100	25	50	75	100	All	25	50
Maximum Rated Capacity - kg											
0 - 50	$60	$78	$210	$310	$220	$220	NA	NA	$35	$60	$190
50 - 200	$73	$85	$245	$410	$310	$250	NA	NA	$55	$70	$200
200 - 500	$100	$145	$360	$690	$330	$370	NA	NA	NA	$100	$290
500 - 1000											

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	Desciption	Unit	Rate (S$)
E.20	Supply and install black steel pipe to BS1387 Spec – Class B (Pipes 200mm To 550mm shall be to BS 3600)		
	15 mm NB	m	85.00
	20 mm NB	m	85.00
	25 mm NB	m	97.00
	32 mm NB	m	110.00
	40 mm NB	m	123.00
	50 mm NB	m	175.00
	65 mm NB	m	190.00
	80 mm NB	m	
	100 mm NB	m	
	150 mm NB	m	
	200 mm NB	m	
	250 mm NB	m	NA
	300 mm NB	m	
	350 mm NB	m	
	400 mm NB	m	
	450 mm NB	m	
	500 mm NB	m	
	550 mm NB	m	

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BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE
SUPPLEMENTARY SCHEDULE OF RATES
MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

	Desciption	**Unit**	**Rate (S$)**
E.21	Supply and install galvanized Steel pipe to BS1387 Spec Class B (Pipes 200mm to 550mm shall be to BS 3600)		
	15 mm NB	m	50.00
	20 mm NB	m	50.00
	25 mm NB	m	55.00
	32 mm NB	m	60.00
	40 mm NB	m	70.00
	50 mm NB	m	85.00
	65 mm NB	m	110.00
	80 mm NB	m	130.00
	100 mm NB	m	180.00
	150 mm NB	m	270.00
	200 mm NB	m	420.00

LBD ENGINEERING PTE LTD 200803146G

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BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE
SUPPLEMENTARY SCHEDULE OF RATES
MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

	Desciption	Unit	Rate (S$)
E.22	Supply and install light gauge copper tube to BS2871 Spec Class F		
	6 mm NB	m	25.00
	8 mm NB	m	30.00
	10 mm NB	m	35.00
	12 mm NB	m	40.00
	15 mm NB	m	45.00
	18 mm NB	m	50.00
	22 mm NB	m	60.00
	28 mm NB	m	75.00
	35 mm NB	m	95.00
	42 mm NB	m	110.00
	54 mm NB	m	135.00
	67 mm NB	m	165.00
	76 mm NB	m	210.00

LBD ENGINEERING PTE LTD 200803146G

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BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE
SUPPLEMENTARY SCHEDULE OF RATES
MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

E.23 Valve (Rated at PN16)

Dia. (mm)	Gate Valve ($/Each)	Double Regulating Valve ($/Each)	Check Valve ($/Each)	Globe Valve ($/Each)	Ball Valve ($/Each)
15	130.00		130.00		130.00
20	130.00		130.00		130.00
25	150.00		150.00		150.00
32	170.00		170.00		170.00
40	190.00	NA	190.00	NA	190.00
50	250.00		250.00		250.00
65	310.00		310.00		310.00
80	380.00		380.00		380.00
100	520.00		520.00		520.00
125					
150					
200			NA		
250					
300					
350					
400					

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E.23 Valve (Rated at PN16) (Cont'd)

Dia. (mm)	Butterfly Valve ($/Each)	Strainer ($/Each)	Basket Strainer ($/Each)	Motorised Valve ($/Each)
15		130.00		
20		130.00		
25		150.00		
32	NA	170.00		
40		190.00		
50		250.00		
65		310.00	NA	
80	380.00	380.00		
100	520.00	520.00		
125	620.00			
150	770.00			
200	920.00	NA		
250	NA			
300	NA			
350	NA			
400	NA			

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BNL ENGINEERING PTE LTD

E.24 Valve (Rated at PN25)

Dia. (mm)	Double Gate Valve ($/Each)	Regulating Valve ($/Each)	Check Valve ($/Each)	Globe Valve ($/Each)	Ball Valve ($/Each)
15					
20					
25					
32					
40					
50					
65					
80			NA		
100					
125					
150					
200					
250					
300					
350					
400					

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BNL ENGINEERING PTE LTD

E.24 Valve (Rated at PN25) (Cont'd)

Dia. (mm)	Butterfly Valve ($/Each)	Strainer ($/Each)	Basket Strainer ($/Each)
15			
20			
25			
32			
40			
50			
65			
80		NA	
100			
125			
150			
200			
250			
300			
350			
400			

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	Desciption	Unit	Rate (S$)	
E.25	Two/Three Valves		FLANGED END	SCREWED END
a)	Supply and install Electric Two Way Valve			
	15 mm	pc.		
	20 mm	pc.		
	25 mm	pc.		
	32 mm	pc.		
	40 mm	pc.		
	50 mm	pc.		
	65 mm	pc.		
	80 mm	pc.		
	100 mm	pc.		
	150 mm	pc.	N.A	
	200 mm	pc.		
b)	Supply and install Electric Three-Way Valve			
	15 mm	pc.		
	20 mm	pc.		
	25 mm	pc.		
	32 mm	pc.		
	40 mm	pc.		
	50 mm	pc.		
	65 mm	pc.		
	80 mm	pc.		
	100 mm	pc.		
	150 mm	pc.		
	200 mm	pc.		

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LBD ENGINEERING PTE LTD 200803146G

BNL ENGINEERING PTE LTD

E.26 Piping Accessories

Dia. (mm)	Flexible Joint ($/Each)	Expansion Joint ($/Each)	Anchor Support ($/Each)
15	60.00		
20	65.00		
25	70.00		
32	90.00		
40	100.00		
50	150.00		
65	250.00		
80	350.00	N.A	
100	450.00		
125	500.00		
150	600.00		
200	800.00		
250	1,170.00		
300			
400			

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SUPPLEMENTARY SCHEDULE OF RATES
MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

	Desciption	Unit	Rate (S$)
E.27	Valve Insulation Sheet metal casing with Fibreglass insulation for Chilled water valves		
	50 mm diameter	pc.	100.00
	100 mm diameter	pc.	350.00
	150 mm diameter	pc.	520.00
	200 mm diameter	pc.	600.00
	250 mm diameter	pc.	650.00
	300 mm diameter	pc.	830.00
	350 mm diameter	pc.	950.00
	400 mm diameter	pc.	1,900.00
E.28	Temperature Gauges Fixed type temp. gauge With brass pocket		
	100 mm dial	pc.	180.00
	150 mm dial	pc.	230.00
E.29	Remote reading type temp.gauge with brass pocket		
	100 mm dial	pc.	1,250.00
	150 mm dial	pc.	1,500.00
E.30	Pressure gauge with stopclock		
	100 mm dial	pc.	180.00
	150 mm dial	pc.	230.00
E.31	Flow switch	pc.	350.00

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MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

	Desciption	Unit	Rate (S$)
E.32	Flow meter	pc.	NA
E.33	Pressure Differential switch	pc.	550.00
E.34	Supply and install pipework Insulation complete with furnishing		
	Insulation Class PB	m	
	38mm Class 1 finish Class 2 finish	m	
	50mm Class 1 finish Class 2 finish	m	NA
	60mm Class 1 finish Class 2 finish	m	
	Insulation Class PC	m	
	25mm Class 1 finish Class 2 finish	m	

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E.35 Valve

Dia. (mm)	Unit	2-Way Valve ($/Each)	3-Way Valve ($/Each)	Butterfly Valve ($/Each)
15	no			
20	no			
25	no			
32	no			
40	no			
50	no			
65	no			
80	no		NA	
100	no			
125	no			
150	no			
200	no			
250	no			
300	no			
350	no			
400	no			

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	Desciption	Unit	Rate (S$)		
E.36	Electrical Items				
a)	PVC insulated single core copper conductor cables inclusive of all		PVC	PVC	PVC
	1.50 mm²	m	1.05		
	2.5 mm²	m	1.20		
	4 mm²	m	1.30		
	6 mm²	m	1.63		
	10 mm²	m	2.10		
	16 mm²	m	2.60		
	25 mm²	m	4.30		
	35 mm²	m	NA		
	50 mm²	m	NA	NA	
	70 mm²	m	NA		
	95 mm²	m	NA		
	120 mm²	m	NA		
	150 mm²	m	NA		
	185 mm²	m	NA		
	240 mm²	m	NA		
	300 mm²	m	NA		
	400 mm²	m	NA		

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MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

	Desciption	Unit	Rate (S$)	
E.36	Electrical Items			
b)	PVC/SWA/PVC copper conductor cables, inclusive of all accessories and terminations:-		1C	4C
	25 mm²	m	21.50	70.50
	35 mm²	m	28.00	95.00
	50 mm²	m	37.00	124.00
	70 mm²	m	51.00	170.50
	95 mm²	m	65.00	215.50
	120 mm²	m	83.00	240.00
	150 mm²	m	95.00	280.00
	185 mm²	m		
	240 mm²	m		
	300 mm²	m		
	400 mm²	m		

	Desciption	Unit	Rate (S$)	
	Conduits, Trunking, Cable Tray		Surface	Concealed
c)	G.I. conduits, inclusive of conduits boxes, joints and accessories			
	20 mm diameter	m	13.00	19.50
	25 mm diameter	m	16.00	22.10
	32 mm diameter	m	23.50	30.00

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	Desciption	Unit	Rate (S$)
E.36	Electrical Items		
d)	Flexible conduit, PVC sheatbed, inclusive of adaptors, and other accessories:-		
	20 mm diameter	m	7.80
	25 mm diameter	m	10.40
	40 mm diameter	m	23.40
e)	Metal trunking, inclusive of all mounting accessories :-		
	75 x 75mm	m	52.00
	100 x 100mm	m	57.20
	150 x 100mm	m	63.70
	150 x 150mm	m	80.60
	225 x 150mm	m	NA
	300 x 150mm	m	NA
f)	Cable tray, inclusive of all mounting accessories :-		
	100 mm	m	26.00
	150 mm	m	32.50
	225 mm	m	39.00
	300 mm	m	57.00

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	Desciption	Unit	Rate (S$)
E.36	Electrical Items		
g)	Isolators :-		
	15A SPN	No.	117.00
	30A SPN	No.	143.00
	15A TPN	No.	169.00
	30A TPN	No.	182.00
	40A TPN	No.	195.00
	60A TPN	No.	208.00
	100A TPN	No.	NA
	200A TPN	No.	NA
	300A TPN	No.	NA
h)	Motor Starter including protection and overload device -		
	i) Direct on-line Starter		
	0.5 KW	No.	700.00
	1.0 KW	No.	730.00
	1.5 KW	No.	750.00
	2.0 KW	No.	780.00

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	Desciption	Unit	Rate (S$)
E.36	Electrical Items		
h)	Motor Starter including protection and overload device -		
	ii) Star-Delta Starter		
	2.2 KW	No.	630.00
	3.0 KW	No.	650.00
	4.0 KW	No.	880.00
	5.0 KW	No.	900.00
	5.5 KW	No.	900.00
	7.5 KW	No.	1,000.00
	9.0 KW	No.	1,300.00
	15.0 KW	No.	1,600.00
	iii) Auto-Transformer Starter		
	22 KW	No.	
	37 KW	No.	
	55 KW	No.	
	75 KW	No.	N.A
	100 KW	No.	
	125KW	No.	
	150 KW	No.	
	iv) Variable Frequency Drive (VFD)		
	5 KW	No.	1,300.00
	7.5 KW	No.	1,340.00
	15 KW	No.	1,500.00
	22 KW	No.	2,100.00
	50 KW	No.	
	100 KW	No.	
	200 KW	No.	N.A
	300 KW	No.	
	400 KW	No.	
	500 KW	No.	

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	Desciption	Unit	Rate (S$)
E.36	Electrical Items		
i)	Control relay	No.	26.00
j)	Indicating light	No.	26.00
k)	Push button	No.	39.00
l)	100mm dial ammeter	No.	130.00
m)	100mm dial voltmeter	No.	130.00
n)	Voltmeter/Ammeter selector switch	No.	39.00
o)	Earth Leakage Relay	No.	26.00

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	Desciption	Unit	Rate (S$)
E.36	Electrical Items		
p)	MCCB/MCB		
	i) MCCB		
	15A TPN	No.	200.00
	20A TPN	No.	200.00
	30A TPN	No.	320.00
	40A TPN	No.	320.00
	60A TPN	No.	320.00
	100A TPN	No.	490.00
	150A TPN	No.	600.00
	200A TPN	No.	820.00
	300A TPN	No.	
	400A TPN	No.	
	600A TPN	No.	N.A
	800A TPN	No.	
	1000 TPN	No.	
	ii) MCB		
	10A TPN	No.	140.00
	15A TPN	No.	140.00
	20A TPN	No.	140.00
	30A TPN	No.	140.00
	60A TPN	No.	200.00

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MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

	Desciption	Unit	Rate (S$)	
E.37	Ventilation Fan		Axial Fan	Mixed flow Fan
a)	Axial and mixed flow fan **(200 Pa)**			
	i) 0.lm³/sec and below	No.	3,020.00	
	ii) 0.lm³/sec - 0.9m³/sec	No.	3,020.00	
	iii) 1.0m³/sec - l.9m³/sec	No.	3,840.00	
	iv) 2.0m³/sec - 2.9m³/sec	No.	3,900.00	
	v) 3.0m³/sec - 3.9m³/sec	No.	3,900.00	
	vi) 4.0m³/sec - 4.9m³/sec	No.	4,200.00	
	vi) 5.0m³/sec - 5.9m³/sec	No.	4,200.00	
	vii) 6.0m³/sec - 6.9m³/sec	No.		
b)	Propeller Fan.			
	i) 0.lm³/sec and below	No.	900.00	
	ii) 0.lm³/sec - 0.9m³/sec	No.		
	iii) 1.0m³/sec - l.9m³/sec	No.		
	iv) 2.0m³/sec - 2.9m³/sec	No.		
	v) 3.0m³/sec - 3.9m³/sec	No.	NA	
	vi) 4.0m³/sec - 4.9m³/sec	No.		
	vi) 5.0m³/sec - 5.9m³/sec	No.		
	vii) 6.0m³/sec - 6.9m³/sec	No.		

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MECHANICAL VENTILATION AIR CONDITIONING SYSTEM

	Desciption	Unit	Rate (S$)
E.38	Alteration Work		
a.	Relocation of a supply Linear diffuser with plenum box & re-connection of flexible duct.	No.	200.00
b.	Relocation of a return air linear diffuser with plenum box.	No.	180.00
c.	Relocation of VAV box with the necessary re-connection of ductwork.	No.	NA
d.	Re-location of ductwork of size 250 x 200mm for a VAV box. No.	No.	NA

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FIRE PROTECTION SERVICES

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FIRE PROTECTION SERVICES

E.1 GENERAL

Rates shall be inclusive of all necessary accessories, jointing and the like, labour, handling, detailing and setting out, use of tools, plant and equipment; also overhead charges and profit.

The Tenderer's unit rates for items required for the Contract Works, whether or not expressed on the Contract Drawings or in the Specification, shall be deemed to include the cost of shop drawings production, supply, installation, painting, commissioning and testing, etc.

These rates shall be used for the assessment of variations to the Contract for a period up to when the Contract Works are complete and where the Employer has issued a practical completion certificate.

The prices entered against each item in the Schedules of Rates shall subject to rationalization.

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E.2 SCHEDULE OF RATES

ITEM	DESCRIPTION	Unit	RATE (S$)	
1	Supply and install galvanised steel pipework per specification including fittings, hangers and pressure testing :		Medium Grade	Heavy Grade
	15mm NB	m	35	40
	20mm NB	m	40	45
	25mm NB	m	45	55
	32mm NB	m	50	60
	40mm NB	m	60	70
	50mm NB	m	70	80
	65mm NB	m	80	90
	80mm NB	m	100	120
	100mm NB	m	120	140
	150mm NB	m	140	160
2	Supply and install black steel pipework as per specification including fittings, hangers and pressure testing :		Medium Grade	Heavy Grade
	15mm NB	m	25	30
	20mm NB	m	30	35
	25mm NB	m	35	40
	32mm NB	m	40	45
	40mm NB	m	50	55
	50mm NB	m	60	65
	65mm NB	m	65	70
	80mm NB	m	75	80
	100mm NB	m	100	110
	150mm NB	m	120	130
	200mm NB	m	150	160
	250mm NB	m	180	200

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E.2 SCHEDULE OF RATES (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
3	Supply and install Ductile iron pipe as per specification including fittings, hangers, supports and pressure testing		
	15mm NB	m	N.A
	20mm NB	m	
	25mm NB	m	
	32mm NB	m	
	40mm NB	m	
	50mm NB	m	
	65mm NB	m	
	80mm NB	m	180
	100mm NB	m	200
	150mm NB	m	250
	200mm NB	m	300
4	Supply and install sprinkler head including 4m of 32mm NB galvanised steel pipe.		
	15mm NB pendent	Per Head	120
	15mm NB Royal Flush type (concealed)	Per Head	130
	15mm NB side wall	Per Head	120
	15mm NB upright	Per Head	120
	20mm NB ESFR OR quick response	Per Head	120

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E.2 SCHEDULE OF RATES (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
5	Supply and install sprinkler control valve, water alarm gong, test and drain pipe, gauges, etc.		
	100mm NB	Per Set	6,000
	150mm NB	Per Set	7,000
	200mm NB	Per Set	8,000
6	Supply and install 100mm NB water proving equipment, orifice plates, pressure gauges and testing equipment.	Per Set	2,500
7	Supply and install 65mm NB flanged, oblique type landing valve (PRV type) c/w copperalloy blank cap & chain.	Per Landing Valve	500
8	Supply and install 100mm NB 2-way fire service inlet c/w copper alloy blank caps and chain.	Per Inlet	1,500
9	Supply and install 150mm NB 4-way fire service inlet c/w copper alloy blank caps and chain.	Per Inlet	1,800
10	Supply and install 16 SWG cabinet, lock, wired mesh glass with letterings for 2-way fire service inlet.	Per Set	NA
11	Supply and install 16 SWG cabinet, lock, wired mesh glass with letterings for 4-way fire service inlet.	Per Set	NA
12	Supply and install leather strap and padlock for valves.	Per Set	50

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E.2 SCHEDULE OF RATES (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
13	Supply and install 25mm NB x 30m swing type fire hosereel complete with steel cabinet.	Pet Set	1,100
14	Supply and install 25mm NB x 30m swing recess type fire hosereel complete set.	Pet Set	500
15	Supply and install 30m standby hose for wet riser and dry riser landing valve c/w mounting and cabinet.	Pet Set	1,200
16	Supply and install of quick coupling for SCDF's water mist gun at the Hosereel pipe	Pet Set	NA

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E.2 SCHEDULE OF RATES (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
17	Fire Alarm and Detection System		
17.1	Main Fire Alarm Panel with battery and charger :-		
	a) 1~~8 zones~~	no.	10,000
	b) 24 zones	no.	NA
	c) 30 zones	no.	NA
	d) 36 zones	no.	NA
	e) 48 zones	no.	NA
	f) 64 zones	no.	NA
17.2	Sub Alarm Panel with battery and charger		
	a) ~~6 zones~~	no.	8,000
	b) 10 zones	no.	NA
	c) 12 zones	no.	NA
	d) 16 zones	no.	NA
	e) 20 zones	no.	NA
	f) 24 zones	no.	NA
	g) 28 zones	no.	NA
	h) 32 zones	no.	NA
	i) 6 zones	no.	NA

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E.2 SCHEDULE OF RATES (CONT'D)

ITEM		DESCRIPTION	Unit	RATE (S$)
18	Accessories:-			
	a)	Ionisation smoke detector	no.	NA
	b)	Photo-electric smoke detector	no.	550
	c)	Optical type smoke detector	no.	550
	d)	Rate-of-Rise heat detector	no.	550
	e)	Breakglass Call Point	no.	550
	f)	100mm 24V DC Alarm Bell	no.	NA
	g)	150mm 24V DC Alarm Bell	no.	550
	h)	Indicator light (LED)	no.	500
	i)	Indicator Light (Bulb) c/w holder and cover	no.	800
	j)	Remote Response Indicator	no.	3,000
	k)	Strobe light	no.	550
	l)	Water monitoring nozzle assembly	no.	NA
	m)	Home fire alarm device (HFAD) (Built-in Battery Smoke Detector)	no.	200
	n)	Braided flexible sprinkler hose	no.	400

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E.2 SCHEDULE OF RATES (CONT'D)

ITEM	DESCRIPTION		Unit	RATE (S$)
19	Supply and installation of the following :			
	a)	Level switches	no.	800
	b)	Multi-Water Level Sensors/Indicators	no.	500
	c)	1000mm sq. Pressed Steel tank plate	per plate	NA
	d)	1200mm sq. Pressed Steel tank plate	per plate	NA
	e)	Flow switches c/w timer delay	no.	500
	f)	Direct Reading Flow Meter	no.	2,500
	g)	100mm diameter pressure gauges	no.	300
	h)	150mm diameter pressure gauges	no.	500
	i)	Pressure Switches	no.	500
	j)	150mm NB Footvalve Strainer	no.	NA
	k)	200mm NB Footvalve Strainer	no.	NA
	l)	80mm NB Footvalve Strainer	no.	NA
	m)	150mm NB Vortex Inhibitor	no.	1,800
	n)	200mm NB Vortex Inhibitor	no.	2,000

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E.2 SCHEDULE OF RATES (CONT'D)

20 VALVES

Dia. (mm)	Drain Valve ($/Each)	Gate Valve ($/Each)	Check Valve ($/Each)	Globe Valve ($/Each)	Butterfly Valve ($/Each)	Ball Valve ($/Each)
15	80	80	80	80	80	N/A
20	100	100	100	100	100	
25	110	110	110	110	110	
32	150	150	150	150	150	
40	200	200	200	200	200	
50	300	300	300	300	300	
65	400	400	400	400	400	1,500
80	500	500	500	500	500	1,800
100	700	700	700	700	700	2,500
125	800	800	800	800	800	3,000
150	900	900	900	900	900	3,200
200	1,100	1,100	1,100	1,100	1,100	3,700
250	1,500	1,500	1,500	1,500	1,500	NA
300	2,000	2,000	2,000	2,000	2,000	NA

Note: All rates to include the supply and installation of supports, sleeves, hangers, fittings etc.

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E.2 SCHEDULE OF RATES (CONT'D)

21 PIPING ACCESSORIES

Dia. (mm)	Strainers ($/Each)	Flexible Joint ($/Each)	Anchors & Guides ($/Each)	Automatic Air Valve ($/Each)	Drain Points ($/Each)	Puddle Flange ($/Each)
25	110	100		100	110	NA
32	150	110			150	NA
40	200	150			200	NA
50	300	200			300	NA
65	400	300			400	NA
80	500	400	N.A		500	300
100	700	500			700	500
125	800	700			800	600
150	900	800			900	800
200	1,100	1,00			1,100	1,000

Note: All rates to include the supply and installation of supports, hangers, brackets, enclosures etc.

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E.2 SCHEDULE OF RATES (CONT'D)

22 FIRE EXTINGUISHER

Weight / Volume	CO²	ABC Dry Powder	Foam	Gas Expelled Water
2.2kg	100	60	NA	NA
2.5kg	100	60	NA	NA
4.5kg	200	80	NA	NA
6kg	NA	90	NA	NA
9kg	NA	100	NA	NA
	NA	NA	NA	NA
9 Litre	NA	NA	NA	NA

Note: All rates to include the supply and installation of supports, hangers, brackets, enclosures etc.

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E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS

ITEM	DESCRIPTION	Unit	RATE (S$)
A)	PVC insulated single core copper conductor cables inclusive of all accessories and terminations (excluded cable support)		
	1.50 mm²	m	2.10
	2.5 mm²	m	2.80
	4 mm²	m	3.00
	6 mm²	m	3.90
	10 mm²	m	4.80
	16 mm²	m	8.40
	25 mm²	m	12.10
	35 mm²	m	15.00
	50 mm²	m	19.00
	70 mm²	m	25.50
	95 mm²	m	34.00
	120 mm²	m	42.50
	150 mm²	m	50.60
	185 mm²	m	63.00
	240 mm²	m	80.00
	300 mm²	m	102.00

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E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
B)	PVC insulated 4 core copper conductor cables inclusive of all accessories and terminations :		
	1.50 mm²	m	8.40
	2.5 mm²	m	11.20
	6 mm²	m	15.60
	10 mm²	m	19.20
	16 mm²	m	33.60
	35 mm²	m	60.00
	70 mm²	m	102.00
	95 mm²	m	136.00
	150 mm²	m	202.40
	185 mm²	m	252.00
	240 mm²	m	320.00
	300 mm²	m	408.00

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E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
C)	PVC/PVC insulated single core copper conductor cables, inclusive of all accessories and terminations :		
	1.50 mm²	m	2.40
	2.5 mm²	m	2.90
	4 mm²	m	3.10
	6 mm²	m	4.00
	10 mm²	m	5.20
	16 mm²	m	9.00
	25 mm²	m	13.00
	35 mm²	m	16.00
	50 mm²	m	20.50
	70 mm²	m	27.60
	95 mm²	m	36.20
	120 mm²	m	45.90
	150 mm²	m	55.00
	185 mm²	m	68.00
	240 mm²	m	86.20
	300 mm²	m	110.00

ENGINEERING PTE LTD 200803146G

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COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
D)	PVC/PVC insulated 4 core copper conductor cables, inclusive of all accessories and terminations :		
	1.50 mm²	m	9.60
	2.5 mm²	m	11.60
	4 mm²	m	12.40
	6 mm²	m	16.00
	10 mm²	m	20.80
	16 mm²	m	36.00
	25 mm²	m	52.00
	35 mm²	m	64.00
	50 mm²	m	82.00
	70 mm²	m	110.40
	95 mm²	m	144.80
	120 mm²	m	183.60
	150 mm²	m	220.00
	185 mm²	m	272.00
	240 mm²	m	344.80
	300 mm²	m	440.00

LBD ENGINEERING PTE LTD 200803146G

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BNL ENGINEERING PTE LTD

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
E)	PVC/SWA/PVC single core copper conductor cables, inclusive of all accessories and terminations :		Nil
	35 mm²	m	N.A
	70 mm²	m	
	95 mm²	m	
	120 mm²	m	
	150 mm²	m	
	185 mm²	m	
	240 mm²	m	
	300 mm²	m	
F)	PVC/SWA/PVC 3 core copper conductor cables, inclusive of all accessories and terminations :		
	35 mm²	m	70.00
	70 mm²	m	123.00
	95 mm²	m	153.00
	120 mm²	m	204.20
	150 mm²	m	242.50
	185 mm²	m	300.30
	240 mm²	m	380.00
	300 mm²	m	460.30

BNL ENGINEERING PTE LTD 200803146G

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COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE

SUPPLEMENTARY SCHEDULE OF RATES FOR BUS INTERCHANGE

FIRE PROTECTION SERVICES

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
G)	Fire Resistance Cables		
	1.50 mm^2	m	2.70
	2.5 mm^2	m	3.00
	4 mm^2	m	4.00
	6 mm^2	m	4.50
	10 mm^2	m	6.00
	16 mm^2	m	10.00
	25 mm^2	m	14.00
	50 mm^2	m	22.00
	70 mm^2	m	33.00
	95 mm^2	m	42.10
	120 mm^2	m	53.00
	150 mm^2	m	62.00
	185 mm^2	m	75.00
	240 mm^2	m	95.00
	300 mm^2	m	120.00

LSD ENGINEERING PTE LTD 200803146G

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COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
H)	PVC/SWA/PVC 4 core copper conductor cables, inclusive of all accessories and terminations :		
	35 mm^2	m	85.00
	70 mm^2	m	153.00
	95 mm^2	m	185.00
	120 mm^2	m	254.20
	150 mm^2	m	290.00
	185 mm^2	m	360.00
	240 mm^2	m	465.00
	300 mm^2	m	550.00

ENGINEERING PTE LTD 200803146G

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COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
	Conduits, Trunking, Cable Tray		
I)	G.I. conduits, concealed, inclusive of conduits boxes, joints and accessories :		
	20 mm diameter	m	15.00
	25 mm diameter	m	18.00
	32 mm diameter	m	25.00
	38 mm diameter	m	34.00
J)	G.I. conduits, surface mount, inclusive of conduit boxes, joints and accessories :		
	20 mm diameter	m	15.00
	25 mm diameter	m	18.00
	32 mm diameter	m	25.00
	38 mm diameter	m	34.00

LSD ENGINEERING PTE LTD 200803146G

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BNL ENGINEERING PTE LTD

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
K)	Conduits, Trunking, Cable Tray Flexible conduit, PVC sheathed, inclusive sheathed, inclusive of adaptors, and other accessories :		
	20 mm diameter	m	8.00
	25 mm diameter	m	11.00
	32 mm diameter	m	17.00
L)	Metal trunking, inclusive of all mounting accessories :		
	50 x 50mm		25.00
	75 x 75mm	m	32.00
	150 x 100mm	m	70.00
	150 x 150mm	m	83.00
	300 x 150mm	m	126.00
	400 x 100mm	m	NA

LSD ENGINEERING PTE LTD 200803146G

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BNL ENGINEERING PTE LTD

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
M)	Cable tray, inclusive of all mounting accessories :		
	100 mm	m	40.00
	150 m	m	45.00
	225 mm	m	56.00
	300 mm	m	69.00
	400 mm	m	98.00
N)	Switchfuses :		
	15A SPN	No.	100.00
	30A SPN	No.	140.00
	15A TPN	No.	110.00
	30A TPN	No.	150.00
	60A TPN	No.	260.00
	100A TPN	No.	420.00
	200A TPN	No.	NA
	300A TPN	No.	NA
	400A TPN	No.	NA
	500A TPN	No.	NA

LBD ENGINEERING PTE LTD 200803146G

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BNL ENGINEERING PTE LTD

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
O)	Isolators : (Moulded Plastic Isolator)		
	15A SPN	No.	50.00
	30A SPN	No.	80.00
	15A TPN	No.	55.00
	30A TPN	No.	85.00
	60A TPN	No.	120.00
	100A TPN	No.	300.00
	200A TPN	No.	NA
	300A TPN	No.	NA
	400A TPN	No.	NA
	500A TPN	No.	NA

ENGINEERING PTE LTD 200803146G

SIGNATURE : ....

COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE

SUPPLEMENTARY SCHEDULE OF RATES FOR BUS INTERCHANGE

FIRE PROTECTION SERVICES

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
P)	Motor Starter including protection and overload device):		
	Direct on line Starter		
	0.95 KW	No.	300
	1.5 KW	No.	400
	2.0 KW	No.	600
	Star-Delta Starter		
	2.2 KW	No.	600
	3.5 KW	No.	700
	5.5 KW	No.	900
	9 KW	No.	1,100
	13.5 KW	No.	1,400
	15 KW	No.	1,600
	Auto transformer Starter		
	30 KW	No.	2,600
	40 KW	No.	4,200
	50 KW	No.	5,500
	100 KW	No.	6,500

BNL ENGINEERING PTE LTD 200803146G

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COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
P)	Motor Starter including protection and overload device): (Cont'd)		
	VFD Starter		
	50 KW	No.	3,500
	75 KW	No.	4,500
	150 KW	No.	6,500
	200 KW	No.	8,500
	Solid-State Starter		
	50 KW	No.	5,500
	100 KW	No.	6,500
	150 KW	No.	7,500
	200 KW	No.	8,500
Q)	Control relay	No.	10,500
R)	Indicating light	No.	500
S)	Push button	No.	500
T)	100mm dial ammeter	No.	500
U)	100mm dial voltmeter	No.	500
V)	Voltmeter/Ammeter selector switch	No.	500
W)	SP MCB's 15A to 60A rating	No.	500
X)	TP MCB's 15A to 50A rating	No.	500

SIGNATURE : ....

COMPANY STAMP : ....

SECTION BUS INTERCHANGE

SUPPLEMENTARY SCHEDULE OF RATES FOR BUS INTERCHANGE

FIRE PROTECTION SERVICES

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
Y)	MCB boards :		
	2 - Way SPN	No.	600
	4 - Way SPN	No.	900
	6 - Way SPN	No.	1,000
	2 - Way TPN	No.	600
	4 - Way TPN	No.	900
	6 - Way TPN	No.	1,000
Z)	Residual current device (ELCB):		
	30A DP		
	30 mA	No.	400
	100 mA	No.	450
	300 mA	No.	500
	60A DP		
	30 mA	No.	400
	100 mA	No.	450
	300 mA	No.	500
	100A DP		
	30 mA	No.	650
	100 mA	No.	700
	300 mA	No.	750

LSD ENGINEERING PTE LTD 200803146G

SIGNATURE : ....

COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE

SUPPLEMENTARY SCHEDULE OF RATES FOR BUS INTERCHANGE

FIRE PROTECTION SERVICES

E.2 SCHEDULE OF RATES (CONT'D)

23 ELECTRICAL ITEMS (CONT'D)

ITEM	DESCRIPTION	Unit	RATE (S$)
Z)	Residual current device (ELCB): (Cont'd)		
	30A 4 Pole		
	30 mA	No.	400
	100 mA	No.	450
	300 mA	No.	500
	60A 4 Pole		
	30 mA	No.	450
	100 mA	No.	550
	300 mA	No.	600

BNL ENGINEERING PTE LTD 200803146G

SIGNATURE : ....

COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

E.3 SCHEDULE OF PAYMENT RATES

The rates quoted below shall be used for the valuation of variations during the course of the Sub Contract works up the date of Practical completion.

All Rates To Be Inserted on Daily Basis	
Labour Classification	**Rate Per Day $**
Supervising Engineer	NA
Foreman	250
Technician / Mechanics	180
Electrician	180
Male Labourer	150
Female Labourer	150
Painter	120

On Costs are to cover all wages and allowance payable to or on behalf of labour including non productive overtime, payroll tax, contributions as necessary to the Foreign Workers Levy, Central Provident Fund, Mosque Building Fund, Skills Development Levy, incentive and bonus payment together with all other liabilities and obligations whatsoever and are deemed to include for the use of ordinary plant, tools and scaffolding, overheads and profits.

BNL ENGINEERING PTE LTD 200803146G

SIGNATURE : ....

COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE

SUPPLEMENTARY SCHEDULE OF RATES FOR BUS INTERCHANGE

FIRE PROTECTION SERVICES

E.4 MAINTENANCE CONTRACT

E.4.1 The Sub-Contractor will, at the request of the Employer after the expiry of the Maintenance Period, enter into a Maintenance Contract with the Employer and his assignee for the periodical inspection, cleaning, testing, maintenance and repair of the whole of the plant and equipment to be installed under this Sub-Contract. or such part or parts as the Employer shall from time to time direct.

E.4.2 The Tenderer is therefore to submit his draft of the above Maintenance Contract (both Standard and Comprehensive) which is to include terms and conditions to the following effect:

a) At the Employer's option, the Maintenance Contract shall last for 3 years, commencing after the expiry of the Maintenance Period. The Employer may terminate the Maintenance Contract upon giving 3 months prior notice of his attention so to do.

b) The Maintenance may be assigned by the Sub-Contractor but only with the consent of the Employer who must be satisfied as to the competence of the assignee.

c) The provision of skilled personnel fully conversant with the plant and equipment and competent to attend the same.

d) Provision, subject to agreement with and modification by the Employer, of a maintenance programme.

e) Attendance upon the plant and equipment for the purpose of routine cleaning and inspection at specified intervals.

f) Immediate attendance by day or night upon notification of breakdown or hazardous situation or condition with respect to the plant and equipment. The Sub-Contractor is to supply the names and telephone number of persons competent and authorised to act upon such notification.

g) Indemnity for the Employer against any loss, damage, injury or claim attributable to the negligence of the Sub-Contractor.

h) The supply of all spare parts and other necessary materials such as electric cabling wire, paint, oil, grease, cotton waste, etc., associated with routine maintenance.

i) The supply of all necessary staging, tools, instrument, etc

SIGNATURE : ....

COMPANY STAMP : ....

SECTION BUS INTERCHANGE

SUPPLEMENTARY SCHEDULE OF RATES FOR BUS INTERCHANGE

FIRE PROTECTION SERVICES

SIGNATURE : ....

COMPANY STAMP : ....

E.4 MAINTENANCE CONTRACT (CONT'D)

j) The monthly submission to the Employer of a log reporting upon the status of plant and equipment and detailing work done, spares and materials used and labour employed.

k) The Tenderer shall submit a yearly fixed lump sum price for the above as follows:-

Standard Maintenance	**S($)**
1st Year	15000
2nd Year	15000
3rd Year	15000
Comprehensive Maintenance (to be inclusive of all spare parts required)	**S($)**
1st Year	25000
2nd Year	25000
3rd Year	25000

Note : The Tenderer shall include the Performance Bond amounting to 5% in the Maintenance Cost for the 3 years period for both Standard & Comprehensive Maintenance.

LSD ENGINEERING PTE LTD 200803146G

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COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

E.4 MAINTENANCE CONTRACT (CONT'D)

E.4.3 In addition for 3 year (After expiry of the Maintenance Period), the Tenderer shall undertake to replace/repair as necessary equipment and materials and supply labour to execute such works.

The charges for the above services are to be calculated as follows :-

a) Spare parts and materials are to be supplied at cost, plus 15 per cent surcharge to cover overheads, supervision and profit. Costs must be suitably evidenced in writing, which at the Employer's request may include invoices and shipping documents.

b) Labour is to be supplied at daily rates specified as follows:-

	Rate Per Daily		
	YEAR 1	YEAR 2	YEAR 3
Project Engineer	500	500	500
Foreman	300	300	300
Electrician / Mechnanic	250	250	250
Technician	250	250	250
Unskilled Workmen	120	120	120

E.4.4 The Tenderer may also (but alternatively) submit draft Maintenance Contracts for Both "Standard and "Comprehensive" monthly maintenance service for the 4th and 5th year (after expiry of the Maintenance Period) incorporating his own terms and conditions and clearly showing his price and details of their periodic and monthly scope of works.

E.4.5 The Employer may employ the Sub-Contractor on the basis of any of the above forms of Maintenance Contract.

BNL ENGINEERING PTE LTD 200803146G

SIGNATURE : ....

COMPANY STAMP : ....

SECTION BUS INTERCHANGE

SUPPLEMENTARY SCHEDULE OF RATES FOR BUS INTERCHANGE

BUILDING MANAGEMENT SYSTEM

SECTION BUS INTERCHANGE
SUPPLEMENTARY SCHEDULE OF RATES
BUILDING MANAGEMENT SYSTEM

E.1 GENERAL

The brief description listed in the following Schedule of Rates shall be read in conjunction with the Contract Drawings.

Rates shall be inclusive of all necessary accessories, jointing termination and the like labour, handling detailing and setting out, use of tools, plant and equipment; also overhead charges and profit.

The Tenderer's unit rates for items required for the Contract Works, whether or not expressed on the Contract Drawings or in the Specification, shall be deemed to include the cost of shop drawings production, supply, installation, painting, commissioning and testing, etc..

These rates shall be used for the assessment of variations to the Contract for a period up to when the Contract Works are complete and where the Architect has issued the Completion Certificate under the Contract.

This Schedule must be completed fully for the tender submission and the Tenderer shall additionally schedule all other pertinent items to be supplied in the Contract.

The prices entered against each item in the Schedules of Rates shall subject to rationalization.

LBD ENGINEERING PTE LTD 200803146G

SIGNATURE : ....

COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE
SUPPLEMENTARY SCHEDULE OF RATES
BUILDING MANAGEMENT SYSTEM

ITEM	DESCRIPTION	Unit	RATE (S$)
1	To supply, install and commission the following equipment :-		
	a) Client Server	each	5,500.00
	b) Operator Workstation	each	3,300.00
	c) LCD Monitor		
	i. 17"	each	1,000.00
	ii. 19"	each	1,100.00
	iii. 24"	each	1,200.00
	d) Laser colour printer	each	NA
	e) SDDC	each	5,500.00
	f) ADDC	each	5,500.00
	g) Modular Input/Output Card	each	1,500.00
	h) Potable Terminal	each	NA
	i) Ethernet Switch (Managed)	each	4,400.00 (for 24 port) 1,100.00 (for 8 port)
	j) Uninterruptible Power Supply c/w batteries for :-		
	i. 15 kva + 15 mins	each	2,900.00
	ii. 30 kva + 30 mins	each	3,300.00
	k) Modem	each	2,500.00
2	To supply, install and commission the following transducers :-		
	a) Current	each	By Elect
	b) Voltage	each	
	c) KW	each	
	d) Frequency	each	
	e) Power Factor	each	
	f) Kilowatt Hour (kWH)	each	

BNL ENGINEERING PTE LTD 200803146G

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BNL ENGINEERING PTE LTD

ITEM	DESCRIPTION	Unit	RATE (S$)
3	Field Sensors		
	a) Room Temperature	each	NA
	b) Duct Temperature	each	800.00
	c) Water Flow	each	NA
	d) Water Pressure	each	NA
	e) Water Differential Pressure	each	NA
	f) Relative Humidity	each	800.00
	g) Enthalpy Sensor	each	NA
	h) Air Flow Differential Pressure	each	990.00
	i) Refrigerant Sensor	each	NA
	j) High/Low Water Level	each	NA
	k) Pipe Temperature Sensor c/w Well	each	NA
	l) Static Pressure Sensor	each	990.00
4	Switches		
	a) Water Pressure	each	NA
	b) Water Flow	each	NA
	c) Air Flow	each	770.00
	d) Filter Alarm	each	770.00
5	Water Flow Meter **(DN150)**	each	4,400.00
6	Kilowatt-Hour Meter (Digital Type)	each	NA
7	Motorised ON/OFF Damper Actuator	each	NA
8	Motorised Modulating Damper Actuator	each	990.00
9	Valve Actuator	each	NA
10	Modulating Damper Actuator	each	990.00

LSD ENGINEERING PTE LTD 200803146G

SIGNATURE : ....

COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

SECTION BUS INTERCHANGE
SUPPLEMENTARY SCHEDULE OF RATES
BUILDING MANAGEMENT SYSTEM

ITEM	DESCRIPTION	Unit	RATE (S$)
11	Water Detector	each	880.00
12	AHU Modulating Control Valve		
	a) ~~Φ65 mm~~ **DN 15**	each	550.00
	b) ~~Φ80 mm~~ **DN 20**	each	770.00
	c) ~~Φ100 mm~~ **DN 25**	each	990.00
	DN 32		1,320.00
13	Room Thermostat	each	350.00
14	Co, Co_2 Sensor	each	1,200.00
15	Smoke Detector	each	1,200.00
16	Cables		
	a) Network Transmission Cable (Fibre-Optic)	m	22.00
	b) Field Data Transmission Cable	m	16.50
17	Other items not listed above, (Please Specify)		
	a) **Thermistor for GM monitoring**		880.00
	b) **Agilent Datalogger for GM Monitoring**		6,600.00
	c)		
	d)		

LBD ENGINEERING PTE LTD 200803146G

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COMPANY STAMP : ....

BNL ENGINEERING PTE LTD

Reply to BNL SCA commment

S/N	Comment item in SCA	LBD Reply	Remarks	BNL counter proposal	LBD reply 29 nov 23
	Standard Scope				
1	Page 2, Item 2.1.4	Main contractor (MC) will notify sub-contractor (SC) if there is any loss and expense with support docs. SC can always revert with his justification if disagreed.	no changes require	Noted	
2	Page 3, Item 2.3.1.11	Labour & tools by SC , material by MC (patching/ make good opening)	no changes require	Noted	
3	Page 3, Item 2.3.3	Lump Sum contract shall included all authorities required for their sub-contract.	no changes require	SC are entitled to claim if changes are within the construction phase	Must follow MC requirement if we able to claim from hdb , we will do the same thing to BNL
4	Page 5, Item 2.11.7	If SC in default this will be kick in. If not, this is just as standard clause to compensate MC whatever losses due to SC default.	no changes require	MC to give notice in respect of the justification with reasonable amount	If in default of maintenance insurance, MC will bill all the cost incur with admin
5	Page 5, Item 2.12 & 2.13	This 2 item to be strike-off		Noted	
6	Page 7, Item 2.16.2	This 2 item to be strike-off		Noted	
7	Page 9, Item 2.21.3	This is unforseen event standard clause	no changes require	Noted	
8	Page 11, Item 2.31.1	Share facilities by MC will be provided FOC subject to the availabilities	no changes require	Noted	
	Appendix III - Scope of works				
9	Page 1 Item a ii	under UPS/UTS , will be strike off		Noted	
10	Page 1 Item a iv	under UPS/UTS , will be strike off		Noted	
11	Page 2 Item a xi	under UPS/UTS , will be strike off		Noted	
12	Page 3 Item a xvii	Supply and install all lighting fitting as per the spec & dwgs provided	no changes require	Noted	
13	Page 3 item a xix (xxi)	will be strike-off		Noted	
14	Page 3 Item a xx	To be included we don't have other electrical contractor for this project	no changes require	Noted	
15	Page 3 Item a xxiii, 8	same meaning as per BNL comment	no changes require	Noted	
16	Page 4 item a xxv (xxvii)	no changes require, must be every floor	no changes require	To reconsider every 3 floor	Subject to Site Staff agreement
17	Page 4 item a xxvi (xxviii)	Only exclude the bus interchange block , other included if required under the spec & drawings	BI will be strike off	Noted	
18	Page 4 item a xxx (xxxii)	To be strike-off		Noted	
19	Page 4 item a xxxiii (xxxv)	only applicable to resi blk as per your BOQ	no changes require	xxxv, Fire Alarm by Others	Resi blk is by BNL if applicable & BI by other
20	Page 5 item a xxxvi (xxxviii)	with optional cost for this items, will amend accordingly		Noted	
21	Page 5 item b	lighting , Lightning, power & DB by BNL, lead in pipes by other will be amend accordingly		Noted	
22	Page 5 item e	Authority fee by MC but SC will responsible for their fail	no changes require	Fire Alarm By Others	Authority fee by MC but SC will responsible for their fail
23	Page 9 item hh	If require under their subcontract works shall included	no changes require	Underground works by Others	Understand that UPS & UTS not under BNL , that why this is if require under your sub-contract
24	Page 9 item ii	under UPS/LTS , will strike off		Noted	
25	Page 9 item jj	SC shall avoid their sub-contract routing clashing with others and maintance his own sub-contract work access if any	no changes require	Underground works by Others	Understand that UPS & UTS not under BNL , that why this is if any under your sub-contract
26	Page 10 item vv	with optional cost for this items, will amend accordingly		Noted	
27	Page 10 Item ww	sprinkler items to be strike off, will amend accordingly		Noted	
28	Page 10 item zz	LED strip only for temp. bus stop / linksway, will amend accordingly		To provide Batten Light instead of LED Strip Light	BNL highligted this to be LED Batten subject to Site Staff agreement
29	Page 11 Item bbb	No requirement solar panel , will strike off		Noted	
30	Page 11 Item ggg	Access Panel by other		Noted	
31	Page 22 Item SC-44	to be strike-off		Noted	
	Appendix V				
32	Item 5	This was agreed during tender interview for worker quarter & temporary elect works.	no changes require	Noted	
33	Item 6	Account opening / deposit by MC	no changes require	Noted	
34	Item 11	Authorities fees by MC	no changes require	Noted	
35	Item 17	Materials by MC		Noted	
36	Item 19	for commercial element eg:- commercial area, shop, canteen & etc if any	no changes require	Noted	
37	Item 21	As per the BOQ items		Kindly specify what to be added on	BOQ wording to be add on , your sum shall follow BOQ , dwgs & Spec provided
38	Item 23	to be strike-off		Noted	
39	Bond attachment	Just the specimen, not apply to your sub-contract.		Noted	

LBD ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD